UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ⊠ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

⊠ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Enova International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⊠ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

175 West Jackson Blvd.

Chicago, Illinois 60604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 8, 2024

The 2024 Annual Meeting of Stockholders (Annual Meeting) of Enova International, Inc. (we, us, our, Enova or the Company) will be held at 175 West Jackson Blvd., Chicago, Illinois 60604 on the 6th floor, Ruby Conference Room, on Wednesday, May 8, 2024 at 9:00 a.m., Central Time, to vote on the following matters:

Proposal 1:	the election of nine members of our Board of Directors for a one-year term to expire at the 2025 Annual Meeting of Stockholders;
Proposal 2:	a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers;
Proposal 3:	ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
Proposal 4.	approval of the Enova International, Inc. Fourth Amended and Restated 2014 Long-Term Incentive Plan;

and to transact any other business that may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

The accompanying proxy statement provides information about the matters you will be asked to consider and vote on at the Annual Meeting.

Our Board of Directors has fixed the close of business on March 15, 2024 as the record date for determining holders of record of our common stock, par value $0.00001 per share (Common Stock), entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish our proxy materials on the Internet. As a result, we are mailing a notice to our stockholders instead of a printed copy of the proxy statement and our 2023 annual report. The notice provides instructions on how to access these materials on the Internet and how to obtain printed copies.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, our Board of Directors asks that you vote as soon as possible. You may vote by proxy on the Internet, via toll-free telephone number or, if you received a proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Your vote is important and all stockholders are encouraged to attend the Annual Meeting and vote in person or by proxy.

Thank you for your support and continued interest in our Company.

By Order of the Board of Directors:

David Fisher

Chief Executive Officer

Chicago, Illinois

March 28, 2024

ENOVA INTERNATIONAL, INC.

2024 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

175 West Jackson Blvd.

Chicago, Illinois 60604

PROXY STATEMENT

FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

General Information

We are furnishing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors (Board) for use at our 2024 Annual Meeting of Stockholders (Annual Meeting), to be held at 175 West Jackson Blvd., Chicago, Illinois 60604 on the 6th floor, Ruby Conference Room, at 9:00 a.m., Central Time, on Wednesday, May 8, 2024, and at any reconvened meeting following any adjournment or postponement of the Annual Meeting. Our telephone number is (312) 568-4200, and our mailing address is 175 West Jackson Blvd., Suite 600, Chicago, Illinois 60604. Our website address is www.enova.com. Information on our website is not a part of this proxy statement. When used in this proxy statement, the terms we, us, our, the Company or Enova refer to Enova International, Inc. and, unless the context requires otherwise, its subsidiaries.

We began mailing the Notice of Internet Availability of Proxy Materials (Notice) to the record holders of our common stock, par value $0.00001 per share (Common Stock), on or about March 28, 2024.

The Company’s annual report to stockholders (Annual Report) for the fiscal year ended December 31, 2023 (fiscal year 2023), which includes the Company’s 2023 audited consolidated financial statements, is a part of our proxy materials being made available to you.

Questions and Answers

Why did I receive these materials?

These materials are being provided to you in connection with our Board’s solicitation of proxies for use at the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and to vote in person or by proxy on the proposals described in this proxy statement.

What is included in the proxy materials?

The proxy materials include:

•
the Notice of Annual Meeting of Stockholders;
•
this proxy statement (including a proxy card or voting instruction card, as applicable); and
•
our Annual Report.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of printed proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (SEC), we are making our proxy materials available to stockholders electronically on the Internet. On or about March 28, 2024, we began mailing the Notice to stockholders as of the record date. Holders of our Common Stock will be able to access the proxy materials on the Internet at www.proxyvote.com or request printed copies of the proxy materials. Instructions on how to access the proxy materials on the Internet or request a printed copy are found in the Notice. We believe this electronic process will expedite your receipt of the proxy materials and reduce the cost and environmental impact of the Annual Meeting. We also encourage you to have all your accounts registered in the same name and address by contacting our transfer agent, Computershare Trust Company, N.A., at (800) 884‑4225 or at www.computershare.com/contactus.

What am I voting on?

Our Board is soliciting your vote for:

Proposal 1: the election of nine members of our Board named in this proxy statement for a one-year term to expire at the 2025 Annual Meeting of Stockholders;

Proposal 2: a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers as disclosed in this proxy statement;

Proposal 3: ratification of the appointment of Deloitte & Touche LLP (Deloitte) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (fiscal year 2024); and

Proposal 4: approval of the Enova International, Inc. Fourth Amended and Restated 2014 Long-Term Incentive Plan (Fourth Amended and Restated 2014 LTIP).

What are the Board’s voting recommendations?

Our Board recommends you vote:

•
FOR the election of the nine directors for a one-year term to expire at the 2025 Annual Meeting of Stockholders (Proposal 1);
•
FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 2);

•
FOR ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2024 (Proposal 3); and
•
FOR the approval of the Fourth Amended and Restated 2014 LTIP (Proposal 4).

How can I get electronic access to the proxy materials?

The Notice provides you with instructions on how to view the proxy materials for the Annual Meeting on the Internet. The website on which you can view our proxy materials will also allow you to elect to receive future proxy materials electronically by email, which will save us the cost of printing and mailing materials to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Who is entitled to vote at the Annual Meeting?

Only holders of our Common Stock as of the close of business on March 15, 2024 (record date) are entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

How many votes do I have?

On the record date, there were 27,487,011 shares of Common Stock (exclusive of treasury shares) outstanding. Each stockholder is entitled to one vote for each outstanding share of Common Stock held as of the record date.

We refer to the total number of votes represented by our outstanding Common Stock as our total voting power. As of the record date, holders of our Common Stock held 100% of the total voting power entitled to vote at the Annual Meeting.

What is the difference between holding Common Stock as a holder of record and as a beneficial owner?

•
Holders of Record. If your Common Stock is registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record of those shares of Common Stock, and we sent the Notice directly to you.
•
Beneficial Owners. If your Common Stock is held in an account at a broker, bank or other nominee, then you are the beneficial owner of the Common Stock, and the Notice was sent directly to you by your broker, bank or other nominee. The nominee holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you generally have the right to direct your nominee on how to vote the Common Stock held in your account.

What is the quorum required for the Annual Meeting?

A majority of our total voting power outstanding on the record date must be present in person or represented by proxy at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum.

If I am a stockholder of record, how do I vote?

There are four ways to vote:

•
In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.
•
On the Internet. You may vote by proxy on the Internet by following the instructions in the Notice.

•
By telephone. You may vote by proxy on the telephone by following the instructions in the Notice or by calling the toll-free number on the proxy card.
•
By mail. If you requested printed copies of the proxy materials by mail, you may vote by proxy by marking, signing and dating the proxy card and returning it in the envelope provided.

If you are voting on the Internet, by telephone or by returning an executed proxy card, your vote or proxy card must be received by 11:59 p.m., Eastern Time, on May 7, 2024 to be counted.

If I am a beneficial owner of Common Stock held in street name, how do I vote?

There are four ways to vote:

•
In person. If you are a beneficial owner of Common Stock held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your Common Stock. Please contact your broker, bank or other nominee for instructions on obtaining a proxy.
•
On the Internet. You may give your voting instructions to your nominee on the Internet by following the instructions on the voting instruction form.
•
By telephone. If you requested printed copies of the proxy materials by mail, you may give your voting instructions to your nominee by calling the toll-free number on the voting instruction form.
•
By mail. If you requested printed copies of the proxy materials by mail, you may vote by proxy by completing the voting instruction form and mailing it back in the envelope provided.

If you are voting on the Internet, by telephone or by returning an executed voting instruction form, your vote or voting instruction form must be received by 11:59 p.m., Eastern Time, on May 7, 2024 (the proxy voting deadline) to be counted.

What happens if I do not give specific voting instructions?

•
Stockholders of Record. If you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your Common Stock in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders determine in their discretion on any other matters properly presented at the Annual Meeting.
•
Beneficial Owners of Common Stock. If you are a beneficial owner of Common Stock and do not provide the nominee that holds your Common Stock with specific voting instructions, the nominee may generally vote on routine matters but cannot vote on non-routine matters. If your nominee does not receive instructions from you on how to vote your Common Stock on a non-routine matter, it will not have authority to vote your Common Stock on that matter. This is generally referred to as a broker non-vote. When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be treated as votes cast for or against the matter. We encourage you to provide voting instructions to the nominee that holds your Common Stock by carefully following the instructions provided in the Notice or voting instruction form.

Which proposals are considered routine or non-routine?

Proposal 1 (election of directors), Proposal 2 (non-binding advisory vote to approve named executive officer compensation) and Proposal 4 (approval of the Fourth Amended and Restated 2014 LTIP) are considered non-routine matters.

Proposal 3 (ratification of the appointment of Deloitte) is considered a routine matter.

What happens if other business is brought before the Annual Meeting?

Management does not know of any business to be transacted at the Annual Meeting other than the matters described in this proxy statement. However, if any other matters do properly come before the Annual Meeting, it is intended that the shares represented by the proxies at the Annual Meeting will be voted by the proxy holders as recommended by the Board or, if no recommendation has been given, in accordance with the best judgment of the persons designated to vote the proxies at the Annual Meeting.

What vote is required to approve each proposal?

The following table describes the voting requirement for each proposal:

Proposal 1	Election of nine directors for a one-year term to expire at the 2025 Annual Meeting of Stockholders

Each director must be elected by the vote of the majority of the votes cast at the meeting. This means the number of votes cast by stockholders FOR the director must exceed 50% of the total number of votes cast with respect to that director’s election. Abstentions and broker non-votes will have no effect on the election of directors.

Proposal 2	Advisory vote to approve named executive officer compensation

This proposal must be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. This means that of the shares represented at the meeting and entitled to vote on this matter, a majority of them must be voted FOR the proposal for it to be approved. Abstentions will have the same effect as a vote AGAINST this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal 3	Ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024

This proposal must be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. This means that of the shares represented at the meeting and entitled to vote on this matter, a majority of them must be voted FOR the proposal for it to be approved. Abstentions will have the same effect as a vote AGAINST this proposal. Because this is considered a routine matter, we do not expect any broker non-votes.

Proposal 4	Approval of the Fourth Amended and Restated 2014 LTIP

This proposal must be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. This means that of the shares represented at the meeting and entitled to vote on the matter, a majority of them must be voted FOR the proposal for it to be approved. Abstentions will have the same effect as a vote AGAINST this proposal, and broker non-votes will have no effect on the vote for this proposal.

What happens if a director does not receive a majority of the votes cast?

In an uncontested election, if a director who is an incumbent director does not receive a majority of the votes cast, he or she is required to promptly tender a resignation to the Board after the certification of the election results. The remaining directors on the Board will then determine, in accordance with procedures established by such directors, or a committee designated by such directors, whether to accept or reject the resignation or take any other action within 90 days from the date of the certification of the election results. If such director’s resignation is not accepted by the remaining directors on the Board, the director will continue to serve until the next annual meeting or until his or her successor is duly elected or his or her earlier resignation or removal. If a director’s resignation is accepted by the remaining directors on the Board, then the remaining directors, in their sole discretion, may fill any resulting vacancy or may decrease the size of the Board.

What is the effect of the advisory vote to approve named executive officer compensation?

As an advisory vote, Proposal 2 is not binding on our Board or the Management Development and Compensation Committee (Compensation Committee). However, we value your opinion on this important issue. Our Compensation Committee, which is responsible for designing and administering our executive compensation programs, appreciates support for its compensation philosophy and will consider the results of the advisory vote on Proposal 2 when making future executive compensation decisions.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the proxy voting deadline or by voting in person at the Annual Meeting if you have the right to vote in person. You may change your vote by voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the applicable deadline will be counted), by signing and returning a new proxy card or voting instruction form, as applicable, with a later date, or by attending the Annual Meeting and voting in person if you have the right to vote in person. Mere attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

How will my proxy be voted?

Common Stock represented by a properly executed proxy (in paper form, by Internet or telephone) that is received in a timely manner, and not subsequently revoked, will be voted at the Annual Meeting or any adjournment or postponement thereof in the manner directed by you on the proxy. David Fisher (our Chief Executive Officer) and Sean Rahilly (our General Counsel and Chief Compliance Officer) have been designated by the Board as the persons to act as proxies at the Annual Meeting and to represent you and vote your Common Stock at the Annual Meeting as directed by you. All Common Stock represented by a properly executed proxy for which no voting instructions have been provided will be voted:

(1)
FOR the election of the nine directors named in this proxy statement for a one-year term to expire at the 2025 Annual Meeting of Stockholders;
(2)
FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers;
(3)
FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
(4)
FOR the approval of the Fourth Amended and Restated 2014 LTIP.

Is my vote confidential?

We will handle proxy instructions, ballots and voting tabulations that identify individual stockholders in a manner that protects your voting privacy. Your vote will not be disclosed within or outside our Company, except:

•
as necessary to meet applicable legal requirements;
•
to allow for the tabulation and certification of votes; and
•
to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards. These may be forwarded to management or our Board.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results may be announced at the Annual Meeting and will be promptly announced after the Annual Meeting. The final voting results will be tallied by the Inspector of Election for the Annual Meeting and announced in a current report on Form 8-K filed with the SEC within four business days after the final voting results are known.

Who is paying the cost of this proxy solicitation?

We are paying the cost of soliciting proxies. We will pay brokerage firms and other persons representing beneficial owners of Common Stock their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners who specifically request them and obtaining voting instructions from those beneficial owners.

In addition to soliciting proxies by mail, members of our Board and our officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who have previously requested electronic receipt of proxy materials.

Who can help answer my questions?

If you have questions concerning a proposal or the Annual Meeting, if you would like additional copies of this proxy statement, or if you need directions to or special assistance at the Annual Meeting, please contact our Secretary, Sean Rahilly, at (312) 568-4200 or by mail at 175 West Jackson Blvd., Suite 600, Chicago, Illinois 60604. In addition, information regarding the Annual Meeting is available via the Internet at the website www.proxyvote.com.

Stockholder Proposals and Communications with our Board

Business Proposals

Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), provides that we must receive stockholders’ proposals intended for presentation at the 2025 annual meeting of our stockholders (2025 Annual Meeting) and inclusion in the Company’s proxy statement for the 2025 Annual Meeting by November 28, 2024.

For other business proposals (other than director nominations) to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary, such business must otherwise be a proper matter for stockholder action and the stockholder must provide the information required by and comply with the notice procedures of our Bylaws. To be timely, a stockholder’s notice relating to business proposed to be conducted at the 2025 Annual Meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than seventy (70) days nor more than one hundred (100) days prior to the first anniversary of the 2024 Annual Meeting. In the event that the date of the 2025 Annual Meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date, then to be timely such notice must be received by the Company on or before the later of (i) seventy (70) days prior to the date of the meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of the meeting was made.

Director Nominations

Stockholders who wish to nominate qualified candidates for election to our Board may notify our Secretary in accordance with our Bylaws at Enova International, Inc., 175 West Jackson Blvd., Chicago, Illinois 60604. Each stockholder nomination must provide the information required by and comply with the nomination notice provision of our Bylaws, including providing certain information relating to the candidate that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and information relating to the proposing stockholder.

To be timely, a stockholder’s notice relating to nominations to be made at the 2025 Annual Meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than seventy (70) days nor more than one hundred (100) days prior to the first anniversary of the 2024 Annual Meeting. In the event that the date of the 2025 Annual Meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company on or before the later of (i) seventy (70) days prior to the date of the meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of the meeting was made. In addition, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees also must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

Communication with the Board

We encourage any stockholder or any other interested party who desires to communicate with our Board about the holder’s views and concerns to do so by writing our Secretary at Enova International, Inc., 175 West Jackson Blvd., Suite 600, Chicago, Illinois 60604. Our Secretary will ensure that the chair of the Nominating and Corporate Governance Committee receives your correspondence.

Householding of Proxy Materials

Some brokers, banks and other nominee record holders may participate in the practice of householding stockholder materials, such as proxy statements, information statements and annual reports. This means only one copy of the proxy materials may have been sent to multiple stockholders in your household. To obtain a separate copy of the proxy materials, contact our Secretary, Sean Rahilly, at (312) 568-4200 or by mail at 175 West Jackson Blvd., Suite 600, Chicago, Illinois 60604. If you wish to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank or other nominee record holder, or, if you are a record holder of our Common Stock, you may contact Broadridge Financial Solutions Inc. (Broadridge) either by calling toll-free at (800) 542‑1061, or by writing Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than ten percent of our Common Stock to file with the SEC reports of their initial ownership and changes in their ownership of our Common Stock and other equity securities. SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based on our review of these reports, we believe that for fiscal year 2023 all reports required to be made by our reporting persons were timely filed in accordance with the Exchange Act, except two late Form 4s filed for Mr. Fisher, one reporting the exercise of stock options and one reporting the sale of Common Stock.

Security Ownership of Certain Beneficial Owners and Management

Securities Owned by Executive Officers and Directors

The following table sets forth information about the beneficial ownership of our outstanding Common Stock as of March 15, 2024 by our directors, our named executive officers (NEOs) whose compensation is disclosed in the “Executive Compensation” section of this proxy statement and all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act and includes voting or investment power with respect to the securities. Shares of Common Stock that may be acquired by an individual within 60 days of March 15, 2024 are deemed to be beneficially owned by the individual and outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The ownership percentage for each individual named below is based on the number of shares of our Common Stock issued and outstanding on March 15, 2024, which was 27,487,011.

Name	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)
David Fisher	887,626	(2)	3.1%
Steven Cunningham	273,122	(3)	*
Kirk Chartier	214,919	(4)	*
Sean Rahilly	127,861	(5)	*
Ellen Carnahan	58,417	(6)(7)	*
Daniel R. Feehan	281,799	(6)	*
William M. Goodyear	75,652	(6)(8)	*
James A. Gray	94,152	(6)(9)	*
Gregg A. Kaplan	46,012	(6)	*
Mark P. McGowan	62,737	(6)(10)	*
Linda Johnson Rice	9,182	(6)	*
Mark A. Tebbe	84,152	(6)(11)	*
All directors and executive officers as a group (12 Persons)(12)	2,215,631		7.8%

* Indicates less than 1% ownership.

(1)
Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported and none of the shares reported are pledged as security or have been placed in a margin account by any executive officer or director.
(2)
Includes 629,589 shares subject to options exercisable within 60 days of March 15, 2024.
(3)
Includes 193,135 shares subject to options exercisable within 60 days of March 15, 2024.

(4)
Includes 135,568 shares subject to options exercisable within 60 days of March 15, 2024.
(5)
Includes 75,829 shares subject to options exercisable within 60 days of March 15, 2024.
(6)
Includes 3.477 unvested restricted stock units (RSUs) scheduled to vest within 60 days following March 15, 2024.
(7)
Includes 4,590 shares held in a revocable trust of which Ms. Carnahan is sole trustee.
(8)
Includes 4,000 shares held in a revocable trust of which Mr. Goodyear is sole trustee.
(9)
Includes 10,000 shares held in an irrevocable trust and 20,000 shares held in a revocable trust, both of which Mr. Gray is the sole trustee.
(10)
Includes 21,593 shares held by SAF Capital Management LLC and certain affiliates (SAF Capital) as of March 15, 2024. Mr. McGowan, as the managing member of SAF Capital, may direct the vote and disposition of all shares held by SAF Capital and may be deemed the beneficial owner of such shares.
(11)
Includes 20,000 shares held in a revocable trust of which Mr. Tebbe is the sole trustee.
(12)
Includes all of our current directors and all executive officers employed by us as of March 15, 2024. This amount includes 1,034,121 shares that directors and executive officers have the right to acquire within 60 days following March 15, 2024.

Securities Owned by Principal Stockholders

The following table sets forth information regarding the number and percentage of shares of Common Stock held by all persons and entities known by us to beneficially own 5% or more of our outstanding Common Stock as of March 15, 2024, based on Schedule 13Ds and/or Schedule 13Gs filed with the SEC. Shares of Common Stock that may be acquired by an entity within 60 days of March 15, 2024 are deemed to be beneficially owned by the individual and outstanding for the purpose of computing the percentage ownership of such entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity. The ownership percentage for each entity named below is based on the number of shares of our Common Stock issued and outstanding on March 15, 2024, which was 27,487,011.

Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Black Rock Inc.	5,718,237	(1)	20.8%
50 Hudson Yards New York, NY 10001
Dimensional Fund Advisors LP	2,196,612	(2)	8.0%
Building One 6300 Bee Cave Road Austin, Texas, 78746
The Vanguard Group	2,032,174	(3)	7.4%
100 Vanguard Boulevard Malvern, Pennsylvania 19355

(1)
According to a Schedule 13G/A filed with the SEC on January 19, 2024, BlackRock, Inc. has sole voting power with respect to 5,468,716 shares and has the sole dispositive power over 5,718,237 shares.
(2)
According to a Schedule 13G filed with the SEC on February 9, 2024, Dimensional Fund Advisors LP has sole voting power with respect to 2,160,508 shares and has the sole dispositive power with respect to 2,196,612 shares.
(3)
According to a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group has shared voting power with respect to 30,967 shares, sole dispositive power with respect to 1,974,217 shares and shared dispositive power with respect to 57,957 shares.

PROPOSAL 1 ELECTION OF DIRECTORS

Directors to be Elected by our Stockholders

At the Annual Meeting, our stockholders will elect nine directors to hold office until the 2025 Annual Meeting and until their successors are elected and qualified or until their earlier death, incapacity, resignation or removal. Each director has served continuously since the date of his or her appointment. All nominees have consented to being named in this proxy statement and to serve if elected.

If any nominee should be unable or unwilling to stand for election as a director, it is intended that the Common Stock represented by proxies will be voted for the election of a substitute nominated by the Board.

Name	Age	Background
Ellen Carnahan Director since May 19, 2015	68

Ms. Carnahan currently serves as the Chair of our Audit Committee. Ms. Carnahan has over 20 years of experience as a venture capitalist. She is currently Principal of Machrie Enterprises, where she provides angel capital, expertise and extensive connections to growth businesses and venture funds. She previously spent 18 years as co-manager and lead technology investor at William Blair Capital Partners (WBCP). Ms. Carnahan has been a director of 26 public and private companies, primarily in technology. She currently serves as a director of The Jackson National Life Funds and served as a director of Paylocity Holding Corporation (Nasdaq: PCTY) until August 31, 2023. Prior to joining WBCP, she was Vice President of Marketing at SPSS (analytical software) and held management roles in financial services. Passionate about the community, she was Chair of The Metropolitan Planning Council and a long-time board member and Chair of Communities In Schools of Chicago and The Chicago Network. She also served on numerous civic boards including the Illinois Venture Capital Association and the State of Illinois Growth and Innovation Fund. She graduated as salutatorian from the University of Notre Dame and received an MBA with honors from the University of Chicago. Ms. Carnahan is currently a non-practicing certified public accountant.

We believe Ms. Carnahan’s qualifications to sit on our Board include, among other things, her experience in the finance industry, including her experience in technology companies, her leadership experience, and her experience as a director of other publicly traded companies, which has given her a strong understanding of public company corporate governance and financial reporting and business controls.

Daniel R. Feehan Director since September 13, 2011	73

Mr. Feehan currently serves as the Chair of our Management Development and Compensation Committee. Mr. Feehan is currently the Chairman of the Board of FirstCash, Inc. (NASDAQ: FCFS) and serves as Chairman of the Board of AZZ Inc. (NYSE AZZ). Previously, Mr. Feehan served as a Director of Cash America International, Inc. and was Cash America’s Executive Chairman from November 1, 2015 until Cash America’s merger with First Cash Financial Services in September 2016. Prior to that, Mr. Feehan served as the Chief Executive Officer of Cash America from February 2000 to November 2015. Prior to that, Mr. Feehan served in other executive management roles at Cash America including President and Chief Operating Officer and Chief Financial Officer beginning in 1990. Mr. Feehan also serves as a director of a number of private companies and charitable organizations including the Lena Pope Home and One Safe Place. In December 2019, Texas Governor Greg Abbott appointed Mr. Feehan to the Board of Regents of the University of North Texas System. Mr. Feehan received a Bachelor of Business Administration degree in Accounting from Texas A&M University and has been recognized as a Distinguished Alumni of that institution.

We believe Mr. Feehan’s qualifications to sit on our Board include, among other things, his leadership experience, specifically his experience as Chief Executive Officer of Cash America, his knowledge of the consumer finance industry and its regulatory environment, his experience and background in finance and accounting and his experience as a director of multiple publicly traded companies, which has given him a strong understanding of public company corporate governance.

David Fisher Director since February 11, 2013	54

Mr. Fisher has served as our Chief Executive Officer since January 29, 2013 when he joined Enova. Mr. Fisher became our Chief Executive Officer and President on March 29, 2013. Mr. Fisher has also served as a Director since February 11, 2013 and as Chairman of our Board since October 14, 2014. Prior to joining the Company, Mr. Fisher was Chief Executive Officer of optionsXpress Holdings, Inc. (optionsXpress) from October 2007 until The Charles Schwab Corporation acquired the business in September 2011. Following the acquisition, Mr. Fisher served as President of optionsXpress until March 2012. Mr. Fisher also served as the President of optionsXpress from March 2007 to October 2007 and as the Chief Financial Officer of optionsXpress from August 2004 to March 2007. Prior to joining optionsXpress, Mr. Fisher served as Chief Financial Officer of Potbelly Sandwich Works from February 2001 to July 2004, and before that in the roles of Chief Financial Officer and General Counsel for Prism Financial Corporation. Mr. Fisher has served on the Board of Directors of Fathom Digital Manufacturing Corporation (NYSE FATH) since December 2021 and Go Health, Inc. (Nasdaq GOCO) since May 2022. Mr. Fisher previously served on the Boards of Directors of optionsXpress, CBOE Holdings, Inc., InnerWorkings, Inc., GrubHub, Inc. and Just Eat Takeaway.com N.V. Mr. Fisher received a Bachelor of Science degree in Finance from the University of Illinois and a law degree from Northwestern University School of Law.

We believe Mr. Fisher’s qualifications to sit on our Board include, among other things, his leadership experience, specifically his experience as Chief Executive Officer of the Company and of optionsXpress, his knowledge of the consumer finance industry and his experience in leading highly-regulated international companies gained through his tenure at the Company and at optionsXpress, his experience and background in finance, legal and compliance matters, and his experience as a director of multiple companies, which has given him a strong understanding of public company corporate governance.

William M. Goodyear Director since October 1, 2014	75

Mr. Goodyear currently serves as a director of Ardent Health Services, where he chairs the Audit Committee. Mr. Goodyear previously served as the lead independent director and Chair of the Audit Committee for Exterran Corporation, a natural gas compression products and services company, from April 2013 until its acquisition by Enerflex in October 2022. Mr. Goodyear served as Executive Chairman of the Board and as a director of Navigant Consulting, Inc., a specialized global consulting firm, from 2000 and 1999, respectively, until he retired from each position in April 2014 and May 2014, respectively. Mr. Goodyear served as Chief Executive Officer of Navigant from May 2000 through March 2012. Prior to 1999, Mr. Goodyear served as Chairman and Chief Executive Officer of Bank of America Illinois and was President of Bank of America’s Global Private Bank. Mr. Goodyear also held a variety of assignments with Continental Bank, subsequently Bank of America, including corporate finance, corporate lending, trading and distribution, and he was stationed in London for five years of his tenure to manage Continental Bank’s European and Asian Operations. Mr. Goodyear also served as a director, including as the Vice Chairman of the Board of Directors, of Continental Bank from 1991 through 1994. Mr. Goodyear is a trustee and member of the Executive Committee of the Board of Trustees for the Chicago Museum of Science and Industry and a member of the Board of Trustees of the University of Notre Dame. Mr. Goodyear also serves on the Rush University Medical Center Board, where he is currently Vice-Chairman of the Board and Chairman of the Executive Committee, as well as a past Chairman of the Finance Committee.

Mr. Goodyear received a Master’s degree in Business Administration, with Honors, from the Amos Tuck School of Business at Dartmouth College and a Bachelor’s degree in Business Administration, with Honors, from the University of Notre Dame.

We believe Mr. Goodyear’s qualifications to sit on our Board include, among other things, his experience in the finance industry, including his domestic and international experience and his regulatory knowledge of the industry, his executive leadership experience and his experience as a director of other publicly traded companies, which has given him a strong understanding of public company corporate governance and financial reporting and business controls.

James A. Gray Director since October 1, 2014	58

Mr. Gray is currently our Lead Independent Director. Mr. Gray is currently the Chief Executive Officer of G-Bar Ventures LLC. He was previously the Chief Executive Officer of G-Bar Limited Partnership, an independent proprietary options and futures trading firm, and served in that position from 1996 through 2014. Mr. Gray had held various positions with G-Bar Limited Partnership since 1987. Mr. Gray was a cofounder and served as the Chairman of the Board of optionsXpress from 2000 through 2012. Mr. Gray has served on the boards of Incapital LLC, Cumulus Funding LLC and Backstop Solutions Group as well as the boards of the Lurie Children’s Hospital of Chicago and the Chicago Museum of Science and Industry. Mr. Gray is also a member of the Chief Executive’s Organization, the Young Presidents Organization (where he is a past President), the Chicagoland Entrepreneurial Center, the Executives Club, the Economic Club of Chicago (where he served as Director) and the Commercial Club. Mr. Gray holds a Bachelor of Science degree in Finance and Economics from the University of Iowa.

We believe Mr. Gray’s qualifications to sit on our Board include, among other things, his service as Chairman of the Board of optionsXpress, formerly a publicly traded company, his entrepreneurial and executive leadership experience in growing businesses, and his knowledge and experience in the technology industry.

Gregg A. Kaplan Director since October 1, 2014	54

Mr. Kaplan is currently Chief Executive Officer of Dentologie Enterprises, Inc., where he has served since June 2022. Previously he served as Chief Executive Officer of Valicor Environmental Services from January 2020 to June 2021, as an Operating Partner with Pritzker Capital Group from April 2015 to January 2020 and as President and Chief Operating Officer of Coinstar, Inc., from April 2009 through March 2013. Prior to that, Mr. Kaplan served as Chief Executive Officer of Redbox Automated Retail, LLC (Redbox) from December 2005 to March 2009. Mr. Kaplan served as senior director of strategy for McDonald’s Corporation from 2002 to 2005 and as director of strategy from 2001 to 2002, and he led the Redbox venture while it was part of McDonald’s Corporation. Mr. Kaplan was a partner in Divine interVentures, a venture capital group specializing in business-to-business exchanges and infrastructure software opportunities, from 1999 to 2001, and Mr. Kaplan also served as director of interactive marketing for Streamline.com, a web-based grocery delivery company, from 1996 to 1999. Mr. Kaplan received a Master’s degree in Business Administration from Harvard Business School and a Bachelor’s degree in Philosophy from the University of Michigan.

We believe Mr. Kaplan’s qualifications to sit on our Board include, among other things, his leadership experience as an executive officer of a publicly traded company, his experience expanding and running a high-growth company and his business acumen and strategic insight.

Mark P. McGowan Director since March 30, 2016	45

Mr. McGowan is the Managing Member of SAF Capital Management LLC, an investment and consulting firm which he founded in November 2006. Prior to forming SAF Capital Management LLC, Mr. McGowan was the Co-founder and Managing Member of MPG Capital Management, LLC, a financial markets research firm, which derived and licensed statistically validated algorithmic trading models and investment strategies for accredited and institutional investors. Mr. McGowan previously worked within the Consumer and Market Knowledge function of Procter & Gamble, where he was instrumental in shaping marketing strategies for multiple brands, as well as leading Market Mix Modeling and the development of macroeconomic forecasting capabilities within Procter & Gamble’s Homecare division. Mr. McGowan served as Chairman of the Board of Directors of CombiMatrix Corporation (acquired by Invitae Corporation) from 2010 to March 2013 and on the Board of Directors of Premier Exhibitions, Inc. from September 2011 to October 2012. Mr. McGowan received his Bachelor of Science in Microbiology, with a focus in Genomics and Molecular Genetics, from Michigan State University.

We believe Mr. McGowan’s qualifications to sit on our Board include, among other things, his financial and investment industry experience, his understanding of our business and our industry, his service on boards of other public companies, which has given him a strong understanding of public company corporate governance and financial reporting and business controls, his knowledge of securitization transactions and his strategic insight. In addition, Mr. McGowan provides a valuable stockholder perspective to the Board.

Linda Johnson Rice Director since September 10, 2020	65

Ms. Rice currently serves as the Chair of our Nominating and Corporate Governance Committee. She is the Chief Executive Officer of Johnson Publishing Company, LLC, formerly the parent company for Ebony and Jet magazines and Fashion Fair Cosmetics. She is a member of the board of directors for Omnicom Group Inc. (NYSE OMC). Ms. Rice is a Trustee at the Art Institute of Chicago, a member of the board of directors of Northwestern Memorial Corporation, President of the Chicago Public Library board of directors, a founding member of the Council of the National Museum of African American History and Culture and a founding member of the Adweek Diversity & Inclusion Council. She previously served on the board of directors of Grubhub, Tesla, Inc., Kimberly-Clark Corporation, Bausch & Lomb, Continental Bank, Dial Corporation, MoneyGram, Quaker Oats Company and Viad Corp. Ms. Rice holds a B.A. in Journalism from the University of Southern California’s Annenberg School of Communication and an M.B.A. from Northwestern University’s Kellogg School of Management.

We believe Ms. Rice’s qualifications to sit on our Board include, among other things, her extensive board experience across a variety of industries, including financial services and technology, which will be invaluable to us as we work to deliver value for our shareholders, customers, employees and communities.

Mark A. Tebbe Director since October 1, 2014	62

Mr. Tebbe currently serves as an Adjunct Professor of Entrepreneurship at University of Chicago’s Booth School of Business where he has served since 2011, as well as Chairman of World Business Chicago’s Innovation and Venture Council, a council of technology leaders dedicated to driving growth and opportunity in Chicago technology companies. Mr. Tebbe previously served as an Operating Executive for Lake Capital, a private equity firm, from 2008 until 2011. Prior to his association with Lake Capital, Mr. Tebbe was the founder and chairman of Techra Networks, a consulting firm that assists companies in better leveraging technology to enhance their business results, where he worked from 2002 to 2008. In 2004, Mr. Tebbe co-founded Answers Corporation, a company that owned and operated advertising-supported public websites and was listed on the NASDAQ in 2005, and he served as the company’s Co-Founder, Vice-Chairman and Lead Director until the company was sold to a portfolio company of Summit Partners in 2011. From 1984 to 2002, Mr. Tebbe served as Chairman of Lante Corporation, a technology consulting firm he founded. Mr. Tebbe graduated with a Bachelor of Science degree in Computer Science from the University of Illinois at Urbana/Champaign. Mr. Tebbe has been a consultant to executive management of many leading companies including American Express, Dell and Microsoft as well as non-profit organizations such as National Park Service, United Nations and World Economic Forum.

We believe Mr. Tebbe’s qualifications to sit on our Board include, among other things, his leadership experience as an executive officer of two publicly traded companies, his service as a director on other public company boards, which has given him a strong understanding of public company corporate governance and financial reporting and business controls, his extensive entrepreneurial background and his many years of senior management experience in the technology industry.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL DIRECTOR NOMINEES

Structure and Functioning of the Board

Corporate Governance Philosophy

Our corporate governance philosophy is expressed in our Corporate Governance Guidelines; the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee; our Code of Business Conduct and Ethics, which applies to all of our employees, officers and directors, including our chief executive officer (CEO), chief financial officer and those officers responsible for financial reporting; and our Related Party Transaction Policy, among others. Our committee charters, Corporate Governance Guidelines, Code of Business Conduct and Ethics, Insider Trading Policy, Regulation FD Policy and Stock Ownership Guidelines are available on the Corporate Governance page of our website at ir.enova.com.

We are committed to maintaining effective corporate governance guidelines designed to ensure that the Board is actively engaged in the proper performance of its oversight function.

Corporate Governance Structure and Function

Our certificate of incorporation provides that the number of directors who constitute the entire Board will be fixed by resolution adopted from time to time by the affirmative vote of the majority of the Board. Our Board consists of nine persons. It is the policy of the Company that the number of directors will not exceed a number that can function efficiently as a body. Our directors are elected annually at each Annual Meeting by our stockholders voting together as a single class.

Our Board, assisted by its committees, oversees the Company’s business and affairs and assures that the long-term interests of our stockholders are being served.

Directors are encouraged to have direct dialogue with our management, Head of Internal Audit and internal audit team and may request attendance by management, the Head of Internal Audit, internal audit team and our external auditors at Board and committee meetings.

We provide directors with materials such as our corporate governance documents, compensation plans, Company policies, Board and committee minutes, continuing education materials, and reports and presentations prepared by management, internal and external auditors and other advisors in advance of each meeting. Directors are encouraged to review these materials prior to the meeting.

The Company facilitates the continuing education of directors to assist them in maintaining currency with the Company’s business and operations.

Primary Responsibilities of the Board

As described in our Corporate Governance Guidelines, our Board’s primary functions are:

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overseeing the formation of and reviewing major strategies, plans and actions;
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reviewing and evaluating our performance against broad financial and strategic objectives;
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providing direction, advice and counsel to senior management;
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selecting, compensating and evaluating our CEO and other executive officers;
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reviewing succession planning for our CEO and other executive officers;
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selecting appropriate candidates for election as directors;
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reviewing our systems and practices designed to bring about compliance with applicable laws and regulations, including our accounting and financial reporting obligations; and
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reviewing the major risks we face and helping us to develop and oversee strategies to address those risks.

Director Independence

Our common stock is listed on the New York Stock Exchange (NYSE). Under the listing standards of the NYSE, independent directors must comprise a majority of our Board. In addition, NYSE listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent. Under the listing standards of the NYSE, no director qualifies as “independent” unless the board of directors affirmatively determines that the director does not have a material relationship with the company and he or she otherwise meets the criteria for independence under NYSE listing standards.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must satisfy the independence criteria set forth in Rule 10C-1(b)(1) of the Exchange Act and applicable NYSE listing standards.

Our Board has determined that each of Ms. Carnahan, Mr. Feehan, Mr. Goodyear, Mr. Gray, Mr. Kaplan, Mr. McGowan, Ms. Rice and Mr. Tebbe, representing eight (8) of our nine (9) directors, is “independent” under the listing standards of the NYSE. Our Board also determined that each member of our Audit Committee and our Compensation Committee satisfies the heightened independence standards applicable to committee members serving on those committees under NYSE and SEC rules. In making these determinations, our Board considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Diversity

Our Board believes that our stockholders are better served when there is diversity of experience, background, skill, gender, ethnicity, sexual orientation, age, education and outlook on our Board. Our directors bring diverse backgrounds and experience to the Board that inform the Board’s oversight function. Our Board consists of members with wide ranging professional experience and skills and includes two female members, one of whom is ethnically diverse. Both of these Board members hold leadership positions as chairs of the Audit Committee and Nominating and Corporate Governance Committee, respectively.

Director Meeting Attendance

Our Board held five (5) meetings during 2023. Directors are expected to prepare for and make every effort to attend and participate in meetings of the Board and committees on which they serve. During 2023, each director attended at least 75% of the total number of meetings of the Board and each committee of the Board on which such director served.

Our Corporate Governance Guidelines provide that directors are expected to attend annual stockholder meetings in person or by telephone or other electronic means. All directors attended our 2023 annual meeting of stockholders.

Executive Sessions of Independent Directors

Executive sessions or meetings of independent directors are held at least in conjunction with each regularly scheduled Board meeting to discuss such matters as the independent directors deem worthy of discussion. In addition to such executive sessions, the Board may also hold regular executive sessions of outside directors without management present. Our lead independent director, Mr. James A. Gray, serves as the presiding outside director at such meetings and performs such other functions as the Board may direct, including serving in a liaison capacity between the Board as a whole and the senior management of the Company. If there is no presiding outside director then designated or if the presiding outside director is not available, the Board will select another outside director to serve as the presiding outside director until such time as the presiding outside director becomes available or is elected, as the case may be. Additional executive sessions or meetings of outside directors may be held from time to time as required. Executive sessions or meetings are held from time to time with our CEO for a general discussion of relevant subjects.

Board and Committee Self-Assessment

To promote continuous improvement in our corporate governance processes, our Board and committees conduct an annual performance self-evaluation. The results are collected and analyzed and used to identify and implement improvements in our governance processes.

Board Committees

Audit Committee	Management Development and Compensation Committee	Nominating and Corporate Governance Committee

Ellen Carnahan*	Daniel R. Feehan*	Linda Johnson Rice*
William M. Goodyear	Gregg A. Kaplan	Daniel R. Feehan
James A. Gray	Mark A. Tebbe	James A. Gray
Mark P. McGowan

* Committee Chair

The chair of each committee serves as lead director for committee matters and spokesperson for the committee and provides recommendations and guidance to our Board, Board Chairman and management.

Each committee may retain its own legal and other advisors and conduct independent inquiries and investigations at our expense into matters under its oversight. Each committee has the sole right to appoint and direct its own advisors, each of whom is accountable and reports directly to the committee.

Audit Committee

Our Audit Committee met five (5) times during 2023.

Our Board has affirmatively determined that all members of the Audit Committee are independent directors under the applicable rules of NYSE and the SEC. Our Board has additionally determined that Ms. Carnahan, Mr. Goodyear, Mr. Gray and Mr. McGowan are audit committee financial experts, as defined in Item 407(d)(5) of Regulation S-K, and meet the financial sophistication requirement in NYSE Rule 303A.07. The Audit Committee’s functions are described in its charter, which is available on the Committee Charters page of our website at www.enova.com.

As described in its charter, the Audit Committee’s responsibilities include: reviewing and overseeing financial reporting and financial statements; overseeing management of enterprise risks, regulatory risks, compliance risks and cybersecurity risks; reviewing, overseeing and maintaining independent auditor relationships; overseeing and maintaining internal audit and compliance procedures and requirements; and setting policies for the Company’s administrative policies and procedures.

Our independent auditor is accountable and reports directly to the Audit Committee. The Audit Committee reviews our independent auditor’s independence and the overall scope and focus of the annual audit. The Audit Committee discusses with our independent auditor any relationships or services that may affect its objectivity or independence. If the Audit Committee is not satisfied with the independent auditor’s assurances of independence, it will take, or recommend that the Board take, appropriate action to ensure its independence.

Compensation Committee

Our Compensation Committee met five (5) times during 2023.

Our Board has affirmatively determined that all members of the Compensation Committee are independent directors under the applicable rules of NYSE and the SEC. The Compensation Committee members also qualify as non-employee directors under Exchange Act Rule 16b-3. Our Compensation Committee’s functions are described in its charter, which is available on the Committee Charter page of our website at www.enova.com.

As described in its charter, the Compensation Committee’s responsibilities include: overseeing the Company’s overall compensation structure and practices, including providing guidance to management on significant issues affecting compensation philosophy or policy; reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and the Company’s other executive officers; setting the Company’s general policy regarding executive compensation; granting stock options, restricted stock and other discretionary awards under the Company’s stock option and other equity incentive plans; reviewing and making recommendations to the Board with respect to matters concerning the Company’s stock and cash-based incentive compensation plans; reviewing and discussing with management the Compensation Discussion and Analysis required to be included in the Company’s proxy statement for each annual meeting of stockholders or annual report on Form 10-K; overseeing and considering the results of the Company’s submissions to stockholders on matters relating to executive compensation including advisory votes on executive compensation and frequency of such votes; and reviewing with the CEO the functions of the CEO and other executive officers of the Company and the succession plans relating to these officers.

The Compensation Committee has primary responsibility for determining our compensation programs for executive officers and directors. In evaluating the level of executive officer and director compensation, the Compensation Committee takes into consideration advice from its independent consultant and recommendations from senior management. The Compensation Committee has sole authority to engage and compensate a compensation consultant and determine its independence from management. The compensation consultant is accountable and reports directly to the Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee met three (3) times during 2023.

Our Board has affirmatively determined that all members of the Nominating and Corporate Governance Committee are independent directors under the applicable rule of NYSE. The Nominating and Corporate Governance Committee’s functions are described in its charter, which is available on the Committee Charters page of our website at www.enova.com.

As described in its charter, the Nominating and Corporate Governance Committee’s responsibilities include: identifying, assessing and recommending director candidates; developing the criteria for selecting director candidates; recommending for approval to the Board director candidates; assisting the Board in assessing director independence; reviewing the structure and charters of Board committees and recommending to the Board, if desirable, changes in their number, responsibilities and membership; reviewing and approving related person transactions; providing oversight of our Related Person Transaction Policy and our Insider Trading Policy; administering, reviewing and reassessing the adequacy of our Corporate Governance Guidelines and recommending any proposed changes to the Board; recommending other changes in corporate governance to the Board for approval from time to time; overseeing strategy and programs related to the Company’s environmental, social and governance efforts; and overseeing annual evaluations of the Board and its committees.

Our Nominating and Corporate Governance Committee has the authority to consult with, retain and terminate, special legal counsel, search firms used to identify director candidates, or other consultants or advisors to advise the Nominating and Corporate Governance Committee as circumstances may dictate. The Nominating and Corporate Governance Committee also has the authority to approve the terms of engagement of, fees payable to and any agreements with such outside advisors.

All of the nine director nominees identified in this proxy statement are current directors. The Nominating and Corporate Governance Committee reviewed the qualifications of each nominee and recommended each nominee for election to the Board.

The Nominating and Corporate Governance Committee Charter guides our Nominating and Corporate Governance Committee in considering candidates for director, including nominees submitted by stockholders. Candidates for Board membership are to be selected based on their character, judgement, business experience and acumen. Financial expertise, independence and familiarity with national and international issues affecting business are also considered. In assessing potential new directors, the Nominating and Corporate Governance Committee also considers diversity of personal and professional background, perspective, experience, age, gender and ethnicity. The Nominating and Corporate Governance Committee will accept and review director candidates recommended by stockholders for board membership, which may be submitted by writing to our Secretary at Enova International, Inc., 175 West Jackson Blvd., Suite 600, Chicago, IL 60604. The Nominating and Corporate Governance Committee will consider stockholders' recommendations for candidates for the Board using the same criteria described above.

Our Nominating and Corporate Governance Committee reviews annually the overall skills, characteristics and experience of our Board.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board (Chairman) and CEO may be separated or combined, as the Board determines from time to time. Our Board has appointed Mr. Fisher as our CEO and Chairman. In addition, our Board has appointed Mr. Gray to serve as our Lead Independent Director.

The Lead Independent Director’s responsibilities include:

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presiding over all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
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communicating to the Chairman feedback from executive sessions as appropriate;
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serving as liaison between senior management and the Board;
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reviewing Board and committee agendas and schedules to confirm that appropriate topics are reviewed and sufficient time is allocated to each;
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calling meetings of the independent directors, if desired;
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supervising the Board’s determination of the independence of its directors; and
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such other responsibilities as the independent directors may designate from time to time.

Our Board believes that the current leadership structure best serves our stockholders and that combining the role of Chairman and CEO enables a single voice to set the tone and have primary responsibility for the management of our company. Our CEO is the person most familiar with our business and is in the best position to effectively identify strategic priorities and opportunities, leading the Board in the discussion of the execution of our strategy and facilitating the flow of information between the Board and management.

Our Board believes that the designation of a Lead Independent Director with substantive responsibilities, a board comprised of a majority of members who are independent directors and our strong corporate governance policies and procedures achieve the appropriate balance for the combined role of Chairman and CEO.

The Board will regularly review its leadership structure and take into account the responsibilities of the leadership positions and the directors qualified to hold such positions. In conducting this review, the Board will consider, among other things: (i) the policies and practices in place that provide independent board oversight; (ii) our performance and the effect a particular leadership structure may have on that performance; (iii) the structure that serves the best interests of our stockholders and (iv) any relevant legislative or regulatory developments.

The Board’s Role in Risk Management

Our full Board oversees our risk management process. Our Board oversees a company-wide approach to risk management, carried out by our management and supported by external advisors. Our full Board determines the appropriate level of risk for us generally, assesses the specific risks faced by us and reviews the steps taken by management to manage those risks. Management regularly reports to the full Board or the relevant committees on Enova’s oversight of various enterprise risks, including but not limited to credit, liquidity, legal, regulatory compliance, cybersecurity and operational risks.

While the full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risks in certain specified areas. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks as well as financial, regulatory compliance and cybersecurity risks. Our Nominating and Corporate Governance committee is responsible for overseeing the management of risks associated with maintaining the independence of our Board. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Environmental, Social and Governance

Since Enova’s founding, we have been committed to delivering on our mission of helping hardworking people get access to fast, trustworthy credit. Our customers include the large portion of individuals and businesses in our markets who cannot get a loan from a bank. They rely on us for transparent, fair credit options that meet them where they are, enable them to manage their current financial matters and provide them with the opportunity to improve their financial health. In order to deliver on our mission, we focus on advancing our values-driven culture. We put our customers first by developing innovative features, upholding responsible business practices and providing customers with the flexibility they need and the world-class service they deserve. This commitment to excellence extends to our corporate culture. Starting with senior leadership and extending to all levels of the organization, we value and encourage the unique perspectives and contributions of our diverse team members. We know that diverse teams outperform homogeneous ones, and we strive to foster representation and belonging across the organization. Beyond investing in the wellbeing of our customers and our employees, we also take seriously our responsibility to act as a good corporate citizen. That’s why Enova is committed to giving back to the communities where our employees live and work and to minimizing our impact on the environment. Below are just a few examples of the ways we drove our commitment to upholding responsible and transparent business practices; fostering an inclusive and engaging culture for employees; executing on corporate giving and volunteerism; and improving sustainability measures in 2023.

Environmental

Enova has an online-only business model and partially distributed workforce, resulting in a relatively limited environmental footprint. However, we recognize we have a responsibility to minimize and offset our impact on the planet, which is why we began a carbon offsetting program through projects such as deforestation prevention in the Amazon and a solar power plant in Rajasthan, India. We have offset our carbon emissions in 2020, 2021 and 2022 and are in the process of offsetting our 2023 emissions. In addition, our headquarters in downtown Chicago is LEED Gold certified, and the interiors of our Utah location are LEED Gold certified. Our Chicago, Denver, New York and Utah offices are ENERGY STAR certified. The LEED program evaluates and recognizes buildings based on factors related to climate change, water resources, biodiversity, green economy, community and natural resources.

Social

People

We recognize that our people are the driving force behind our business, which is why we work to foster an engaging and inclusive work environment for our diverse team. We strive to offer competitive pay and benefits and healthy work-life balance while providing team members with opportunities to grow, learn and advance their careers.

Regarding ongoing education, we offer learning and development opportunities to every Enova employee. Our learning and development is facilitated and guided primarily by our Talent Development team, Operations Learning and Development team, company leaders, subject matter experts and our People team. We utilize an enterprise learning management system to deliver and manage all online learning. Enova employees can utilize tuition reimbursement or department training budgets for external learning and development. In addition, we invest in our talent through our leadership and mentor programs, as well as other events focused on professional development.

The primary objectives of our compensation program are to: support Enova’s core values; attract, motivate and retain the best talent; encourage and reward high performance and results, while aligning short- and long-term interests with those of our stockholders; and reinforce our strategy to grow our business as we continue to innovate. We offer employees competitive and comprehensive total rewards packages. For U.S.-based employees, this includes competitive base bay; annual bonus consideration; long-term incentive grants; employer-subsidized health, dental and vision insurance; employer match for 401(k) savings; paid time off; unpaid time off; group term life and disability insurance; a paid volunteer day; paid holidays; paid parental leave; and a summer hours program. Enova offers additional corporate perks to its U.S. employees, including a discount savings program, tuition reimbursement, last-minute childcare reimbursement and meal ordering. Enova also offers a paid four-week sabbatical program for eligible employees. Legal, financial and work-life solutions and support are available through our Employee Assistance Program.

Diversity, equity and inclusion (DEI) is highly valued at Enova. We are committed to fostering a culture where everyone is treated equitably and fairly, with a sense of belonging, community and value. We believe that DEI is important to all aspects of our business, including our goal to attract, develop and retain talent from underrepresented groups. Our business is better when we have a team of people with diverse backgrounds, experiences, talents, skills and perspectives contributing to our success. We approach DEI in two ways: representation and belonging. These commitments require attention to outcomes and sustainable action driven by our leadership and our employees. Our Head of DEI continued to drive our DEI initiatives and strategy throughout the organization in 2023. Recruiters proceeded to partner with our DEI Lead to diversify candidate slates and equip hiring managers with the tools they need to understand potential biases and expand their sourcing efforts. Our seven DEI groups—APEX @ Enova (Asian Pacific Experience), B.L.A.C.K. @ Enova (Boosting Love Achievement Culture Knowledge), HOLA @ Enova (Hispanic or Latino Alliance), Parents @ Enova, Pride @ Enova, South Asians @ Enova and Women @ Enova—planned and executed 25 successful events in 2023. We believe these events made a genuine impact on our employees’ sense of belonging, allowing groups to share their cultures and feel like their authentic selves at work. Some additional accomplishments achieved in 2023 included implementing an online allyship training course for employees with a 99% completion rate for the year. We ended the year 6.0% over our target for belonging favorability from our company-wide monthly survey and had an 84% inclusiveness favorability rating in our last semiannual employee opinion survey. We sponsored ChiWitCon (Chicago Women in Technology Conference) for the eighth year in a row, doubling the attendance of last year’s conference. We introduced 15-minute culture chat interviews to our recruiting process and established quarterly Culture Conversation panels hearing from our underrepresented people groups. The OWLs (Operation Women Leaders) program that launched in 2022 continued for its second year, run by leaders of our operations teams. Lastly, we continued to provide charitable donations to DEI-focused nonprofit organizations, increasing giving from last year. Through community investment, education, recruiting practices and engagement efforts, Enova will continue to actively support DEI both inside Enova and in our communities.

Customers

Enova’s products provide fair, transparent and fast credit options for millions of people who are likely to be turned down by a bank or credit union. We follow through on our core value of Customer First by developing fair, transparent products that meet customers where they are in their credit journey and provide them with a path forward. At the most basic level, this means following all applicable product labeling requirements, including Truth in Lending Act disclosures, offering products and services designed to adhere to the myriad financial protection regulations at the federal, state and local level.

It also means protecting our customers’ data and privacy. Our IT Risk Management team carefully monitors data protection and privacy risks and practices to ensure data security and customer privacy. We follow privacy practices that comply with national and state legislative requirements and uphold National Institute of Standards and Technology data security and cybersecurity standards. All of our employees are required to complete regular compliance training multiple times per year, delivered through our learning management system. Our compliance training modules are regularly updated to reflect changes in national and state laws and regulations.

Beyond these basics, we are committed to providing customers with the highest quality products with the innovative features they want and the world-class service they deserve. Our business practices reward employees for responsible decision-making and driving positive customer outcomes. This commitment to putting customers first was evident during the pandemic, when we suspended assessing late fees and offered additional flexibility with due date adjustments, payment deferrals and payment plans. In addition, we eliminated late fees entirely from several of our products. We recognize that upholding our mission of providing fast, trustworthy credit for hardworking people is paramount and, as we always have, we will endeavor to make the best, most responsible lending decisions for our customers.

Our products also offer customers the opportunity to improve their financial health. Federal Reserve data confirms those with credit scores under 680 apply for credit at the same rate but are rejected at more than four times the rate of those with higher credit scores. In addition, a financial health survey of our customers showed that approximately half of customers report they have had fewer opportunities to build credit history. Through our NetCredit brand, we report on-time payments to the major credit bureaus so that customers can build their credit history and achieve lower-cost credit over time. Our research shows that NetCredit customers report higher credit scores which make them eligible for lower APRs with us or other lenders for subsequent loans.

We also provide our consumer and SMB customers with resources to help them improve their financial health. For instance, Enova’s SpringFour partnership connects customers with trusted resources nearby to help them explore options for covering expenses, get in touch with employment services and save money. Our brands also publish resources for customers on their blogs.

Our commitment to consistently putting our customers first is reflected in our customer service scores. Our brands attained Trustpilot scores at the beginning of 2024 between 4.5 and 4.8 out of a total possible score of 5.0.

Community

We are dedicated to having a positive impact on the communities where we live and work. At a company level, Enova invests financially in organizations that are dedicated to strengthening and broadening access to quality education; improving the lives of children and young adults in need; and providing access to high quality financial literacy programs. We also give to organizations furthering diversity, equity and inclusion. In total, Enova donated more than $725,000 to nonprofits in 2023.

Through our Enova Gives program, we plan volunteer opportunities for employees and amplify the impact employees can have on causes they care about. Corporate employees are granted one paid volunteer day per calendar year to volunteer with or on behalf of a qualified 501(c)(3) non-profit organization of their choice during work hours. In addition, Enova matches charitable donations from employees to qualifying 501(c)(3) non-profit organizations—up to $500 per person each calendar year. Twice per year, two non-profit organizations that receive donations under the matching program become eligible for an additional one-time donation, to be decided by employee vote.

Enova is also an active member of the Chicago technology community. In conjunction with our Women @ Enova DEI group, we founded the Chicago Women in Technology Conference (ChiWitCon) in 2016. The annual conference, hosted at Enova’s Chicago headquarters, serves as an inspiring gathering of technologists that brings the achievements, aspirations and career interests of women in technology to the forefront.

Governance

As a publicly-traded company with an established national presence, our Board is dedicated to its oversight responsibilities and oversees our internal policies as they relate to risk management and compliance. For additional information on matters related to our corporate governance, see “Corporate Governance Philosophy” and “Corporate Governance Structure and Function” above.

Compensation Committee Interlocks and Insider Participation

During 2023, the Compensation Committee consisted of Daniel R. Feehan (Chair), Gregg A. Kaplan and Mark A. Tebbe. Currently and at all times during 2023, none of our executive officers served on the compensation committee or as a director of another entity where an executive officer of that entity also served on our Compensation Committee or the Board. None of the members of our Compensation Committee has a relationship with us that is required to be disclosed under Item 404 of SEC Regulation S-K.

Director Compensation

We provide competitive compensation to our non-employee directors that is designed to attract and retain high-quality directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our stock to further align their interests with those of our stockholders. Our directors who are also employees receive no additional compensation or stock awards for service on our Board, although we may reimburse them for travel and other expenses. Each non-employee director earns an annual retainer fee of $75,000. We pay an annual retainer fee of $25,000 to the non-employee director chairs of each of the Audit Committee and Compensation Committee and to the independent director serving as the Lead Independent Director, and we pay an annual retainer fee of $10,000 to the non-employee director chair of the Nominating and Corporate Governance Committee. These retainers are paid in cash in quarterly installments.

Our non-employee directors are each eligible to receive an annual grant of RSUs. An annual RSU grant valued at $155,000 was made to each of our non-employee directors on May 10, 2023, which will fully vest 12 months from the grant date. The number of RSUs granted was determined based on the average of the closing price of our common stock for the last 45 trading days preceding the grant date. Our non-employee directors are eligible to receive annual RSU grants on or shortly following the date of each annual meeting of stockholders.

The table below sets forth the director compensation paid or earned by our non-employee directors in fiscal year 2023. Mr. Fisher, who also served as our CEO, received no compensation for serving as a director and is not included in the table below.

Name	Fees Earned or Paid in cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Ellen Carnahan	100,000	148,225	—	248,225
Daniel R. Feehan	100,000	148,225	7,208	255,433
William M. Goodyear	75,000	148,225	5,188	228,413
James A. Gray	100,000	148,225	—	248,225
Gregg A. Kaplan	75,000	148,225	1,076	224,301
Mark P. McGowan	75,000	148,225	—	223,225
Linda Johnson Rice	85,000	148,225	—	233,225
Mark A. Tebbe	75,000	148,225	—	223,225

(1)
Each non-employee director was granted 3.477 RSUs under the Company’s 2014 Long-Term Incentive Plan, valued at $44.57 per share, the average of the closing price of our Common Stock for the last 45 trading days preceding the grant date. In accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation (ASC 718), the amounts in this column were calculated by multiplying the number of RSUs granted by the closing stock price of Enova’s common stock on the last trading day preceding the grant date, which was $42.63. These awards will vest 12 months from the date of grant. In addition, all unvested RSUs granted will automatically vest if a change-in-control occurs prior to the termination of the director’s service on our Board. Each vested RSU entitles the director to receive one share of our common stock shortly after vesting. As of December 31, 2023, the total number of outstanding stock awards held by each of our non-employee directors was 3,477.

(2)
For Messrs. Feehan, Goodyear and Kaplan, the amounts shown represent reimbursements for travel and entertainment expenses.

Compensation Discussion and Analysis

Executive Summary

The goal of our executive compensation program is to attract, motivate and retain high-quality executives who will provide leadership for our success in dynamic and competitive markets. We seek to accomplish this goal in a way that rewards performance and is aligned with our stockholders’ long-term interests. We believe in pay for performance, as further detailed throughout our “Compensation Discussion and Analysis.” We believe that our NEOs’ compensation illustrates our pay-for-performance culture as a significant portion of the compensation paid to our NEOs is comprised of short- and long-term incentive compensation that is based on our performance or the performance of our common stock. The connection between pay and performance is the cornerstone of our executive compensation philosophy and strategy and serves to validate the design of our executive compensation program, which consists of the following primary elements:

•
Market competitive base salaries;

•
Short-term cash incentive opportunities driven primarily by quantitative measures, including measures based on our revenue, adjusted EBITDA and adjusted EPS performance (each as defined below), and supplemented with qualitative measures such as maintaining effective compliance and training programs, maintaining high customer satisfaction levels and improving inclusion and diversity at Enova; and
•
Long-term incentive opportunities consisting of stock options and time-based RSUs.

We believe our 2023 executive compensation program strongly linked company performance and executive pay and aligned the interests of our NEOs with the interests of our stockholders. The Compensation Committee monitors market practices to ensure that our executive compensation program continues to reflect our strategy and remains competitively positioned and appropriately structured to align pay and performance. The Company’s 2023 financial results are reflected in full-year results of:

•
Revenue: $2,118 million, resulting in above target-level of performance (103% of target) for this performance measure under the 2023 short-term incentive opportunity.
•
Adjusted EBITDA: $503 million, resulting in below target-level of performance (91% of target) for this performance measure under the 2023 short-term incentive opportunity.
•
Adjusted EPS: $6.85, resulting in below target-level of performance (87% of target) for this performance measure under the 2023 short-term incentive opportunity.

In light of this financial performance and achievement of established qualitative plan objectives, the Committee approved an overall short-term cash incentive payout of 87.9% of target.

Named Executive Officers

The following individuals were our NEOs for fiscal year 2023.

Name	Position
David Fisher	Chief Executive Officer (Principal Executive Officer)
Steven Cunningham	Chief Financial Officer (Principal Financial Officer)
Kirk Chartier	Chief Strategy Officer
Sean Rahilly	General Counsel and Chief Compliance Officer

Our Compensation Philosophy and Objectives

Our Compensation Committee determines the design of our executive compensation program and has implemented the executive compensation policies and practices described below.

General

We believe compensation provided to our executives should be performance-based, competitive in the markets and industries in which we compete for talent, closely linked to our stockholders’ interests and reflect each executive’s contribution in enhancing our stockholders’ investment in us.

Primary Objectives

The primary objectives of our executive compensation program are to:

•
support Enova’s core values;
•
attract, motivate and retain the best executive talent;
•
encourage and reward high performance and results, while aligning executive short- and long-term interests with those of our stockholders;

•
reinforce our strategy to grow our business as we continue to innovate, execute and diversify; and
•
align an appropriate level of risk to be taken by our executives to achieve sustained long-term growth while discouraging excessive risk taking to achieve short-term results.

Compensation Committee’s Role in Establishing Executive Compensation

Our Compensation Committee approves, or recommends to the independent members of our Board for approval, all compensation decisions relating to our NEOs and other executive officers, including grants of short- and long-term incentive awards, which may include cash- and equity-based awards. Key responsibilities of our Compensation Committee are to:

•
ensure our executives are fairly compensated based upon results and contributions to our growth and profitability;
•
ensure our executives are incentivized to achieve exceptional performance and rewarded for outstanding results;
•
make executive compensation decisions that support our compensation philosophy and our strategic and risk objectives, as well as stockholder interests;
•
provide oversight of our executives’ compliance with our stock ownership guidelines; and
•
assess the risks associated with our executive compensation programs.

Management’s Role in Establishing Compensation

Our CEO is the primary management contact with our Compensation Committee. Our CEO recommends to the Compensation Committee changes in compensation for our other NEOs and other executive officers, based on an assessment of each individual’s responsibilities and contributions to our results and the individual’s potential for future contributions to our success. None of the other executive officers are involved in the CEO’s compensation recommendations, and neither the CEO nor any other executive officers are involved in the determination of the CEO’s compensation.

Compensation Committee Interaction with Compensation Consultants

Since 2014, the Compensation Committee has engaged Towers Watson & Co., n/k/a Willis Towers Watson plc (WTW), an executive compensation consulting firm, to assist with its review of the compensation programs for our executive officers and the compensation disclosures in this proxy statement. Although the Compensation Committee retains WTW, WTW interacts directly with our executive officers when necessary and appropriate. WTW’s advisory services include providing industry and peer group compensation data, presenting compensation plan designs to the Compensation Committee for consideration, conducting an annual risk assessment of our executive compensation programs and attending Compensation Committee meetings. The Compensation Committee considered and assessed the factors relevant to SEC and NYSE rules with respect to advisor independence and potential conflicts of interest and determined that WTW is an independent executive compensation consulting firm.

Competitive Reference Points

Our Compensation Committee selects competitive market reference points with which we compare our executive compensation policies and practices from time to time. The Compensation Committee may retain compensation consultants to gather and present such information.

In making compensation decisions, the Compensation Committee has historically reviewed the compensation policies and practices of a peer group of publicly-traded companies (Executive Compensation Peer Group) participating in a sufficiently broad range of industries to capture the uniqueness of our business, customers, industry, technology, markets where we compete for talent and regulatory environment. The companies selected by our Compensation Committee for the Executive Compensation Peer Group are of a similar size by revenue to Enova and operate in high-technology, internet retail, online-focused consumer finance or in other highly regulated industries.

Our Compensation Committee engaged WTW to review and propose updates, as needed, to the Executive Compensation Peer Group to be used by the Compensation Committee in determining compensation to be paid to our NEOs for fiscal year 2023 and to provide compensation information for these companies. The following publicly traded companies were selected as our Executive Compensation Peer Group for fiscal year 2023 compensation decisions:

• CURO Group Holdings Corp.	• LendingTree, Inc.
• Elevate Credit, Inc.	• Morningstar, Inc.
• Envestnet, Inc.	• Navient Corporation
• Euronet Worldwide, Inc.	• Nelnet, Inc.
• Fair Isaac Corporation	• OneMain Holdings, Inc.
• Green Dot Corporation	• PROG Holdings, Inc.
• Groupon, Inc.	• TransUnion
• Jack Henry & Associates, Inc.	• World Acceptance Corp.
• LendingClub Corporation

We believe it is important to maintain peer group stability from year-to-year, but equally important to make changes when they would improve market comparability and better align with our peer group selection criteria. As such, in 2023, with the support of WTW, the Compensation Committee approved the following changes to the foregoing peer group with respect to the peer group to be used for fiscal year 2024 compensation decisions: the addition of Bread Financial Holdings, Inc., FirstCash Holdings, Inc. and SoFi Technologies, Inc. and the removal of CURO Group Holdings Corp., Elevate Credit (due to its acquisition in February 2023), Groupon, Inc. and World Acceptance Corporation.

Our Compensation Committee considers the Executive Compensation Peer Group compensation information provided by our compensation consultant as a reference point when making compensation decisions and assessing the market competitiveness of our compensation programs for our NEOs with respect to the following elements of compensation:

Base Salaries. Subject to the discretion of the Compensation Committee, our base salaries generally range between the 50th and 75th percentile of our Executive Compensation Peer Group, aligning closer to the 75th percentile for sustained superior performance;

Short-term Incentive Compensation. Subject to the discretion of the Compensation Committee, short-term incentive compensation targets generally range between the 50th and 75th percentile of our Executive Compensation Peer Group, with awards aligning closer to the 75th percentile for sustained superior performance; and

Long-term Incentive Compensation. Subject to the discretion of the Compensation Committee, long-term incentive compensation targets generally range between the 50th and 75th percentile of our Executive Compensation Peer Group, with awards aligning closer to the 75th percentile for sustained superior performance.

Advisory Vote on 2022 Executive Compensation

At our 2023 annual meeting of stockholders, 89.7 percent of the votes cast approved the non-binding, advisory vote on the 2022 compensation of our named executive officers as disclosed in our proxy statement for the 2023 annual meeting. Our Compensation Committee believes this result affirms our stockholders’ support of the Company’s approach to executive compensation; however, the Compensation Committee and the Company will continue to review and refine its executive compensation programs as business and industry conditions change. The Compensation Committee also will continue to consider the outcome of our stockholders’ annual advisory votes on executive compensation and other important input from our stockholder engagement efforts when making future compensation decisions for our named executive officers.

Principal Elements of Our Executive Compensation Program

Our executive compensation program is comprised of the following elements:

•
Base salary.
•
A performance-based annual cash incentive award, intended to increase stockholder value and our success by motivating executives to perform at their best and meet and exceed specified objectives.
•
The goal of the annual cash incentive award is to provide executives with motivating incentives based on the achievement of goals relating to Enova or Enova’s individual business units.
•
Clear and objective financial and non-financial performance goals, including strategic and compliance-oriented qualitative initiatives, are established to provide an opportunity for increased rewards for exceptional results.
•
Long-term incentive compensation consists of time-based RSUs and stock options. The purpose of our long-term incentives is to promote Enova’s long-term business strategy and the interests of our stockholders by:
•
providing a line of sight to the long-term strategic goals of Enova;
•
attracting and retaining executive talent;
•
enabling executives to participate in our long-term growth and develop a sense of ownership by acquiring a proprietary interest in Enova; and
•
providing long-term equity incentives with upside earnings opportunity for exceptional performance and, in the case of stock options, with earnings opportunity only in the event Enova’s share price increases over time.

Some of our stockholders have voiced a preference that a portion of named executive officers’ long-term equity incentives should vest based on the achievement of specific performance goals relating to our business strategy. At the same time, however, many of our other stockholders acknowledged that options are prevalent in the financial technology industry and consider them to be performance-based in that no value is recognized unless the stock price appreciates, a perspective shared by the Compensation Committee. In addition, many of our stockholders agreed that we had the appropriate mix of equity vehicles for our industry and stage. We believe that we would be disadvantaged if we did not offer time-vested equity awards since most companies with which we compete for top talent (including the vast majority of companies in the Executive Compensation Peer Group) provide time-vested equity awards to their executive team.

Each year the Compensation Committee evaluates the appropriate equity vehicles for executive compensation, and as part of this evaluation considers, and will continue to consider, the use of awards that vest based on specific performance criteria.

•
Retirement benefits, including a 401(k) plan, a nonqualified savings plan, a supplemental executive retirement plan and a severance pay plan for executives.
•
100% health insurance coverage (medical, dental and vision).
•
Certain additional benefits available to executives that may include: employment contracts, retention agreements and other similar benefits, including, but not limited to, executive short-term and long-term disability plans, which are not expected to be utilized frequently but may be used selectively and only if and when appropriate.

In addition to our Compensation Committee, from time to time our Board may also review and approve our executive compensation philosophy or elements thereof and other matters related thereto when necessary or appropriate.

2023 Compensation for Named Executive Officers

The 2023 compensation levels for Messrs. Chartier, Cunningham and Rahilly were recommended by Mr. Fisher with the ultimate compensation levels reviewed and approved by the Compensation Committee at the beginning of fiscal year 2023. In determining 2023 compensation levels, the Compensation Committee considered each element of compensation and the fit of each such element into the respective officer’s total compensation package. The compensation packages were designed with a goal of balancing short-term compensation, including base salary and short-term incentive compensation, with long-term compensation. The Compensation Committee believes that providing both short-term incentive compensation that is paid based on the achievement of specific quantitative and qualitative targets and share-based long-term incentive compensation that provides equity ownership in the Company helps to align our NEOs’ interests with those of our stockholders.

Base Salary

Base salaries are reviewed and considered by the Compensation Committee on an annual basis or as otherwise deemed appropriate by the Compensation Committee. Mr. Fisher’s 2023 base salary was set by the Compensation Committee at a level the Compensation Committee believed to be competitive in the market in which we compete for talent and reflective of strong 2022 performance. In recommending the 2023 base salaries for Messrs. Chartier, Cunningham and Rahilly, Mr. Fisher took into consideration the overall performance of the Company, each officer’s breadth of responsibilities, their impact on financial and operational results over the prior year, their leadership and accomplishments that affected the Company’s performance, their achievement of goals throughout the year and competitive market positioning.

The annual base salaries for our NEOs as of December 31, 2023, including their percentage increase over their salaries in effect on December 31, 2022 were as follows:

Name	2023 Annual Base Salary ($)	2022 Annual Base Salary ($)	Percentage Difference from 2022 to 2023
Mr. Fisher	960,000	930,976	3.1%
Mr. Cunningham	584,253	556,432	5.0%
Mr. Chartier	483,113	460,107	5.0%
Mr. Rahilly	431,064	410,537	5.0%

Short-Term Incentive Compensation

Enova’s Senior Executive Bonus Plan provides for 75% of the total short-term cash incentive (STI) compensation opportunity, and our Discretionary Bonus Plan provides for 25% of the total STI compensation opportunity (collectively, the 2023 STI plan).

In February 2023, the Compensation Committee approved the performance measures and goals along with the threshold, target and maximum opportunities for the awards to be made under the Senior Executive Bonus Plan and the Discretionary Bonus Plan for the 2023 performance period. The threshold, target and maximum opportunities, which are set as a percentage of base salary for each NEO, may vary from year to year at the discretion of the Compensation Committee. The target award amounts for total 2023 STI compensation, as a percentage of base salary, for our NEOs were as follows (threshold and maximum opportunities were 50% and 200% of target, respectively, consistent with 2022):

Name	Target as a Percentage of Base Salary
Mr. Fisher	130%
Mr. Cunningham	100%
Mr. Chartier	80%
Mr. Rahilly	75%

The 2023 STI performance measures and goals that were established for the awards made under our Senior Executive Bonus Plan were based on equal weightings of our (i) revenue (2023 Revenue), calculated in accordance with U.S. generally accepted accounting principles (GAAP), (ii) earnings before interest, income taxes, depreciation and amortization expenses and foreign currency transaction gain (loss), net (EBITDA), adjusted for certain items, which is a non-GAAP financial measure (2023 Adjusted EBITDA) and (iii) adjusted earnings per share (Adjusted EPS), which is also a non-GAAP financial measure (2023 Adjusted EPS). Payment of the STI awards granted under our Senior Executive Bonus Plan was subject to achievement of the following performance conditions:

•
Earnings Thresholds: Potential STI awards began to accrue based on formulas set forth in the Senior Executive Bonus Plan once the earnings thresholds for 2023 Revenue, 2023 Adjusted EBITDA and/or 2023 Adjusted EPS set by the Compensation Committee (the Earnings Thresholds) were exceeded.
•
Earnings Targets: Under the terms of the Senior Executive Bonus Plan, if the earnings targets set by the Compensation Committee for 2023 Revenue, 2023 Adjusted EBITDA and 2023 Adjusted EPS (the Earnings Targets) were achieved, then the NEO would be eligible to receive a cash payment equal to 100% of his or her target award with respect to each such Earnings Target achieved. If one or more Earnings Targets was exceeded, each NEO was eligible to receive a cash payment in excess of his or her target award with respect to the Earnings Target exceeded calculated in accordance with the formula set forth in the Senior Executive Bonus Plan.

The aggregate amounts of our quarterly Earnings Thresholds, Earnings Targets and Earnings Maximums for each of 2023 Revenue, 2023 Adjusted EBITDA and 2023 Adjusted EPS were as follows:

2023 STI performance measures
	Threshold ($)	Target ($)	Maximum ($)
2023 Revenue	1,854.4 million	2,060.4 million	2472.5 million
2023 Adjusted EBITDA	442.72 million	553.4 million	774.8 million
2023 Adjusted EPS	6.27	7.84	10.98

Our actual 2023 Revenue was $2,118 million.

Our actual 2023 Adjusted EBITDA was $503.0 million, which is comprised of the following (in thousands):

2023 Adjusted EBITDA
Net income from continuing operations	$175,121
Depreciation and amortization expenses	38,157
Interest expense, net	194,779
Foreign currency transaction gain	(57)
Provision for income taxes	52,126
Stock-based compensation expense	26,738
Adjustments:
Transaction-related costs(1)	755
Equity method investment income	(116)
Other nonoperating expenses(2)	282
Regulatory settlement(3)	15,201
2023 Adjusted EBITDA	$502,986

(1)
Expenses related to a consent solicitation for our Senior Notes due 2025.
(2)
Losses on early extinguishment of debt related to the repayment of debt.
(3)
Expenses related to the Company reaching an agreement with the CFPB, pursuant to which it agreed to pay a civil money penalty of $15.0 million.

Our actual 2023 Adjusted EPS was $6.85 per share, which is comprised of the following:

2023 Adjusted EPS
Diluted earnings per share	$5.49
Adjustments:
Transaction-related costs(1)	0.02
Other nonoperating expenses(2)	0.01
Intangible asset amortization	0.26
Stock-based compensation expense	0.84
Cumulative tax effect of adjustments	(0.30)
Lease termination and cease-use loss(3)	0.05
Regulatory settlement(4)	0.48
2023 Adjusted EPS	$6.85

(1)
Expenses related to a consent solicitation for our Senior Notes due 2025.
(2)
Losses on early extinguishment of debt related to the repayment of debt.
(3)
Losses to write off leasehold improvements related to the exit of leased office space.
(4)
Expenses related to the Company reaching an agreement with the CFPB, pursuant to which the Company agreed to pay a civil money penalty of $15.0 million, which is nondeductible for tax purposes.

The following table summarizes the target opportunities and actuals as well as the average payout percentages, which resulted in total STI payments made at 87.9% of target levels under the terms of the Senior Executive Bonus Plan:

	2023 STI performance measures
	Actual ($)	Target ($)	Payout (%)
2023 Revenue	2,117.6 million	2,060.4 million	118.1%
2023 Adjusted EBITDA	503.0 million	553.4 million	77.2%
2023 Adjusted EPS	6.85	7.84	68.4%
2023 STI payout as a percent of target payout (average):			87.9%

Threshold, target and maximum opportunities under the Senior Executive Bonus Plan for 2023 for each of our NEOs and the payments earned under the Senior Executive Bonus Plan for 2023 were as follows:

	Senior Executive Bonus Plan
Name	Threshold ($)	Target ($)	Maximum ($)	Payment Earned ($)
Mr. Fisher	466,643	933,287	2,146,559	820,359
Mr. Cunningham	218,094	436,189	1,003,234	383,410
Mr. Chartier	144,272	288,545	663,652	253,631
Mr. Rahilly	120,683	241,367	555,143	212,161

Our Compensation Committee also adopted four performance objectives and target opportunities for the 2023 performance period under the Discretionary Bonus Plan. The performance objectives were to (i) achieve a 97.5% completion rate within 15 days after the year end for all training courses, (ii) maintain effective compliance and training programs in the jurisdictions in which we operate such that there are no significant regulatory actions taken by our regulators, (iii) maintain high customer satisfaction levels and (iv) improve inclusion and diversity. The Discretionary Bonus Plan is intended to increase stockholder value and our success by providing our officers and other employees with bonus awards based upon exceptional individual achievement or exceptional performance by us or our individual business units, which ultimately leads to stockholder value creation and enhances our financial performance over the long-term. The Compensation Committee assessed the Company’s performance against the 2023 Discretionary Bonus Plan performance objectives at target. The Compensation Committee determined that the qualitative 2023 Discretionary Bonus Plan performance objectives were achieved with partial achievement of the regulatory compliance objective. Based on performance relative to the aforementioned performance objectives, individual performance levels and consideration of the actions taken to address compliance with the provisions of the CFPB Consent Order dated November 15, 2023 and Federal consumer financial law, the Compensation Committee approved the following actual payments under the Discretionary Bonus Plan to our participating NEOs:

	Discretionary Bonus Plan
Name	Target ($)	Payment Earned ($)
Mr. Fisher	311,096	295,541
Mr. Cunningham	145,396	85,973
Mr. Chartier	96,182	22,371
Mr. Rahilly	80,456	105,292

In summary, aggregate payments earned under the 2023 STI plan by each of our participating NEOs were as follows:

Name	Senior Executive Bonus Plan ($)	Discretionary Bonus Plan ($)	Total ($)	Percent of Target
Mr. Fisher	820,359	295,541	1,115,900	90%
Mr. Cunningham	383,410	85,973	469,383	81%
Mr. Chartier	253,631	22,371	276,002	72%
Mr. Rahilly	212,161	105,292	317,453	99%

Long-Term Incentive Compensation

Long-term incentive compensation was awarded under the Company’s 2014 Third Amended and Restated Long-Term Incentive Plan (2014 LTIP). The purpose of the 2014 LTIP is to promote the interests of Enova and its stockholders by giving us a competitive advantage in attracting, retaining and motivating employees, officers, consultants and directors capable of assuring our future success. The 2014 LTIP is designed to provide such persons incentives that are directly linked to the profitability of our business and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in Enova. A variety of plan-based awards may be made under the 2014 LTIP, including both equity and non-equity based awards.

In February 2023, our Compensation Committee approved long-term incentive (LTI) awards under the 2014 LTIP to our NEOs. These awards consisted of an LTI mix consisting of approximately 50% RSUs and 50% stock options, with the stock options granted quarterly to temper the impact of Enova’s stock price volatility on the stock option grants.

The long-term incentive awards granted in 2023 were intended to motivate our NEOs to achieve or exceed performance goals and enhance retention.

The following table shows the number of RSUs and stock options granted to each of our NEOs in fiscal year 2023 and the grant date fair market value of such awards (in dollars and as a percentage of base salary):

Name	Number of RSUs Granted (#)	Number of Stock Options Granted (#)	Grant Date Fair Value of the Grant ($)(1)	Grant Date Fair Value as a Percentage of Base Salary	Target as a Percentage of Base Salary
Mr. Fisher	78,868	136,000	7,495,911	781%	675%
Mr. Cunningham	23,110	39,850	2,196,438	376%	325%
Mr. Chartier	16,169	27,883	1,536,792	318%	275%
Mr. Rahilly	7,869	13,568	747,867	173%	150%

(1)
The amounts shown in this column represent the grant date fair value of the RSUs granted to the NEOs in February 2023 and stock options granted to the NEOs in February 2023, May 2023, August 2023 and November 2023. The numbers of RSUs and stock options granted were determined based on the average of the closing price of our common stock and fair market value based on the Black-Scholes method of valuation, respectively, for the last 45 trading days preceding the grant date. See “Executive Compensation—Grants of Plan-Based Awards-2022” for additional information.

Perquisites and Other Personal Benefits

Enova provides perquisites and other personal benefits to its officers that it believes are reasonable and consistent with its overall compensation program. A description of these perquisites and personal benefits, including the attributed costs, for our NEOs for fiscal year 2023, are included in the “All Other Compensation” column of the Summary Compensation Table and described in the notes to that table.

2024 Compensation Decisions

Base Salary

In connection with its annual review of base salaries of our NEOs, in January 2024, our Compensation Committee approved increased annual base salaries for Messrs. Chartier, Cunningham, Fisher and Rahilly effective as of February 4, 2024 as follows:

Name	2024 Annual Base Salary ($)	2023 Annual Base Salary ($)	Percentage Difference from 2023 to 2024
Mr. Fisher	995,000	960,000	3.6%
Mr. Cunningham	601,781	584,253	3.0%
Mr. Chartier	497,606	483,113	3.0%
Mr. Rahilly	452,617	431,064	5.0%

The Compensation Committee determined that base salary increases for all of our NEOs were supported by the Company’s solid financial performance in 2023 as well as meeting the Company’s Discretionary Bonus Plan performance objectives. Individual increases for our NEOs were supported by their individual performance, the performance of the areas of the business they manage and competitive market positioning.

Short-Term Incentive Compensation

In February 2024, our Compensation Committee approved the performance measures and goals of the STI plan for fiscal year 2024 (2024 STI plan), which includes the Senior Executive Bonus Plan and Discretionary Bonus Plan for our NEOs and other executive officers. The total target STI award amounts for 2024 expressed as a percentage of base salary for our NEOs for the 2024 STI plan are as follows:

Name	Target as a Percentage of Base Salary
Mr. Fisher(1)	140%
Mr. Cunningham	100%
Mr. Chartier	80%
Mr. Rahilly	75%

(1)
Mr. Fisher’s STI target increased to 140% in 2024 from 130% in 2023 based on his individual performance in 2023 and to be more consistent with his peers externally.

Our Compensation Committee has also adopted the same three financial objectives used for 2023 for the 2024 Senior Executive Bonus Plan (with equal weightings) with annual performance goals. The Compensation Committee has also adopted similar performance objectives for the 2024 Discretionary Bonus Plan for 2024, with the only change being "further integrate our Values into the way we work and improve diversity" replacing “improve inclusion and diversity.”

Long-Term Incentive Compensation

In February 2024, our Compensation Committee approved the 2024 long-term incentive awards for our NEOs. 50% of the award was granted in RSUs and 50% of the award will be granted in the form of stock options on a quarterly basis:

Name	Target as a Percentage of Base Salary
Mr. Fisher	675%
Mr. Cunningham	325%
Mr. Chartier	275%
Mr. Rahilly(1)	175%

(1)
Mr. Rahilly’s long-term incentive target increased to 175% in 2024 from 150% in 2023 based on his performance and benchmarking to external peers.

Retirement and Other Benefits

On July 1, 2012, we established (i) the Enova International, Inc. 401(k) Savings Plan (Enova 401(k)), (ii) the Enova International, Inc. Nonqualified Savings Plan (Enova NQSP) and (iii) the Enova International, Inc. Supplemental Executive Retirement Plan (Enova SERP), in which our NEOs and other eligible employees may participate. We offer these plans to provide our executives and other eligible employees with retirement savings vehicles that are competitive in the marketplace in which we compete for talent.

Enova 401(k) and Enova Non-Qualified Savings Plan (NQSP)

Substantially all of our employees and those of our U.S. subsidiaries are eligible to participate in the Enova 401(k). Certain of our highly-compensated employees, including our NEOs, are also eligible to participate in the Enova NQSP.

We match 100% of the first 1% of pay and 50% of the next 5% of pay that each employee contributes to the Enova 401(k). All employee contributions are fully vested upon contribution. Our matching contributions will fully vest after an employee’s second year of service with us and will also fully vest if an employee dies, becomes disabled or reaches age 59 1/2 during employment. Employees may select from among several mutual funds when investing their 401(k) account funds.

The Enova NQSP is a nonqualified retirement savings plan into which eligible participants may contribute portions of their salary in excess of the 401(k) contribution limits. Enova NQSP participants can also defer up to 100% of their STI awards into the Enova NQSP. If a participant’s pay exceeds the IRS limit on amounts that could be taken into account for 401(k) employer match, we match 100% of the first 1%, plus 50% on up to the next 5% of compensation deferred to the Enova NQSP in excess of the 401(k) compensation limit; however, if a participant participates in both the Enova 401(k) and the Enova NQSP, the combined match to both plans is limited to 100% of the first 1%, plus 50% on up to the next 5% of the participant’s pay. The Enova NQSP generally offers the same investment options as the Enova 401(k). Our matching contributions to the Enova NQSP have a two-year cliff vesting requirement.

We generally distribute each participant’s Enova NQSP account in a lump sum shortly after the participant’s separation from service with us and all of our affiliates. Alternatively, a participant may elect to receive his or her Enova NQSP account at a later date or receive payments in no less than two and no more than 10 annual installments. Most officers may not receive a distribution of any portion of their account during the first six months after their separation from service. A participant generally may not receive any portion of his or her Enova NQSP account while employed, unless the participant makes an in-service distribution election before the deferred compensation is earned or suffers a severe financial hardship. We may pay Enova NQSP distributions from a Rabbi trust associated with the Enova NQSP or from the general assets of the entity that is the participant’s employer. A participant would have the rights of a general unsecured creditor of the entity that is his or her employer for any Enova NQSP benefits he or she is owed.

Supplemental Executive Retirement Plan

We provide supplemental executive retirement plan benefits to our officers and certain other eligible employees as a supplement to their retirement benefits under the Enova SERP. After the end of each plan year, we make discretionary supplemental contributions that are credited to the Enova SERP account of each NEO who was employed by us on the last day of the plan year. The rate of return of a participant’s Enova SERP account is determined by the rate of return on deemed investments in mutual funds that a participant selects. Enova SERP participants’ deemed investment options are generally the same as the investment options available under the Enova 401(k). Participants vest in their Enova SERP accounts over their first five years of service with us and are fully vested in their Enova SERP accounts and new contributions to those accounts after that five-year period.

We generally distribute each participant’s Enova SERP account as a lump sum payment soon after the participant’s separation from service with us and all of our affiliates. An Enova SERP participant may, however, elect to defer receipt of the Enova SERP account for at least an additional five years beyond his or her separation from service and may also elect to receive the Enova SERP account in up to ten annual installments. Most officers cannot receive a distribution of any portion of their account during the first six months after their separation from service. A participant generally may not withdraw any portion of his or her Enova SERP account during employment, except in the case of a severe financial hardship. We may pay Enova SERP benefits from a Rabbi trust associated with the Enova SERP or from the general assets of the entity that is the participant’s employer. A participant would have the rights of a general unsecured creditor of the entity that is his or her employer for any Enova SERP benefits he or she is owed.

Our Compensation Committee administers the Enova SERP and annually determines the supplemental contributions for each of our NEOs. The targeted (but non-binding) amount of the supplemental contribution for each plan year is a percentage of each participant’s base salary, plus the lesser of (a) the participant’s target STI award payable during the plan year for the preceding year’s performance and (b) the actual STI award paid during the plan year based on the preceding year’s performance. The contribution amounts are prorated for the portion of the year that a participant was eligible to participate in the Enova SERP and are credited to the participant’s Enova SERP account before March 15 of the following year. For fiscal year 2023, the supplemental contributions for each of our NEOs, reflected as a percentage of the combined base salary paid during the year and the target STI award granted for fiscal year 2023, are listed below.

Name	Enova SERP Contribution
Mr. Fisher	10.5%
Mr. Cunningham	9.0%
Mr. Chartier	9.0%
Mr. Rahilly	9.0%

For the Enova SERP, each of our NEOs had more than five years of service and were fully vested in our SERP and 401(k) contributions at the end of 2023.

Severance Arrangements for Named Executive Officers

On February 21, 2022, we entered into Executive Change-in-Control Severance and Restrictive Covenant Agreements (CIC Agreements) with our executive officers that superseded the Change-in-Control Severance and Restrictive Covenant Agreements previously entered into on November 13, 2014. The CIC Agreements were effective through February 20, 2024, and will automatically extend for a one-year period thereafter, unless we or the executive officer provide notice not to extend the term at least six months prior to the scheduled extension date. In addition, the term of these agreements will automatically be extended for two years following a Change-in-Control (as defined in the CIC Agreements).

The CIC Agreements provide our executive officers with severance payments and certain benefits in the event of his or her termination by us without Cause (as defined in the CIC Agreements) or by the relevant executive officers for Good Reason (as defined in the CIC Agreements) during the twelve months following a Change-in-Control (as defined in the CIC Agreements). Such payments and benefits include the following:

(i)
a lump sum payment equal to the executive officer’s unpaid accrued base salary, accrued vacation pay and unreimbursed business expenses;
(ii)
a lump sum payment equal to the pro rata portion of the executive officer’s annual target bonus amount for the year in which the termination occurs;
(iii)
a lump sum payment equal to (A) for Mr. Fisher, two times the higher of (1) his base salary in effect at the termination date and (2) his base salary in effect on the date of the Change-in-Control and (B) for all other executive officers, one times the higher of (1) his or her base salary in effect at the termination date and (2) his or her base salary in effect on the date of the Change-in-Control;
(iv)
a lump sum amount equal to (A) for Mr. Fisher, two times the higher of (1) his annual target bonus for the year in which the termination occurs and (2) the actual annual bonus payments made to Mr. Fisher for the year preceding the year in which the termination occurs and (B) for all other executive officers, one times the higher of (1) his or her annual target bonus for the year in which the termination occurs and (2) the actual annual bonus payments made to such executive officer for the year preceding the year in which the termination occurs;
(v)
the immediate vesting of any outstanding cash-based long term incentive awards held by the executive officer, including a lump sum payment for any vested awards (the value of which to be determined after the termination date in accordance with the CIC Agreements);
(vi)
the immediate vesting and lapse of all restrictions on any outstanding stock-based awards held by the executive officer to the extent not already provided for in the related grant agreement(s);
(vii)
equivalent payment for continued medical coverage under our group health plan for the executive and the executive’s dependents for a period of twenty-four months for Mr. Fisher or twelve months for all other executive officers following the termination date in accordance with the terms of the relevant CIC Agreement; and
(viii)
up to $50,000 for Mr. Fisher or $25,000 for all other executive officers for reimbursement of amounts paid by the executive officer for reasonable outplacement services from an executive search firm to the extent such expenses are incurred as a direct result of the separation from service and within twenty-four months for Mr. Fisher or twelve months for all other executive officers after the termination date.

Additionally, the CIC Agreements contain certain restrictive covenants to which the executive officers are subject. These include confidentiality, non-disclosure, non-solicitation and non-competition provisions. The term of the non-competition provision applies during the term of the executive officer’s employment through the twenty-four-month period for Mr. Fisher or twelve-month period for all other executive officers following termination (the Subject Period). Such provision restricts the executive officer from competing with us or any of our subsidiaries or affiliates (including former subsidiaries or affiliates, which is collectively referred to as the Enterprise), by providing employment (other than to the Enterprise), management or consulting services, similar to those provided by the executive officer to the Enterprise with respect to any products or services similar to those offered or under development by the Company or any of its affiliates or subsidiaries anywhere within the Territory (as defined in the CIC Agreements) during the Subject Period.

In addition, we have adopted a severance pay plan for executives that provides guidance for severance pay, continued medical and health benefits, payment of accrued but unused paid time off and an allowance for outplacement services for our executive officers following certain terminations not related to a change-in-control.

Incentive Compensation Recovery Policy

In November 2023, the Company adopted an incentive compensation recovery policy applicable to all executive officers consistent with the requirements of SEC regulations and NYSE listing standards. This policy provides for the recovery, in the event of an accounting restatement, of incentive-based compensation received by current or former executive officers where that compensation was based on erroneously reported financial information. The recovery obligations under this policy are in addition to, and not in lieu of, any other remedies or rights of recovery that may be available to the Company pursuant to applicable provisions of our bonus and equity plans, or any employment agreement, award or other arrangement.

The 2014 LTIP contains a clawback provision that would allow us, in the event that there is a material restatement of our financial results, to (i) cancel part or all of the outstanding portion of any award, whether or not vested, and/or (ii) require a participant to repay an amount, satisfied in cash or in another form of consideration, such as shares of common stock as permitted by applicable law and as acceptable to the Compensation Committee, equal to all or any portion of the value of shares of common stock that have been issued and other payments that have been made to the participant pursuant to any award within the two years preceding the date on which we are required to prepare an accounting restatement, to the extent that such value or payment amount was based on the erroneous data and exceeded the value or amount that would have been paid to the participant under the accounting restatement. The 2014 LTIP also permits us, to the extent required to comply with applicable laws and/or any compensation recovery or clawback policy adopted by us after the date the 2014 LTIP was approved by our stockholders, to unilaterally amend the clawback provision in the 2014 LTIP, with any such amendment binding on all participants.

The Senior Executive Bonus Plan also contains a clawback provision that would allow us to recoup certain compensation and awards paid to our officers in certain circumstances in the event that there is a material restatement of our financial results.

Deductibility of Executive Compensation

Our Compensation Committee reviews and considers the limits of deductibility of executive compensation under Code Section 162(m), which provides that we may not deduct compensation of more than $1 million that is paid to certain individuals. As part of Tax Cuts and Jobs Act that was signed into law on December 22, 2017, the ability to rely on exemptions from the $1 million limitation for certain “qualified performance-based compensation” was eliminated, and the limitation on deductibility was generally expanded to include all named executive officers. While the Compensation Committee recognizes the nondeductibility provisions of Code Section 162(m), the Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in non-deductible compensation expenses.

Stock Ownership Guidelines

Our Board has established, and the Compensation Committee monitors, stock ownership guidelines that require ownership of our stock that is five times base salary for our CEO, three times base salary for our other executive officers and five times the annual retainer for directors, subject to certain achievement timelines. Until the minimal applicable stock ownership threshold is met, the guidelines provide that executive officers and directors should retain 50% of any shares of stock they receive on a net after tax basis. Our executive officers and directors currently comply with the applicable stock ownership guidelines.

Restrictions on Pledges of our Securities and Certain Trading Practices

Among other things, our Insider Trading Policy does not permit any director or associate of the Company, including officers, to engage in short sales or trade in market options or any other kind of derivatives related to Company securities, hold the Company’s securities in a margin account or pledge Company securities as collateral for a loan or engage in hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Compensation Risk Assessment

Our Compensation Committee has reviewed our compensation policies and practices, including incentive programs, to ensure they do not encourage unreasonable or excessive risk-taking. Based upon this review, the Committee believes our compensation policies and practices are not reasonably likely to expose us to unreasonable or excessive risk that could have a material adverse effect on us. We believe our practice of providing a significant portion of compensation in the form of long-term equity compensation and using multiple performance measures in our incentive plans serve to balance risk and reward. We also maintain a prohibition on hedging and an incentive compensation recovery policy to mitigate undue risk associated with compensation.

Management Development and Compensation Committee Report

As the Management Development and Compensation Committee of the board of directors of Enova International, Inc., we have reviewed and discussed the foregoing Compensation Discussion and Analysis (CD&A) with the Company’s management. Based on this review and discussion, the Management Development and Compensation Committee recommended to the Company’s board of directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in this proxy statement.

Daniel R. Feehan, Chair

Gregg A. Kaplan

Mark A. Tebbe

Executive Compensation

Summary Compensation Table – 2023, 2022 and 2021

The following table and footnotes describe the compensation of our NEOs in 2023, 2022 and 2021.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(1)(5)	All Other Compensation ($)(6)	Total ($)
David Fisher	2023	956,651	295,541	4,133,472	3,362,440	820,359	330,483	9,898,946
Chief Executive Officer	2022	925,787	301,125	3,414,420	3,271,536	1,084,052	305,094	9,302,014
(Principal Executive Officer)	2021	883,000	265,800	6,759,426	1,387,140	1,094,789	296,652	10,686,807
Steven Cunningham	2023	581,043	85,973	1,211,195	985,242	383,410	151,575	3,398,438
Chief Financial Officer	2022	553,375	202,143	2,116,260	962,831	498,437	146,925	4,479,971
(Principal Financial Officer)	2021	528,154	119,235	1,764,732	362,148	491,250	138,800	3,404,319
Kirk Chartier	2023	480,459	22,371	847,417	689,374	253,631	99,955	2,393,207
Chief Strategy Officer	2022	458,065	65,317	1,258,740	673,679	330,020	100,714	2,886,535
	2021	440,924	88,482	1,473,270	302,332	364,547	103,526	2,773,081
Sean Rahilly	2023	428,696	105,292	412,414	335,453	212,161	113,315	1,607,331
General Counsel and Chief	2022	408,716	76,683	342,180	327,865	276,062	105,955	1,537,461
Compliance Officer	2021	393,421	64,147	717,007	147,134	264,283	101,699	1,687,691

(1)
Portions of the amounts in these columns have been deferred under the Enova 401(k) or the Enova NQSP for certain of our NEOs.
(2)
The amounts in this column for 2023 consist of bonuses paid under the Discretionary Bonus Plan portion of the 2023 STI plan, which were earned in fiscal year 2023 and paid in fiscal year 2024.
(3)
The amounts shown in this column reflect RSU awards granted under the 2014 LTIP. The amounts shown in this column represent the aggregate grant date fair value of these awards, as determined in accordance with ASC 718. The amounts in this column were calculated by multiplying the number of RSUs granted by the closing stock price of Enova’s common stock on the last trading day preceding the grant date, which was $52.41 for the RSUs granted to the NEOs in February 2023, $45.00 for the RSUs granted to the NEOs in February 2022; $30.70 for the RSUs granted to the NEOs in March 2021 and $28.42 for the RSUs granted to the NEOs in February 2021.
(4)
The amounts shown in this column reflect stock option awards granted under the 2014 LTIP. The amounts shown in this column represent the aggregate grant date fair value, as determined in accordance with ASC 718. The amounts in this column were calculated by multiplying the number of stock options granted by the fair market value based on the Black-Scholes method of valuation, which was $21.75 for the stock options granted in November 2023, $28.57 for the stock options granted in August 2023, $21.79 for the stock options granted in May 2023, $26.97 for the stock options granted in February 2023, $19.48 for the stock options granted in November 2022, $16.97 for the stock options granted in August 2022, $16.56 for the stock options granted in May 2022, $21.95 for the stock options granted in February 2022, $17.03 for the stock options granted in November 2021 and $15.35 for the stock options granted in August 2021.
(5)
The amounts shown in this column for 2023 reflect payments made under the Senior Executive Bonus Plan portion of the 2023 STI plan. See “Compensation Discussion and Analysis—2023 Compensation for Named Executive Officers—Short-Term Incentive Compensation.”
(6)
The amounts shown in this column for 2023 include the following:

Name	Nonqualified Savings Plan Contributions by Enova ($)	Enova SERP Contributions by Enova ($)(a)	Supplemental Health Care and Insurance Benefits ($)(b)	Perquisites, Personal Benefits and Other ($)(c)	Total ($)
Mr. Fisher	50,296	226,921	15,574	37,692	330,483
Mr. Cunningham	23,791	102,137	23,400	2,247	151,575
Mr. Chartier	—	76,243	16,041	7,671	99,955
Mr. Rahilly	11,286	66,189	24,230	11,610	113,315

(a)
Includes contributions made by Enova in 2024 that were earned in 2023.
(b)
The amounts in this column reflect the Company’s costs for supplemental benefit premiums to the extent they exceed costs for standard employee benefits.
(c)
Consists of matching 401(k) contributions paid by the Company for all of the NEOs, parking garage rental fees paid by the Company on behalf of Mr. Fisher and Mr. Rahilly, spousal medical costs paid by the Company on behalf of Mr. Fisher, tax advisory services and spousal travel costs paid by the Company on behalf of Mr. Chartier and tax gross-ups of $11,581, $2,575 and $859 paid by the Company on behalf of Mr. Fisher, Mr. Chartier and Mr. Rahilly, respectively. None of the individual amounts exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for the applicable NEO.

Grants of Plan-Based Awards – 2023

The following table provides information about the equity and non-equity plan-based awards made to our NEOs under the 2023 STI plan and 2014 LTIP during 2023.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise or Base Price	Grant Date Fair Value of Stock and
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)(1)	Underlying Options (#)(1)	Awards ($)(1)	Option Awards ($)(2)
Mr. Fisher	2/8/2023	(3)	466,643	933,287	2,146,559	—	—	—	—
	2/8/2023	(4)	—	311,096	—	—	—	—	—
	2/8/2023	(5)	—	—	—	78,868	—	—	4,133,472
	2/8/2023	(6)	—	—	—	—	38,431	52.41	1,036,484
	5/10/2023	(6)	—	—	—	—	35,473	42.63	772,957
	8/2/2023	(6)	—	—	—	—	29,679	55.22	847,929
	11/2/2023	(6)	—	—	—	—	32,417	41.49	705,070
Mr. Cunningham	2/8/2023	(3)	218,094	436,189	1,003,234	—	—	—	—
	2/8/2023	(4)	—	145,396	—	—	—	—	—
	2/8/2023	(5)	—	—	—	23,110	—	—	1,211,195
	2/8/2023	(6)	—	—	—	—	11,261	52.41	303,709
	5/10/2023	(6)	—	—	—	—	10,394	42.63	226,485
	8/2/2023	(6)	—	—	—	—	8,696	55.22	248,445
	11/2/2023	(6)	—	—	—	—	9,499	41.49	206,603
Mr. Chartier	2/8/2023	(3)	144,272	288,545	663,652	—	—	—	—
	2/8/2023	(4)	—	96,182	—	—	—	—	—
	2/8/2023	(5)	—	—	—	16,169	—	—	847,417
	2/8/2023	(6)	—	—	—	—	7,879	52.41	212,497
	5/10/2023	(6)	—	—	—	—	7,273	42.63	158,479
	8/2/2023	(6)	—	—	—	—	6,085	55.22	173,848
	11/2/2023	(6)	—	—	—	—	6,646	41.49	144,551
Mr. Rahilly	2/8/2023	(3)	120,683	241,367	555,143	—	—	—	—
	2/8/2023	(4)	—	80,456	—	—	—	—	—
	2/8/2023	(5)	—	—	—	7,869	—	—	412,414
	2/8/2023	(6)	—	—	—	—	3,834	52.41	103,403
	5/10/2023	(6)	—	—	—	—	3,539	42.63	77,115
	8/2/2023	(6)	—	—	—	—	2,961	55.22	84,596
	11/2/2023	(6)	—	—	—	—	3,234	41.49	70,340

(1)
Time-based RSU and stock option awards were made to executives under the 2014 LTIP.
(2)
The amount shown represents the aggregate grant date fair value of RSU and stock option awards that were granted under the 2014 LTIP, as determined in accordance with ASC 718.
(3)
The amounts shown represent potential cash-based payments under our Senior Executive Bonus Plan for 2023 for our NEOs. See “Compensation Discussion and Analysis—2023 Compensation for Named Executive Officers—Short-Term Incentive Compensation” for additional information regarding our Senior Executive Bonus Plan for 2023.

(4)
The amounts shown represent potential cash-based payments under our Discretionary Bonus Plan for 2023 for our NEOs. See “Compensation Discussion and Analysis—2023 Compensation for Named Executive Officers—Short-Term Incentive Compensation” for additional information regarding our Discretionary Bonus Plan for 2023.
(5)
Represent grants of RSUs made during 2023 under the 2014 LTIP. RSUs vest one-quarter on each anniversary of their respective grant dates, subject to continued employment of the participant.
(6)
Represent grants of stock options made during 2023 under the 2014 LTIP. Stock options vest one-third on each anniversary of their respective grant dates, subject to continued employment of the participant. Stock options expire seven years from the date of grant.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table provides information on our NEOs’ holdings of unvested RSUs and stock options as of December 31, 2023. All shares refer to shares of our common stock.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Mr. Fisher
2/17/17 Grant	73,524	—	14.80	2/17/24	—	—
2/13/18 Grant	188,585	—	20.85	2/13/25	—	—
2/12/19 Grant	223,438	—	23.96	2/12/26	—	—
2/11/20 Grant	256,498	—	20.73	2/11/27	28,496	1,577,539
2/9/21 Grant	—	—	—	—	57,166	3,164,710
3/1/21 Grant	—	—	—	—	57,166	3,164,710
8/3/21 Grant	14,156	28,310	31.98	8/3/28	—	—
11/4/21 Grant	14,392	28,784	35.75	11/4/28	—	—
2/8/22 Grant	13,116	26,231	45.00	2/8/29	56,907	3,150,372
5/10/22 Grant	13,787	27,572	32.64	5/10/29	—	—
8/2/22 Grant	16,464	32,928	33.64	8/2/29	—	—
11/3/22 Grant	15,140	30,280	37.53	11/3/29	—	—
2/8/23 Grant	—	38,431	52.41	2/8/30	78,868	4,366,132
5/10/23 Grant	—	35,473	42.63	5/10/30	—	—
8/2/23 Grant	—	29,679	55.22	8/2/30	—	—
11/2/23 Grant	—	32,417	41.49	11/2/30	—	—
Mr. Cunningham
2/13/18 Grant(4)	33,278	—	20.85	2/13/25	—	—
2/12/19 Grant	62,500	—	23.96	2/12/26	—	—
2/11/20 Grant	68,616	—	20.73	2/11/27	7,623	422,009
2/9/21 Grant	—	—	—	—	14,924	826,193
3/1/21 Grant	—	—	—	—	14,924	826,193
8/3/21 Grant	3,696	7,391	31.98	8/3/28	—	—
11/4/21 Grant	3,758	7,514	35.75	11/4/28	—	—
2/8/22 Grant	3,860	7,720	45.00	2/8/29	35,270	1,952,547
5/10/22 Grant	4,058	8,114	32.64	5/10/29	—	—
8/2/22 Grant	4,846	9,691	33.64	8/2/29	—	—
11/3/22 Grant	4,456	8,911	37.53	11/3/29	—	—
2/8/23 Grant	—	11,261	52.41	2/8/30	23,110	1,279,370
5/10/23 Grant	—	10,394	42.63	5/10/30	—	—
8/2/23 Grant	—	8,696	55.22	8/2/30	—	—
11/2/23 Grant	—	9,499	41.49	11/2/30	—	—
Mr. Chartier
2/13/18 Grant	45,819	—	20.85	2/13/25	—	—
2/12/19 Grant	17,644	—	23.96	2/12/26	—	—
2/11/20 Grant	57,283	—	20.73	2/11/27	6,364	352,311
2/9/21 Grant	—	—	—	—	12,460	689,786
3/1/21 Grant	—	—	—	—	12,460	689,786
8/3/21 Grant	3,086	6,170	31.98	8/3/28	—	—
11/4/21 Grant	3,137	6,273	35.75	11/4/28	—	—
2/8/22 Grant	2,701	5,401	45.00	2/8/29	20,979	1,161,397
5/10/22 Grant	2,839	5,678	32.64	5/10/29	—	—
8/2/22 Grant	3,391	6,780	33.64	8/2/29	—	—
11/3/22 Grant	3,118	6,235	37.53	11/3/29	—	—
2/8/23 Grant	—	7,879	52.41	2/8/30	16,169	895,116
5/10/23 Grant	—	7,273	42.63	5/10/30	—	—
8/2/23 Grant	—	6,085	55.22	8/2/30	—	—
11/2/23 Grant	—	6,646	41.49	11/2/30	—	—
Mr. Rahilly
2/13/18 Grant	19,158	—	20.85	2/13/25	—	—
2/12/19 Grant	23,278	—	23.96	2/12/26	—	—
2/11/20 Grant	27,879	—	20.73	2/11/27	3,097	171,450
2/9/21 Grant	—	—	—	—	6,064	335,703
3/1/21 Grant	—	—	—	—	6,064	335,703
8/3/21 Grant	1,502	3,002	31.98	8/3/28	—	—
11/4/21 Grant	1,527	3,053	35.75	11/4/28	—	—
2/8/22 Grant	1,315	2,628	45.00	2/8/29	5,703	315,718
5/10/22 Grant	1,382	2,763	32.64	5/10/29	—	—
8/2/22 Grant	1,650	3,300	33.64	8/2/29	—	—
11/3/22 Grant	1,518	3,034	37.53	11/3/29	—	—
2/8/23 Grant	—	3,834	52.41	2/8/30	7,869	435,628
5/10/23 Grant	—	3,539	42.63	5/10/30	—	—
8/2/23 Grant	—	2,961	55.22	8/2/30	—	—
11/2/23 Grant	—	3,234	41.49	11/2/30	—	—

(1)
Represent grants of stock options made during 2021, 2022 and 2023 under the 2014 LTIP. Stock options granted in 2022 and 2023 vest one-third on each anniversary of their respective grant dates, subject to continued employment by the participant. Stock options granted in 2021 vest one-third in each of February 2023, February 2024 and February 2025, subject to continued employment by the participant.
(2)
Represent grants of RSUs made during 2020, 2021, 2022 and 2023 under the 2014 LTIP. These RSUs vest one-quarter on each anniversary of their respective grant dates, subject to continued employment by the participant.
(3)
The market value of the unvested RSUs is based on the closing price of the Company’s common stock as of December 31, 2023, which was $55.36.
(4)
These amounts are net of distributions to Mr. Cunningham’s former spouse pursuant to a domestic relations order.

Option Exercises and Stock Vested – 2023

The following table provides information on the aggregate number of shares acquired in 2023 upon the exercise of stock options and the vesting of time-based RSUs granted under the 2014 LTIP and the value realized, before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting ($)(3)
Mr. Fisher	192,962	7,388,764	130,286	6,592,788
Mr. Cunningham	39,546	1,410,320	41,482	2,106,505
Mr. Chartier	62,217	2,098,042	31,894	1,616,887
Mr. Rahilly	24,999	884,063	13,734	694,839

(1)
Represents amount realized upon exercise of stock options, based on the difference between the market value of the shares acquired at the time of exercise and the exercise price.
(2)
Includes Enova stock acquired under time-based RSUs granted under the 2014 LTIP to the NEOs that vested on February 8, 2023, February 9, 2023, February 11, 2023 and February 12, 2023.
(3)
Value reflects the closing price of Enova common stock on the vesting date.

Nonqualified Deferred Compensation

The following table shows compensation deferred by each NEO under the Enova NQSP and the Enova SERP. Additional information about the Enova NQSP and the Enova SERP is included under “Compensation Discussion and Analysis—Retirement and Other Benefits.”

Name	Plan	Executive Contributions in 2023 ($)(1)	Registrant Contributions in 2023 ($)(2)	Aggregate Earnings in 2023 ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at 12/31/2023 ($)(4)(5)
Mr. Fisher	Enova NQSP	100,592	50,296	136,642	—	1,287,121
	Enova SERP	—	226,921	336,696	—	2,411,912
Mr. Cunningham	Enova NQSP	47,581	23,791	37,034	—	284,304
	Enova SERP	—	102,137	52,569	—	604,347
Mr. Chartier	Enova NQSP	—	—	—	—	—
	Enova SERP	—	76,243	66,979	—	768,919
Mr. Rahilly	Enova NQSP	122,057	11,286	58,274	—	416,743
	Enova SERP	—	66,189	73,038	—	522,863

(1)
All executive contributions to the Enova NQSP described in this column are included within amounts reported in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table for 2023.
(2)
All Company contributions to the Enova NQSP and the Enova SERP described in this column are included within the “All Other Compensation” column of the Summary Compensation Table for 2023. The contributions to the Enova SERP specified in this column reflect the contributions that were earned in 2023 and made in February 2024.
(3)
The amounts included in this column, which are not included in the Summary Compensation Table, reflect the rate of return that each NEO has selected for his Enova NQSP and Enova SERP accounts from an array of investment options that may be changed by the participant in each plan at any time and that generally mirror the funds in the Enova 401(k). The 2023 annual rates of return for the investment options available for all or most of the calendar year ended December 31, 2023 were as follows:

Name of Fund	Rate of Return (%)	Name of Fund	Rate of Return (%)
ClearBridge Small Cap Growth IS	9.11	Vanguard Target Retirement 2020 Inv	12.51
Cohen & Steers Instl Realty Shares	12.72	Vanguard Target Retirement 2025 Inv	14.55
Fidelity 500 Index Institutional Prem	26.29	Vanguard Target Retirement 2030 Inv	15.99
Fidelity Extended Market Index	25.37	Vanguard Target Retirement 2035 Inv	17.14
Fidelity Large Cap Growth Index	42.77	Vanguard Target Retirement 2040 Inv	18.34
Fidelity Large Cap Value Index	11.50	Vanguard Target Retirement 2045 Inv	19.48
Fidelity Total Bond	7.25	Vanguard Target Retirement 2050 Inv	20.17
Hartford Schroders Emer Markets Equity SDR	8.98	Vanguard Target Retirement 2055 Inv	20.16
JPMorgan Large Cap Growth R6	34.95	Vanguard Target Retirement 2060 Inv	20.18
Oakmark International Institutional	19.12	Vanguard Target Retirement 2065 Inv	20.15
PIMCO RAE US Instl	20.52	Vanguard Target Retirement Income Inv	10.65
PIMCO RAE US Small Instl	21.56	Vanguard Total Bond Market Index Adm	5.70
Vanguard Federal Money Market Inv	5.09	Vanguard Total Intl Stock Index Admiral	15.48

(4)
Includes the 2023 Enova SERP contributions shown under the “Registrant Contributions in 2023” column that were made in February 2024 for the NEOs that were employed as of December 31, 2023.
(5)
All of our NEOs were fully vested in their Enova NQSP balances and Enova SERP balances at December 31, 2023.

Potential Payments upon Termination or Change-in-Control

We have entered into the CIC Agreements with our executive officers. We have also adopted a severance pay plan for executives that we may follow in the case of an involuntary termination. See “Compensation Discussion and Analysis—Severance Arrangements for Named Executive Officers” for additional information.

Payments Made Upon Resignation, Retirement, Termination, Death or Disability

We have adopted a severance pay plan (the Severance Pay Plan) for executives that provides guidance for severance pay, continued medical and health benefits, payment of accrued but unused paid time off and an allowance for outplacement services for our executive officers following certain terminations not related to a change-in-control. Under our Severance Pay Plan, each of our NEOs is entitled to receive severance pay and benefits if his or her employment is involuntarily terminated due to restructuring, job elimination or other circumstances that Enova determines warrant the provision of severance benefits. Upon termination of employment for any of these reasons, if the executive agrees to a general release of Enova and its affiliates related to employment claims arising from the termination and a promise to comply with confidentiality and nonsolicitation provisions, the executive will be entitled to severance pay equal to the number of months of base salary and payable over the period reflected in the table below:

Years of Employment	Executive	CEO
1 but less than 5	9 months	12 months
5 but less than 10	12 months	18 months
10 but less than 15	18 months	24 months
15 or more	24 months	24 months

In addition, each executive is entitled to receive:

•
Continued medical benefits for the shorter of the period set forth in the table above or the period during which the former executive is covered by COBRA, with our continuing to pay the portion of COBRA premiums that exceed the portion of health care premiums that current employees are required to pay (Employer COBRA Premiums) and for the costs of supplemental health care benefits in excess of the amount current executives are required to pay (Employer Supplemental Executive Health Care Premiums); and
•
A lump sum equal to all accrued but unpaid vacation and paid time off.

Payment of other benefits and perquisites will cease on the officer’s termination date.

Regardless of whether an executive’s employment terminates due to retirement, resignation, involuntary termination, death or disability, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include: vested grants under the 2014 LTIP or any previous incentive plan and vested contributions and earnings under the Enova 401(k), the Enova NQSP and the Enova SERP. In addition, if the NEO dies, his or her estate would receive payments under the group life insurance plan.

In all cases Enova has complete discretionary authority to award greater or lesser amounts of severance pay and benefits.

Payments made Upon a Change-in-Control

The CIC Agreements with our NEOs specify the payments that they are to receive if they are terminated in connection with or during a specified period following a change-in-control. See “Compensation Discussion and Analysis—Severance Arrangements for Named Executive Officers.”

Executive CIC Agreements.

The CIC Agreement with Mr. Fisher provides that if, within 12 months after a “change-in-control” of Enova, Enova terminates Mr. Fisher’s employment without cause or if Mr. Fisher voluntarily terminates his employment with good reason (including a reduction in his duties or compensation or relocation of place of employment), then Mr. Fisher will be entitled to:

•
earned and unpaid accrued salary;
•
a pro-rated portion of the target annual bonus (or short-term incentive compensation) under the existing bonus (or short-term incentive compensation) plan based on the number of full months employed during the year;
•
a lump sum cash payment equal to all accrued but unpaid vacation and paid time off;
•
a lump sum cash payment equal to two times the higher of the executive’s annual rate of base salary on the date of termination or on the date of change-in-control;
•
a lump sum cash payment equal to two times the greater of (i) the target bonus (or short-term incentive compensation) for the year, or (ii) the actual bonus (or short-term incentive compensation) for the preceding year;

•
immediate vesting of any outstanding unvested cash-based and equity-based long-term incentive awards with the amount paid with respect to (i) cash-based awards to be equal to the greater of (A) the amount calculated under the award agreement based on the higher of the target or the actual achievement of the performance goals or (B) the amount to which the executive would be entitled under the provisions of the award agreement, and (ii) performance-based equity awards to be equal to the maximum amount available under each award;
•
continued medical and health care benefits for 24 months, consisting of Employer COBRA Premiums to be paid over an 18-month period and an amount equal to (i) six times the first monthly Employer COBRA Premium and (ii) 24 times the first monthly Employer Supplemental Executive Health Care Premium, paid in a lump sum; and
•
executive placement services from an executive search/placement firm of up to $50,000.

The CIC Agreement with our other NEOs provide that if, within 12 months after a “change-in-control” of Enova, Enova terminates the NEO’s employment without cause or if the NEO voluntarily terminates his or her employment with good reason (including a reduction in his or her duties or compensation or relocation of place of employment), then the executive will be entitled to:

•
earned and unpaid accrued salary;
•
a pro-rated portion of the target annual bonus (or short-term incentive compensation) under the existing bonus (or short-term incentive compensation) plan based on the number of full months employed during the year;
•
a lump sum cash payment equal to all accrued but unpaid vacation and paid time off;
•
a lump sum cash payment equal to the higher of the executive’s annual rate of base salary on the date of termination or on the date of change-in-control;
•
a lump sum cash payment equal to the greater of (i) the target bonus (or short-term incentive compensation) for the year, or (ii) the actual bonus (or short-term incentive compensation) for the preceding year;
•
immediate vesting of any outstanding unvested cash-based and equity-based long-term incentive awards with the amount paid with respect to (i) cash-based awards to be equal to the greater of (A) the amount calculated under the award agreement based on the higher of the target or the actual achievement of the performance goals or (B) the amount to which the executive would be entitled under the provisions of the award agreement, and (ii) performance-based equity awards to be equal to the maximum amount available under each award;
•
continued medical and health care benefits for 12 months, consisting of Employer COBRA Premiums to be paid over a 12-month period and an amount equal to 12 times the first monthly Employer Supplemental Executive Health Care Premium, paid in a lump sum; and
•
executive placement services from an executive search/placement firm of up to $25,000.

Certain payments under the CIC Agreements will be delayed for six months if required by Section 409A of the Code. In addition, the CIC Agreements provide that a change-in-control is deemed to occur under the circumstances described below under “Change-in-Control Definitions.”

Accelerated Vesting of Awards under the Enova Long-Term Incentive Plan.

The agreements relating to RSUs and stock options granted under the 2014 LTIP provide that the vesting and payment of RSUs and stock options will be accelerated if there is a change-in-control and, within 12 months afterward, Enova terminates the executive’s employment without cause or if the executive voluntarily terminates his or her employment with good reason (including a reduction in his or her duties or compensation or relocation of place of employment).

Accelerated Vesting under the Enova SERP and the Enova NQSP.

The Enova SERP provides that the vesting under the Enova SERP will be accelerated if there is a change-in-control or if the executive’s employment is terminated as a result of his or her job being eliminated. The Enova NQSP provides that the vesting of the unvested portion of Enova’s matching amounts contributed to a NEO’s Enova NQSP account will accelerate in the event of a change-in-control or if the executive’s employment is terminated as a result of death or disability or of his or her job being abolished.

Change-in-Control Definitions.

The CIC Agreement with Mr. Fisher, the CIC Agreements with our other NEOs, the RSU awards and stock option awards granted to our NEOs under the 2014 LTIP, the Enova SERP and the Enova NQSP each provide that a change-in-control is deemed to occur:

•
if any person or group acquires ownership of Enova stock that, together with all other Enova’s stock held by that person or group, constitutes more than 50% of the total voting power or total fair market value of Enova stock;
•
if, during any 12-month period, any person or group acquires ownership of Enova stock with at least 30% of the total voting power;
•
if, during any 12-month period, a majority of the Enova directors at the beginning of such period are replaced, other than in specific circumstances; or
•
if, during any 12-month period, any person or group acquires assets of Enova with an aggregate fair market value of at least 40% of the fair market value of all of Enova’s gross assets immediately prior to such acquisition or acquisitions.

Distribution of Nonqualified Deferred Compensation

Our NEOs are entitled to receive the vested amounts in their accounts under the Enova NQSP and the Enova SERP if their employment with us terminates. The last column in the Nonqualified Deferred Compensation Table reports each NEO’s aggregate balance at December 31, 2023 under each plan. All of our NEOs were fully vested in their Enova SERP balances at December 31, 2023. All of our NEOs who had balances in the Enova NQSP at December 31, 2023 were fully vested. The account balances continue to be credited with increases or decreases reflecting changes in the value of the investments against which the account balances are calculated and to accrue interest income or dividend payments, as applicable, between the termination event and the date distributions are made. Therefore, amounts that the NEO would actually receive would differ from those shown in the Nonqualified Deferred Compensation Table.

Potential Payments

The following tables and disclosures show the potential payments that could have been made to our NEOs, under our contracts, agreements, plans and arrangements, whether written or unwritten, in the event of a change-in-control or termination of employment, assuming such event occurred on December 31, 2023, based on the closing price of our common stock of $55.36 (as reported on the NYSE as of December 29, 2023).

David Fisher

	Retirement, Death or Disability ($)		Involuntary Termination Other than for Cause ($)		Involuntary Termination Other than for Cause/ Voluntary Termination with Good Reason Following a Change-in-Control ($)
Severance	—		1,920,000	(1)	4,690,354	(2)
Short-term incentive compensation	—		—		1,244,382	(3)
Accelerated vesting of Restricted Unit Awards and stock options	—		—		19,821,802	(4)
Continued health benefits	—		78,560	(5)	78,560	(6)
Accrued & unused paid time off	114,462	(7)(8)	114,462	(7)(8)	114,462	(7)(8)
Outplacement benefits	—		—		50,000
Total	114,462		2,113,022		25,999,560

(1)
Includes 24 months’ base salary payable over an 24-month period following termination that would be payable under the terms of our Severance Pay Plan. Mr. Fisher was Chief Executive Officer as of December 31, 2023.
(2)
This amount is (a) two times Mr. Fisher’s base salary as of December 31, 2023 and (b) two times his actual annual bonus payment under the annual bonus plans in which he participated in the prior year that would be payable under the terms of the CIC Agreement with Mr. Fisher. To be paid as a lump sum cash payment.
(3)
This amount is the target award under the 2023 STI plan that would be payable under the terms of the CIC Agreement with Mr. Fisher.
(4)
This is the intrinsic value as of December 31, 2023 of (a) 28,496 RSUs granted to Mr. Fisher during 2020, (b) 114,332 RSUs granted to Mr. Fisher during 2021, (c) 56,907 RSUs granted to Mr. Fisher during 2022, (d) 78,868 RSUs granted to Mr. Fisher during 2023, (e) 57,094 stock options granted to Mr. Fisher during 2021, (f) 117,011 stock options granted to Mr. Fisher during 2022 and (g) 136,000 stock options granted to Mr. Fisher during 2023, all of which were granted under the 2014 LTIP and were unvested as of December 31, 2023.
(5)
Consists of Employer COBRA Premiums to be paid over a 24-month period and Employer Supplemental Executive Health Care Premiums to be paid over a 24-month period.
(6)
Consists of Employer COBRA Premiums to be paid over an 18-month period and an amount equal to (i) six times the first monthly Employer COBRA Premium and (ii) 24 times the first monthly Employer Supplemental Executive Health Care Premium, paid in a lump sum cash payment.
(7)
Calculated based on Mr. Fisher’s salary at December 31, 2023.
(8)
Under certain circumstances, Illinois, the state where Mr. Fisher is employed, requires payment of accrued and unused vacation.

Steven Cunningham

	Retirement, Death or Disability ($)		Involuntary Termination Other than for Cause ($)		Involuntary Termination Other than for Cause/ Voluntary Termination with Good Reason Following a Change-in-Control ($)
Severance	—		584,253	(1)	1,284,833	(2)
Short-term incentive compensation	—		—		581,585	(3)
Accelerated vesting of Restricted Unit Awards and stock options	—		—		6,558,668	(4)
Continued health benefits	—		39,747	(5)	39,747	(6)
Accrued & unused paid time off	33,707	(7)(8)	33,707	(7)(8)	33,707	(7)(8)
Outplacement benefits	—		—		25,000
Total	33,707		657,707		8,523,540

(1)
Includes twelve months’ base salary payable over a twelve-month period following termination that would be payable under the terms of our Severance Pay Plan. Mr. Cunningham was Chief Financial Officer as of December 31, 2023.
(2)
This amount is (a) Mr. Cunningham’s base salary as of December 31, 2023 and (b) his actual annual bonus payment under the annual bonus plans in which he participated in the prior year that would be payable under the terms of the CIC Agreement. To be paid as a lump sum cash payment.
(3)
This amount is the target award under the 2023 STI plan that would be payable under the terms of the CIC Agreement with Mr. Cunningham.
(4)
This is the intrinsic value as of December 31, 2023 of (a) 7,623 RSUs granted to Mr. Cunningham during 2020, (b) 29,848 RSUs granted to Mr. Cunningham during 2021, (c) 35,270 RSUs granted to Mr. Cunningham during 2022, (d) 23,110 RSUs granted to Mr. Cunningham during 2023, (e) 14,905 stock options granted to Mr. Cunningham during 2021, (f) 34,436 stock options granted to Mr. Cunningham during 2022 and (g) 39,850 stock options granted to Mr. Cunningham during 2023, all of which were granted under the 2014 LTIP and were unvested as of December 31, 2023.
(5)
Consists of Employer COBRA Premiums to be paid over a twelve-month period and Employer Supplemental Executive Health Care Premiums to be paid over a twelve-month period.
(6)
Consists of Employer COBRA Premiums to be paid over a twelve-month period and Employer Supplemental Executive Health Care Premiums to be paid over a twelve-month period.
(7)
Calculated based on Mr. Cunningham’s salary at December 31, 2023.
(8)
Under certain circumstances, Illinois, the state where Mr. Cunningham is employed, requires payment of accrued and unused vacation.

Kirk Chartier

	Retirement, Death or Disability ($)		Involuntary Termination Other than for Cause ($)		Involuntary Termination Other than for Cause/ Voluntary Termination with Good Reason Following a Change-in-Control ($)
Severance	—		724,670	(1)	878,450	(2)
Short-term incentive compensation	—		—		384,726	(3)
Accelerated vesting of Restricted Unit Awards and stock options	—		—		4,707,915	(4)
Continued health benefits	—		59,620	(5)	39,747	(6)
Accrued & unused paid time off	26,014	(7)(8)	26,014	(7)(8)	26,014	(7)(8)
Outplacement benefits	—		—		25,000
Total	26,014		810,304		6,061,852

(1)
Includes 18 months’ base salary payable over an 18-month period following termination that would be payable under the terms of our Severance Pay Plan. Mr. Chartier was Chief Strategy Officer as of December 31, 2023.
(2)
This amount is (a) Mr. Chartier’s base salary as of December 31, 2023 and (b) his actual annual bonus payment under the annual bonus plans in which he participated in the prior year that would be payable under the terms of the CIC Agreement. To be paid as a lump sum cash payment.
(3)
This amount is the target award under the 2023 STI plan that would be payable under the terms of the CIC Agreement with Mr. Chartier.
(4)
This is the intrinsic value as of December 31, 2023 of (a) 6,364 RSUs granted to Mr. Chartier during 2020, (b) 24,920 RSUs granted to Mr. Chartier during 2021, (c) 20,979 RSUs granted to Mr. Chartier during 2022, (d) 16,169 RSUs granted to Mr. Chartier during 2023, (e) 12,443 stock options granted to Mr. Chartier during 2021, (f) 24,094 stock options granted to Mr. Chartier during 2022 and (g) 27,883 stock options granted to Mr. Chartier during 2023, all of which were granted under the 2014 LTIP and were unvested as of December 31, 2023.
(5)
Consists of Employer COBRA Premiums to be paid over an 18-month period and Employer Supplemental Executive Health Care Premiums to be paid over an 18-month period.
(6)
Consists of Employer COBRA Premiums to be paid over a twelve-month period and Employer Supplemental Executive Health Care Premiums to be paid over a twelve-month period.
(7)
Calculated based on Mr. Chartier’s salary at December 31, 2023.
(8)
Under certain circumstances, Illinois, the state where Mr. Chartier is employed, requires payment of accrued and unused vacation.

Sean Rahilly

	Retirement, Death or Disability ($)		Involuntary Termination Other than for Cause ($)		Involuntary Termination Other than for Cause/ Voluntary Termination with Good Reason Following a Change-in-Control ($)
Severance	—		646,596	(1)	783,809	(2)
Short-term incentive compensation	—		—		321,822	(3)
Accelerated vesting of Restricted Unit Awards and stock options	—		—		2,041,663	(4)
Continued health benefits	—		59,620	(5)	39,747	(6)
Accrued & unused paid time off	43,106	(7)(8)	43,106	(7)(8)	43,106	(7)(8)
Outplacement benefits	—		—		25,000
Total	43,106		749,322		3,255,147

(1)
Includes 18 months’ base salary payable over an 18-month period following termination that would be payable under the terms of our Severance Pay Plan. Mr. Rahilly was General Counsel and Chief Compliance Officer as of December 31, 2023.
(2)
This amount is (a) Mr. Rahilly’s base salary as of December 31, 2023 and (b) his actual annual bonus payment under the annual bonus plans in which he participated in the prior year that would be payable under the terms of the CIC Agreement. To be paid as a lump sum cash payment.
(3)
This amount is the target award under the 2023 STI plan that would be payable under the terms of the CIC Agreement with Mr. Rahilly.
(4)
This is the intrinsic value as of December 31, 2023 of (a) 3,097 RSUs granted to Mr. Rahilly during 2020, (b) 12,128 RSUs granted to Mr. Rahilly during 2021, (c) 5,703 RSUs granted to Mr. Rahilly during 2022, (d) 7,869 RSUs granted to Mr. Rahilly during 2023, (e) 6,055 stock options granted to Mr. Rahilly during 2021, (f) 11,725 stock options granted to Mr. Rahilly during 2022 and (g) 13,568 stock options granted to Mr. Rahilly during 2023, all of which were granted under the 2014 LTIP and were unvested as of December 31, 2023.
(5)
Consists of Employer COBRA Premiums to be paid over an 18-month period and Employer Supplemental Executive Health Care Premiums to be paid over an 18-month period.
(6)
Consists of Employer COBRA Premiums to be paid over a twelve-month period and Employer Supplemental Executive Health Care Premiums to be paid over a twelve-month period.
(7)
Calculated based on Mr. Rahilly’s salary at December 31, 2023.
(8)
Under certain circumstances, Illinois, the state where Mr. Rahilly is employed, requires payment of accrued and unused vacation.

Pay versus Performance

Pursuant to a mandate of the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act, during 2022 the SEC adopted rules requiring public companies to provide specified disclosures regarding the relationship between the compensation paid to their named executive officers and financial performance.

Pay versus Performance Table

The following table and accompanying information present the compensation reported in the Summary Compensation Table (SCT) and the compensation actually paid (CAP), as determined in accordance with SEC rules, for our principal executive officer (PEO) and, on average, for our other named executive officers (the Non-PEO NEOs) and certain measures of our financial performance for each of the years shown (dollars in thousands, except per share and total shareholder return (TSR) data):

			Average Summary	Average Summary	Value of Initial Fixed $100 Investment Based On			Company Selected Measure
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Compensation Table Total for Non-PEO NEOs (1)	Compensation Actually Paid to Non-PEO NEOs (1)(3)	Total Shareholder Return	Peer Group Total Shareholder Return (4)	Company Net Income	Adjusted EPS (5)
2023	$9,899	$18,796	$2,466	$4,429	$230	$93	$175,121	$6.85
2022	$9,302	$8,003	$2,968	$2,625	$159	$92	$207,424	$6.81
2021	$10,687	$16,846	$2,622	$3,871	$170	$110	$256,295	$7.57
2020	$7,023	$8,493	$1,898	$2,140	$103	$89	$377,844	$7.26

(1)
Mr. Fisher was the PEO, and Mr. Chartier, Mr. Cunningham and Mr. Rahilly comprised the Non-PEO NEOs, for each of the years shown.
(2)
The table below shows the adjustments made to the compensation in the SCT for the PEO to derive CAP to the PEO. The dollar amounts reported for CAP do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year, and the Compensation Committee did not consider CAP in making any executive compensation decisions with respect to our PEO:

Year	Summary Compensation Table Total for PEO	(A) Less: Stock Awards & Option Awards in SCT	(B) Add: YE FV of current year grants	(C) Add: YoY inc (dec) in FV for EOY awards granted in PYs	(D) Add: Vest date FV of awards vested and granted in CY	(E) Add: Inc (dec) of Vest date FV of PY awards vested in CY vs PY FV	Compensation Actually Paid to PEO
2023	$9,899	$(7,496)	$8,222	$4,825	$—	$3,346	$18,796
2022	$9,302	$(6,686)	$6,360	$(1,943)	$—	$970	$8,003
2021	$10,687	$(8,147)	$7,473	$5,746	$—	$1,087	$16,846
2020	$7,023	$(4,684)	$5,958	$671	$—	$(475)	$8,493

(3)
The table below shows the adjustments made to the average SCT compensation for the Non-PEO NEOs to derive average CAP to the Non-PEO NEOs. The dollar amounts reported for average CAP do not reflect the actual amount of compensation earned by or paid to our Non-PEO NEOs during the applicable year, and the Compensation Committee did not consider CAP in making any executive compensation decisions with respect to our Non-PEO NEOs:

	Average Summary Compensation Table Total for Non-PEO NEOs	(A) Less: Stock Awards & Option Awards in SCT	(B) Add: YE FV of current year grants	(C) Add: YoY inc (dec) in FV for EOY awards granted in PYs	(D) Add: Vest date FV of awards vested and granted in CY	(E) Add: Inc (dec) of Vest date FV of PY awards vested in CY vs PY FV	Average Compensation Actually Paid to Non-PEO NEOs
2023	$2,466	$(1,494)	$1,638	$1,111	$—	$708	$4,429
2022	$2,968	$(1,894)	$1,747	$(383)	$—	$187	$2,625
2021	$2,622	$(1,589)	$1,458	$1,162	$—	$218	$3,871
2020	$1,898	$(936)	$1,191	$132	$—	$(145)	$2,140

(4)
The Company used the S&P Small Cap 600 Financials index as an industry-based index for peer group comparison to the Company’s TSR, which the Company also uses in its stock performance graph included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
(5)
Adjusted EPS is a non-GAAP financial measure used as the Company Selected Measure for compensation decisions. Management believes that Adjusted EPS is a meaningful and useful measure in understanding the activities and business metrics of the Company's operations and reflects an additional way of viewing our business that, when viewed with its GAAP results, provides a more complete understanding of factors and trends affecting its business. See “Compensation Discussion and Analysis—2023 Compensation for Named Executive Officers—Short-Term Incentive Compensation” for additional information, including a reconciliation of 2023 diluted EPS, calculated in accordance with GAAP, to 2023 Adjusted EPS.

List of Most Important Financial Performance Measures

As required by SEC rules, the following table lists the performance measures that, in the Company's assessment, represent the most important financial measures used by the Company to link compensation “actually paid” to the Company’s PEO and Non-PEO NEOs to Company performance for 2023:

Performance Measures Used to Link Compensation Actually Paid to the PEO and Non-PEO NEOs for the Most Recently Completed Fiscal Year to Company Performance:
Adjusted EPS
Revenue
Adjusted EBITDA

Comparison of CAP to Measures of Financial Performance

The graph below compares PEO CAP and the average Non-PEO NEOs CAP against Company TSR and the peer group TSR for the four fiscal years ended December 31, 2023:

Compensation Actually Paid vs. Total Shareholder Return
Compensation (millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Total Shareholder Return
$250
$200
$150
$100
$50
$-
$230
$170
$159
$103
$16.8
$18.8
$110
$89
$92
$93
$8.5
$8.0
$2.1
$3.9
$2.6
$4.4
2020
2021
2022
2023
PEO Compensation Actually Paid
Average Non-PEO Compensation Actually Paid
Company TSR
Peer Group TSR

The graph below compares PEO CAP and the average Non-PEO NEOs CAP against net income for the four fiscal years ended December 31, 2023:

Compensation Actually Paid vs. Net Income
Compensation (millions)
Net Income (millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$400
$350
$300
$250
$200
$150
$100
$50
$-
$378
$256
$207
$175
$8.5
$2.1
$16.8
$3.9
$8.0
$2.6
$18.8
$4.4
2020
2021
2022
2023
PEO Compensation Actually Paid
Average Non-PEO Compensation Actually Paid
Net Income

The graph below compares PEO CAP and the average Non-PEO NEOs CAP against Adjusted EPS (the Company Selected Measure) for the four fiscal years ended December 31, 2023:

Compensation Actually Paid vs. Adjusted EPS
Compensation (millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Adjusted EPS
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$7.26
$7.57
$6.81
$6.85
$8.5
$2.1
$16.8
$3.9
$8.0
$2.6
$18.8
$4.4
2020
2021
2022
2023
PEO Compensation Actually Paid
Average Non-PEO Compensation Actually Paid
Adjusted EPS

CEO Pay Ratio

Pursuant to rules adopted by the SEC, we are required to disclose the ratio of the annual total compensation of our chief executive officer to a median employee’s annual total compensation.

For 2023, we continued to exclude international employees from our determination of the median employee, as they represented less than 5% of the total employee population of 1,675. As of December 31, 2023, the employee population after the exclusion of 16 employees located in Brazil and 25 employees located in Mexico was 1,634 employees. We determined there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. Our 2022 median employee, a senior underwriting specialist, served as our median employee for 2023.

We then calculated the median employee’s total annual compensation in the same manner that was used in the Summary Compensation Table for our named executive officers, including our CEO, by considering base salary, bonuses and 401(k) employer matching contributions.

Based on this methodology, for 2023, the total annual compensation was $9,898,946 for our CEO and $90,277 for our median employee, a senior underwriting specialist, resulting in a ratio of CEO pay to our median employee pay of 110 to 1.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Audit Committee Report

The Audit Committee (the Committee) oversees our accounting and financial reporting process on behalf of the Board. The Committee is composed of four independent directors (as defined by the NYSE Listing Rules), met five times in 2023 and operates under a written charter adopted by the Board in November 2016 (and amended in October 2023), which is available on the Committee Charters page of our website at www.enova.com. As provided in the Charter, the Committee’s responsibilities include overseeing the quality and integrity of our financial reporting, including our systems of disclosure controls and procedures and internal controls, the qualifications and independence of our external auditors and the performance of our internal audit function and independent registered public accounting firm, and our compliance with legal and regulatory requirements. However, management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements to be included in the Annual Report on Form 10-K for the year ended December 31, 2023 with management, including a discussion of the quality and the acceptability of our financial reporting and controls as of and for the year ended December 31, 2023.

The Committee reviewed with the independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, its judgments as to the quality and acceptability of our financial reporting, the effectiveness of the Company’s internal control and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Committee has discussed with the independent registered public accounting firm its independence from the Company and its management, including matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board. The Committee has also considered whether the provision by the independent registered public accounting firm of non-audit professional services is compatible with maintaining its independence.

The Committee also discussed with our internal audit team and our independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets periodically with our internal audit team and our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Committee also meets in executive session separately with the internal audit team, our independent registered public accounting firm and Company management at least annually.

In reliance on the reviews and the discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC. The Committee also reappointed our independent registered public accounting firm for our 2024 fiscal year.

Ellen Carnahan, Chairman

William M. Goodyear

James A. Gray

Mark P. McGowan

Audit and Non-Audit Fees

The following fees were billed for professional audit services and other services rendered to Enova by Deloitte and PwC for the fiscal years ended December 31, 2023 and 2022:

	2023	2022
Audit fees(1)	$1,874,548	$1,726,700
Audit-related fees(2)	—	36,000
Tax fees	—	—
All other fees	—	—
Total	$1,874,548	$1,762,700

(1)
Audit fees consist of fees billed for professional services rendered for the audit of Enova’s consolidated financial statements included in Enova’s Annual Report and for the review of the financial statements included in Enova’s Quarterly Reports on Form 10-Q, as well as services that generally only Enova’s independent registered public accounting firm can reasonably provide, including services rendered in connection with SEC filings.
(2)
Audit-related fees consist of services provided in connection with our securitization facilities.

Our Audit Committee must pre-approve all auditing services and permitted non-audit services that the independent registered public accounting firm is to perform for us (except for items exempt from pre-approval requirements under applicable laws and rules). Our Audit Committee periodically monitors the services rendered by, and actual fees paid to, the independent registered public accounting firm to ensure that the services provided are within the parameters that have been approved. The Audit Committee has delegated to the Chair of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular audit committee meetings. If the Chair of the Audit Committee so approves any such engagements, the Chair of the Audit Committee will report that approval to the full Audit Committee at the next Audit Committee meeting. Our Audit Committee approved all of the audit and non-audit services and related fees for 2023 in accordance with the policy set forth above.

The Audit Committee determined that the level of Deloitte’s fees for providing audit-related services is compatible with maintaining Deloitte & Touche LLP’s independence.

Certain Relationships and Related Transactions

Procedures for Approval of Related Person Transactions

Our written related person transaction policy governs the review of any transaction, or series of transactions, with us (or any subsidiaries) involving amounts greater than or equal to $60,000 in which a director, director nominee, executive officer, 5% stockholder, members of their immediate families, or any entity of which any such person or any member of their immediate family is an officer, director, partner, principal or 5% stockholder (each, a “related person”) has a direct or indirect material interest. The policy does not cover transactions, or series of transactions, that involve (i) compensation arrangements of any executive officer, if such arrangements have been approved by the Board or one of its committees, (ii) less than $60,000, (iii) rates or charges that are determined by competitive bids, (iv) the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority, or (v) services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services. The policy also does not cover transactions, or series of transactions, that arise solely from the ownership of a class of our equity securities if all holders of that class of our equity securities received the same benefit on a pro rata basis.

The Nominating and Corporate Governance Committee, or another committee of the Board comprised of at least three independent directors who are not involved in the transaction, must approve, ratify or refer to the full Board related person transactions involving amounts from $60,000 to $120,000. For transactions involving amounts greater than $120,000, the Nominating and Corporate Governance Committee, or such other committee that has reviewed the transaction, will make a recommendation to the full Board concerning such related person transaction and the full Board will then ratify, approve or disapprove of such transaction. A director may not participate in the review or approval of any transaction involving himself or herself or any of his or her affiliates or family members. In addition, if stockholder approval is required under the NYSE rules, our certificate of incorporation or applicable law for any related person transaction, our related person transaction policy requires us to seek stockholder approval for such transaction.

If it is impractical or undesirable to wait until a committee or Board meeting to consummate a related person transaction involving amounts from $60,000 to $120,000, the Nominating and Corporate Governance Committee chair may review and approve the transaction pursuant to the criteria set forth in the related person transaction policy. Another Nominating and Corporate Governance Committee member may review and approve the transaction if the chair is unavailable or if he or she, a family member or an affiliate of his or hers is a party to the transaction. Such approval will be reported to the Board at its next regularly scheduled meeting.

Since January 1, 2023, there have been no transactions to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our then directors, executive officers or holders of more than 5% of our common stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

PROPOSAL 2 ADVISORY PROPOSAL ON NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Exchange Act and in accordance with SEC rules, we are asking stockholders to approve, on a non-binding advisory basis, the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative discussion, is hereby APPROVED.

This advisory vote is not intended to address any specific element of executive compensation, but is instead intended to address the overall compensation of our NEOs as disclosed in this proxy statement.

Executive compensation is an important issue for our stockholders. As described in the Compensation Discussion and Analysis section of this proxy statement, the Compensation Committee is responsible for establishing and implementing our executive compensation philosophy and practices. The Compensation Committee has adopted an executive compensation program that supports our near- and long-term strategic objectives by attracting and retaining high caliber executives tasked with achieving continuous improvement in our operating results and motivating executives to achieve high levels of performance without excessive risk taking. Our Compensation Committee believes our executive officers should be compensated competitively consistent with our strategy, sound corporate governance principles, our particular circumstances and stockholders’ interests.

We urge you to read the Compensation Discussion and Analysis and the Summary Compensation Table and related compensation tables and narrative included in this proxy statement, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our NEOs.

Effect of the Proposal

This advisory resolution, commonly referred to as a say-on-pay resolution, is not binding on us, the Board or the Compensation Committee. The vote on this proposal will, therefore, not affect any compensation already paid or awarded to any NEO and will not overrule any decisions previously made by the Board or the Compensation Committee. However, because we highly value the opinions of our stockholders, our Board and Compensation Committee will consider the results of this advisory vote when making future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Deloitte & Touche LLP has confirmed to the Audit Committee that they are independent accountants with respect to us.

Our Board is submitting the Audit Committee’s appointment of our independent auditor for ratification by our stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Effect of the Proposal

Although stockholder ratification is not required, if stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, the Audit Committee will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3

PROPOSAL 4

PROPOSAL TO AMEND AND RESTATE THE ENOVA INTERNATIONAL, INC. 2014 LONG-TERM INCENTIVE PLAN

Background and Purpose

On October 16, 2014, the Board, on the recommendation of the Compensation Committee, adopted the Enova International, Inc. 2014 Long-Term Incentive Plan (2014 LTIP). On February 23, 2016, the Board, on the recommendation of the Compensation Committee, authorized the adoption of the Enova International, Inc. First Amended and Restated 2014 Long-Term Incentive Plan (First Amended and Restated 2014 LTIP), which was approved by our Stockholders on May 17, 2016. On March 23, 2018, the Board, on the recommendation of the Compensation Committee, authorized the adoption of the Second Amended and Restated 2014 LTIP (Second Amended and Restated 2014 LTIP), which was approved by our Stockholders on May 8, 2018. On March 8, 2021, the Board, on the recommendation of the Compensation Committee, authorized the adoption of the Third Amended and Restated 2014 LTIP (Third Amended and Restated 2014 LTIP), which was approved by our Stockholders on August 2, 2021.

On March 8, 2024, the Board, on the recommendation of the Compensation Committee, (a) authorized the adoption of the Fourth Amended and Restated 2014 LTIP and (b) recommended that the Fourth Amended and Restated 2014 LTIP be approved by our Stockholders. The 2014 LTIP is the only existing equity plan of the Company. The Fourth Amended and Restated 2014 LTIP would amend, restate, and supersede the Third Amended and Restated 2014 LTIP.

Approval of the Fourth Amended and Restated 2014 LTIP would:

•
increase the number of shares of Common Stock authorized for issuance under the Fourth Amended and Restated 2014 LTIP by 2,000,000 shares from 14,500,000 to 16,500,000 shares; and
•
retain our fungible counting ratio whereby each share of Common Stock issued pursuant to any award (other than an option right or stock appreciation right) will reduce the number of shares available under the Fourth Amended and Restated 2014 LTIP by 1.51 shares of Common Stock.

As of March 15, 2024, 1,411,833 shares remained available for future awards under the Third Amended and Restated 2014 LTIP. If our Stockholders approve the Fourth Amended and Restated 2014 LTIP authorizing an additional 2,000,000 shares of Common Stock for issuance thereunder, the number of shares of Common Stock remaining available for future awards under the Fourth Amended and Restated 2014 LTIP would increase to 3,411,833 shares of Common Stock.

As of March 15, 2024, there were:

•	Outstanding full-value awards: 1,384,190 shares of Common Stock;

•

Outstanding stock options: 1,877,790 shares of Common Stock (such outstanding stock options have an average exercise price of $31.39, an average remaining term of 3.94 years, and do not provide for any dividends or dividend equivalent rights); and

•	Outstanding shares of Common Stock: 27,487,011.

The Compensation Committee and the Board believe that our success is highly dependent on our ability to attract, retain and reward highly-qualified employees and non-employee directors and that by offering them the opportunity to receive equity and cash awards, we will enhance our ability to attract and retain such persons. The Fourth Amended and Restated 2014 LTIP will provide sufficient shares for issuance to allow us to continue to award equity-based incentive compensation for current and future directors, officers and employees. Accordingly, we are recommending that the Stockholders approve the Fourth Amended and Restated 2014 LTIP.

In its determination to approve the Fourth Amended and Restated 2014 LTIP, the Board considered the historical award levels and the number of shares remaining available for future awards under the Third Amended and Restated 2014 LTIP. The total number of shares awarded to employees and non-employee directors through March 15, 2024 was 514,704 in 2024, 944,524 in 2023, 972,641 in 2022 and 1,231,585 in 2021. All options granted since 2021 carry a maximum term to expiration of seven years. If the Fourth Amended and Restated 2014 LTIP is approved and we continue making awards consistent with our practices over the past three years, we estimate that the shares available for future awards will be sufficient for all awards granted through 2026.

If we do not obtain stockholder approval of the Fourth Amended and Restated 2014 LTIP, the current Third Amended and Restated 2014 LTIP (without giving effect to the proposed amendment and restatement) will remain in effect. If the Fourth Amended and Restated 2014 LTIP is not approved by stockholders, the Compensation Committee may, in its discretion, still make future awards under the Third Amended and Restated 2014 LTIP in an amount up to the shares still available under the Third Amended and Restated 2014 LTIP.

The Fourth Amended and Restated 2014 LTIP reflects our compensation philosophy and also will continue to contain several features designed to protect stockholders’ interests, including:

•

Purpose. The Fourth Amended and Restated 2014 LTIP is designed to promote the interests of the Company and its stockholders by giving us a competitive advantage in attracting, retaining and motivating employees, officers, consultants and directors capable of assuring our future success, to offer such persons incentives that are directly linked to the profitability of our business and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

•

Stockholder alignment. The Fourth Amended and Restated 2014 LTIP allows us to offer incentives to our employees, officers, consultants and directors that are directly linked to the longer-term profitability of our business and increases in stockholder value.

•

Limitation on share counting. Shares of our Common Stock surrendered for the payment of the purchase price relating to an award or for the satisfaction of tax obligations relating to an award may not again be made available for granting future awards under the Fourth Amended and Restated 2014 LTIP. Upon exercise of a Stock Appreciation Right, each Share with respect to which such Stock Appreciation Right is exercised shall be counted as one Share against the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided above, regardless of the number of Shares actually delivered upon settlement of such Stock Appreciation Right. Otherwise, if an award terminates, is forfeited or otherwise expires without shares of Common Stock being issued or is settled other than wholly by delivery of the shares of Common Stock, then the shares that were subject to the award will be available for granting future awards under the Fourth Amended and Restated 2014 LTIP.

•

Limitation on stock options and stock appreciation rights. The maximum term of each stock option and SAR is ten years. The exercise price of each option and the grant price of a SAR shall not be less than 100% of the fair market value of one share on the date of grant.

•

No repricing or grant of discounted stock options. Except in the case of certain Corporate Changes (described below), the Fourth Amended and Restated 2014 LTIP does not permit amending an existing stock option or SAR award to decrease the exercise price or grant price, cancelling an existing award in connection with the grant of a new award at a lower exercise or grant price, exchanging or authorizing the repurchase of any existing stock option or SAR for cash or other awards if it would constitute a repricing or any other action that would be considered repricing unless such action is approved by our stockholders. In addition, the Fourth Amended and Restated 2014 LTIP prohibits the granting of stock options or SARs with an exercise price less than the fair market value of our Common Stock on the date of grant (which is defined in the Fourth Amended and Restated 2014 LTIP as the closing price of our Common Stock on the most recent day prior to the grant date on which our Common Stock was publicly traded).

•

Clawback. Awards granted under the Fourth Amended and Restated 2014 LTIP are subject to clawback in certain circumstances in the event that there is a material restatement of our financial results and are also subject to our Policy for the Recovery of Erroneously Awarded Compensation.

•

Fungible Ratio. The Fourth Amended and Restated 2014 LTIP retains our fungible counting ratio whereby each share of Common Stock issued pursuant to any award (other than an option right or stock appreciation right) will reduce the number of shares available under the Fourth Amended and Restated 2014 LTIP by 1.51 shares of Common Stock.

•

Minimum Vesting Conditions. The Fourth Amended and Restated 2014 LTIP provides for a minimum vesting period of twelve months for awards granted on or after the effective date of the Fourth Amended and Restated 2014 LTIP; subject to the Compensation Committee’s authority to accelerate vesting upon the occurrence of a specified event.

•	No “Single-Trigger” Change in Control Vesting. The Fourth Amended and Restated 2014 LTIP does not provide for automatic vesting upon a change in control of the Company.

The summary of the Fourth Amended and Restated 2014 LTIP as set forth below is qualified in its entirety by reference to the full text of the Fourth Amended and Restated 2014 LTIP, which is annexed to this proxy statement as Appendix A.

Administration of the Fourth Amended and Restated 2014 LTIP

The Fourth Amended and Restated 2014 LTIP is administered by the Compensation Committee or other subcommittee of our Board designated by the Board or the Compensation Committee to administer the plan. For awards that are intended to be qualified under Rule 16b-3 promulgated by the SEC under the Exchange Act, or Rule 16b-3, such awards will be approved and administered by a committee or subcommittee of non-employee directors within the meaning of Rule 16b-3.

Except to the extent prohibited by applicable laws, the Compensation Committee may delegate all or any part of its duties and powers under the Fourth Amended and Restated 2014 LTIP to one or more persons, including directors, a committee of directors or to an officer under Rule 16a-1 of the Exchange Act, or Section 16 Officer, subject to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion. However, the Compensation Committee may not delegate its powers and duties under the Fourth Amended and Restated 2014 LTIP (i) with regard to directors or Section 16 Officers or (ii) in a manner that would cause an existing, outstanding award designated as a Qualified Performance-Based Award (discussed below) not to qualify for, or to cease to qualify for, the Code Section 162(m) exemption. The Third Amended and Restated 2014 LTIP permitted similar delegation authority.

Eligibility

The Compensation Committee selects grantees from among the employees, officers, directors and consultants of our Company and our affiliates (such as our subsidiaries). As of December 31, 2023, we had 1,675 employees. As of the date of this proxy statement we have eight non-employee directors. In determining the eligible individuals to be granted awards, the Compensation Committee selects those who, in its opinion, have the capacity for contributing in a substantial measure to our successful performance.

Shares Subject to the Fourth Amended and Restated 2014 LTIP

Subject to adjustment as described below, a maximum of 16,500,000 shares may be issued under the Fourth Amended and Restated 2014 LTIP. In addition, the Fourth Amended and Restated 2014 LTIP has the following limits:

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The aggregate number of shares of Common Stock available for granting options that are considered “incentive stock options” under Code Section 422, or incentive stock options, may not exceed 16,500,000 (an increase from the maximum of 14,500,000 shares under the Third Amended and Restated 2014 LTIP);

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A maximum of 500,000 shares of Common Stock may be subject to qualified performance-based awards granted to any eligible person in any calendar year (such amount unchanged from the amount under the Third Amended and Restated 2014 LTIP);

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A maximum of 1,000,000 shares of Common Stock may be subject to options or stock appreciation rights, or SARs, granted to any eligible person in any calendar year (such amount unchanged from the amount under the Third Amended and Restated 2014 LTIP);

•	The amount of compensation that may be earned by any eligible person under performance units granted in any one calendar year that are intended to be qualified performance-based awards may not exceed

$10,000,000 (such amount unchanged from the amount under the Third Amended and Restated 2014 LTIP); and

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The maximum grant date fair market value (as defined in the Fourth Amended and Restated 2014 LTIP) of all shares covered by awards granted during any calendar year to any director who is not an employee on the grant date of each such award (including director annual grant values described below) shall not exceed $500,000; provided, however, the Compensation Committee has the authority to grant up to an additional $750,000 in excess of the foregoing $500,000 limitation if the Compensation Committee determines that such director has provided, or is expected to provide extraordinary services during that calendar year (such amounts unchanged from amounts under the Third Amended and Restated 2014 LTIP).

The individual award limitations set forth above are subject to adjustment in the event of a change in our capitalization (including, but not limited to, a change in the number of shares of our Common Stock outstanding), such as a stock split or stock dividend, a recapitalization, a combination or exchange of shares of Common Stock or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization or any partial or complete liquidation of our Company, which we collectively refer to as a “Corporate Change”.

The Fourth Amended and Restated 2014 LTIP will terminate on the tenth anniversary of the effective date or any earlier date of discontinuation or termination in accordance with the terms of the Fourth Amended and Restated 2014 LTIP, and no awards will be granted under the Fourth Amended and Restated 2014 LTIP after the termination date. Unless otherwise specified in the Fourth Amended and Restated 2014 LTIP or the applicable award agreement, any award granted under the Fourth Amended and Restated 2014 LTIP prior to the termination date will remain in effect until such award is exercised or has expired in accordance with its terms, and the authority of the Compensation Committee will extend beyond the termination date with respect to the Fourth Amended and Restated 2014 LTIP and such awards.

The shares of Common Stock that may be issued under the Fourth Amended and Restated 2014 LTIP may be authorized and unissued shares or treasury shares. Shares of Common Stock surrendered for the payment of the purchase price relating to an award or for the satisfaction of tax obligations relating to an award may not again be made available for granting future awards under the Fourth Amended and Restated 2014 LTIP. However, if an award terminates, is forfeited or otherwise expires without shares of Common Stock being issued or is settled other than wholly by delivery of the shares of Common Stock, then the shares that were subject to the award will be available for granting future awards under the Fourth Amended and Restated 2014 LTIP; provided, however, that in no event shall such shares increase the incentive stock option limit. In the event of a Corporate Change, the Compensation Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event, which must be consistent with the restrictions of Code Section 409A.

Awards Under the Fourth Amended and Restated 2014 LTIP

General

The Compensation Committee selects persons to receive grants, determines the types of grants, number of shares or units covered by awards to grantees, the exercise price applicable to stock options and SARs and whether or to what extent the exercise price may be paid in cash or shares and sets the terms, conditions and provisions of the grants consistent with the Fourth Amended and Restated 2014 LTIP, including, among others, provisions related to vesting and exercisability conditions (which, in the case of awards granted on or after the effective date of the Fourth Amended and Restated 2014 LTIP, shall provide for vesting no earlier than 12 months after the applicable grant date, subject to any accelerated vesting and/or exercisability, as applicable, determined by the Compensation Committee to apply upon the occurrence of certain events). The Compensation Committee is authorized to grant awards in any of the following forms under the Fourth Amended and Restated 2014 LTIP:

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Stock Options. Stock options would allow the holder to purchase shares of our common stock at a price not less than the fair market value of the shares as of the grant date, or the exercise price. Stock options may be designated under the Code as nonqualified stock options (which may be granted to all participants) or “incentive stock options” under Code Section 422 (which may be granted to qualifying employees, but not to non–employee directors or prospective employees). The maximum term of each stock option under the Fourth Amended and Restated 2014 LTIP is ten years.

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Stock Appreciation Rights. SARs may be granted as separate awards or in tandem with stock options and give the holder the right to receive the excess (payable in cash, shares of common stock or a combination thereof) of the fair market value per share of common stock on the date of exercise, or if specified under the terms of the grant, the average selling price per share of common stock during a period of up to 30 days before the date of exercise, over the grant price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date). The maximum term of SARs under the Fourth Amended and Restated 2014 LTIP is ten years.

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Performance Units. Performance units are denominated in cash, the amount earned and vesting of which would be contingent upon the achievement of certain performance goals, determined by the Compensation Committee, over a period of time established by our Compensation Committee in connection with the award and evidenced in a manner that the Compensation Committee deems appropriate, including book-entry registration or issuance of stock certificates.

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Restricted Stock and Restricted Stock Units. Restricted stock is common stock that is issued subject to specified restrictions and evidenced in a manner that the Compensation Committee deems appropriate, including book-entry registration or issuance of stock certificates. Restricted stock units, or RSUs, represent the right to receive common stock or cash, measured by the value of our common stock, in the future. The granting or vesting of RSUs may be performance-based and contingent upon the achievement of certain performance goals, as determined by the Compensation Committee, over a period of time established by our Compensation Committee, time-based or both. Except as otherwise determined by the Compensation Committee, upon termination of a participant’s employment or other applicable service, as determined under criteria established by the Compensation Committee, during any applicable period of restriction, all applicable restricted stock awards and RSUs subject to restriction at such time will be forfeited, and, to the extent that other vesting conditions are not met as of the last day of the applicable period of restriction, all applicable restricted stock awards and RSUs subject to the vesting conditions will be forfeited.

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Other Share Based or Share-Related Awards. Other share-based or share-related awards that are consistent with the purpose of the Fourth Amended and Restated 2014 LTIP and the interests of the Company are also permitted under the Fourth Amended and Restated 2014 LTIP.

•	Directors’ Restricted Stock Units. Grants are authorized by the Board from time to time; provided, however, in no event shall the value of the grant exceed $250,000 per year.

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Directors’ Fees. On the last day of a calendar year, non-employee directors may make an election to have the payment of annual retainer, meeting fees and committee meeting fees he or she earns during a succeeding calendar year deferred. Fees may be deferred in 10% increments up to a maximum of 100%. We have opted not to provide this deferral election to our non-employee directors for 2024.

The terms and conditions of any awards granted under the Fourth Amended and Restated 2014 LTIP, including, as applicable, the nature and extent of restrictions on the awards, the duration of such restrictions, and any circumstance which could cause the forfeiture of such awards are to be determined by the Compensation Committee and set forth in a written award agreement subject to the applicable terms and conditions of the Fourth Amended and Restated 2014 LTIP. In addition, the award agreement will specify if dividends or dividend equivalents will be payable with respect to an equity-based award other than stock options, SARs or unvested performance-based awards, which shall be determined at the discretion of the Compensation Committee and payment of which is made on a specified payment schedule in the award agreement or at such time, and to the extent, such award vests in accordance with the terms of the award agreement. The Fourth Amended and Restated 2014 LTIP does not permit the payment of dividends or dividend equivalents with respect to unvested performance units, stock options or SARs granted on or after the effective date of the Fourth Amended and Restated 2014 LTIP. The award agreement will also specify the effect of termination of employment of an award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

If permitted by the Compensation Committee for a given award, all or part of an award may be deferred (and paid in a form permitted by the Compensation Committee) at the election of a participant, provided that the deferral elections comply with Code Section 409A. To the extent that an award provides for deferred compensation subject to Code Section 409A, any cash payments made in lieu of the award may not change the timing of payment of such award.

Qualified Performance-Based Awards

Restricted stock, RSUs and performance units previously granted and currently outstanding may have been designated by the Compensation Committee at the time of grant as “Qualified Performance-Based Awards” to Covered Employees, and the Fourth Amended and Restated 2014 LTIP retains provisions necessary to preserve the treatment of any existing outstanding awards as Qualified Performance-Based Awards. In general, prior to the Tax Cuts and Jobs Act (Tax Reform) that was signed into law December 22, 2017, Code Section 162(m) limited our deduction for compensation paid to each Covered Employee to an annual dollar limitation ($1,000,000), but permitted certain performance-based pay to be deductible without regard to the dollar limitation. As part of Tax Reform, the ability to rely on this “qualified performance-based compensation” exception was eliminated, and the limitation on deductibility was generally expanded to include all named executive officers.

With respect to any existing, outstanding awards that were designed to constitute Qualified Performance-Based Awards are granted, the Compensation Committee established performance goals stated in terms of one or a combination of the following objective measures with respect to our Company or our affiliates, or any division or department of the Company or an affiliate.

To the extent that the Compensation Committee granted awards that were intended to be “qualified performance based compensation” for purposes of Code Section 162(m), the Compensation Committee established the relevant goals in writing within the time period prescribed by Code Section 162(m) so that the outcome was substantially uncertain at the time the relevant performance goals were established, and, after the end of the applicable performance period, the Compensation Committee confirmed in accordance with Code Section 162(m) whether the goals have been attained and the amount of the Qualified Performance-Based Award to be paid to each grantee. This process of establishing goals and confirming their attainment was intended to comply with Code Section 162(m) so that payments under such awards would qualify as deductible performance-based pay.

Existing, outstanding awards of stock options and SARs having a value based solely on the increase in the fair market value of the underlying shares of common stock after the date of grant also could qualify as performance-based pay under Code Section 162(m) without regard to whether the exercise of such stock options or SARs was conditioned on the attainment of one or more of the performance goals.

Change-in-Control

Under the Fourth Amended and Restated 2014 LTIP, in the event of a change-in-control, which, unless otherwise specifically defined in the applicable award agreement, is an event that qualifies under Code Section 409A as a change in ownership, change in effective control or change in the ownership of a substantial portion of the assets of our Company or our applicable affiliate(s), or a Fourth Amended and Restated 2014 LTIP Change-in-Control; provided that such Fourth Amended and Restated 2014 LTIP Change-in-Control shall not include any event that is not treated as a change in control event under Code Section 409A with respect to the applicable grantee, the Compensation Committee in its discretion and without the consent of the grantee, may, at the time a grant is made or at any time thereafter, take one or more of the following actions, subject to the requirements of Code Section 409A: (i) provide for the acceleration of any time period relating to the exercise or vesting of an award, (ii) provide for the purchase or termination of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Compensation Committee to reflect the Fourth Amended and Restated 2014 LTIP Change-in-Control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provisions as the Compensation Committee may consider equitable and in the best interests of our Company.

Under the Fourth Amended and Restated 2014 LTIP, in the event of a Fourth Amended and Restated 2014 LTIP Change-in-Control (as defined below), which must also qualify under Code Section 409A as a change in ownership, change in effective control or a change in the ownership of a substantial portion of the assets of our Company and applicable affiliates, unless otherwise provided in an award agreement, and within 12 months after the occurrence of a Fourth Amended and Restated 2014 LTIP Change-in-Control, a participant has a Qualifying Termination (as defined below), the entire award will automatically become 100% vested as of the date of the Qualifying Termination as long as the participant has remained continuously employed by the Company and its affiliates from the grant date of the award through the date of such qualifying termination.

For purposes of the Fourth Amended and Restated 2014 LTIP, a “Fourth Amended and Restated 2014 LTIP Change-in-Control” will be deemed to occur in if:

(i) any “person,” becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii) a merger or consolidation of the Company or a subsidiary of the Company with any other corporation, other than a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or the ultimate parent company of the Company outstanding immediately after such merger or consolidation; or

(iv) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

For purposes of the Fourth Amended and Restated 2014 LTIP, a “Qualifying Termination” means a participant’s separation from services resulting from the Company’s involuntary termination of such participant’s employment, other than a termination for “Cause”, as such term is defined in a participant’s award agreement.

Directors

Directors’ Restricted Stock Units

Unless otherwise determined by the Compensation Committee, each director who is a member of the Board and is not considered a Section 16 Officer will automatically be granted RSUs on the date of our annual meeting. For 2024, these grants are expected to be made in May 2024. The number of shares of common stock underlying each such award will be determined by dividing the grant value, which is the annual grant dollar value authorized by the Board not to exceed $250,000 per year, by the closing price of the common stock on the NYSE on the last trading day before the date of the annual meeting.

The terms and conditions of the RSU awards, including the circumstances that could cause the forfeiture of such awards and the vesting conditions are to be determined by the Compensation Committee and set forth in a written award agreement. Except as otherwise determined by the Compensation Committee, upon termination of a participant’s applicable service, as determined under criteria established by the Compensation Committee, during any applicable period of restriction, all applicable RSUs subject to the restriction at such time will be forfeited, and, to the extent that other vesting conditions are not met as of the last day of the applicable period of restriction, then all applicable RSUs subject to such vesting conditions will be forfeited.

Directors’ Fees

Under the Fourth Amended and Restated 2014 LTIP, directors who are not also our employees may elect, on an annual basis, to have the payment of all or part (in 10% increments) of their annual retainers and any meeting (if any) fees deferred and credited to a bookkeeping account that is deemed invested in shares of common stock. As fees are deferred, we deposit an amount equal to the deferred fees into a Rabbi trust, which will be invested in shares of common stock on the last trading day of the calendar month in which any such fees are earned or as soon as practicable thereafter. All dividends paid on the shares in the Rabbi trust will also be reinvested in shares of common stock and credited to the director’s bookkeeping account. The shares deposited into the Rabbi trust and other amounts credited to a director’s bookkeeping account will remain subject to the claims of our creditors, and the interests of the outside directors in the trust may not be sold, assigned, transferred or encumbered, except by will or by the laws of descent and distribution. We have opted not to provide this deferral election to our non-employee directors for 2024.

Amendment and Termination

The Compensation Committee generally has authority to waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively. However, the Compensation Committee may not amend an outstanding award without the consent of the holder or beneficiary of such award if it would adversely affect the rights of the holder of the award. In addition, the Compensation Committee may not adjust upward the amount payable to Covered Employees who have received awards that are intended to be Qualified Performance-Based Awards or waive or alter the performance goals associated with such an award in a manner that would cause the award to cease to qualify for an exemption from the application of Code Section 162(m). The Compensation Committee also cannot, except in the case of certain Corporate Changes, amend an outstanding stock option or SAR to reduce its exercise price or grant price, cancel an outstanding stock option or SAR and replace it with a new stock option or SAR having a lower exercise price or a lower grant price, respectively, exchange or authorize the repurchase of any existing stock option or SAR for cash or other awards if it would constitute a repricing or take any other action that would be treated as a repricing of the stock option or SAR unless approved by Stockholders as required by applicable law. Any such adjustments to outstanding stock options or SARs must be in accordance with applicable restrictions of Code Section 409A.

The Board may amend, alter, suspend, discontinue or terminate the Fourth Amended and Restated 2014 LTIP or any portion thereof at any time, except that no such change may be made that would cause a participant to become subject to tax under Code Section 409A(a)(1) and no such change may be made without Stockholder approval if the change (i) is required to be approved by Stockholders to comply with applicable laws or rules, (ii) increases the number of shares of common stock reserved for issuance under the Fourth Amended and Restated 2014 LTIP, except for adjustments permitted by the Fourth Amended and Restated 2014 LTIP in connection with certain corporate transactions, or (iii) would cause us to be unable to grant incentive stock options.

Clawback

The Fourth Amended and Restated 2014 LTIP contains a clawback provision that would allow us, in the event that there is a material restatement of our financial results, to (i) cancel part or all of the outstanding portion of any award, whether or not vested, and/or (ii) require a participant to repay an amount, satisfied in cash or in another form of consideration, such as shares of common stock as permitted by applicable law and as acceptable to the Compensation Committee, equal to all or any portion of the value of shares of common stock that have been issued and other payments that have been made to the participant pursuant to any award within the two years preceding the date on which we are required to prepare an accounting restatement, to the extent that such value or payment amount was based on the erroneous data and exceeded the value or amount that would have been paid to the participant under the accounting restatement. The Fourth Amended and Restated 2014 LTIP also permits us, to the extent required to comply with applicable laws and/or any compensation recovery or clawback policy adopted by us after the date the Fourth Amended and Restated 2014 LTIP is approved by our Stockholders to unilaterally amend the clawback provision in the Fourth Amended and Restated 2014 LTIP and such amendment shall be binding on all participants.

Estimate of New Plan Benefits

The Fourth Amended and Restated 2014 LTIP contains a clawback provision that would allow us, in the event that there is a material restatement of our financial results, to (i) cancel part or all of the outstanding portion of any award, whether or not vested, and/or (ii) require a participant to repay an amount, satisfied in cash or in another form of consideration, such as shares of common stock as permitted by applicable law and as acceptable to the Compensation Committee, equal to all or any portion of the value of shares of common stock that have been issued and other payments that have been made to the participant pursuant to any award within the two years preceding the date on which we are required to prepare an accounting restatement, to the extent that such value or payment amount was based on the erroneous data and exceeded the value or amount that would have been paid to the participant under the accounting restatement. The Fourth Amended and Restated 2014 LTIP also permits us, to the extent required to comply with applicable laws and/or any compensation recovery or clawback policy adopted by us after the date the Fourth Amended and Restated 2014 LTIP is approved by our Stockholders to unilaterally amend the clawback provision in the Fourth Amended and Restated 2014 LTIP and such amendment shall be binding on all participants.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this Proposal 4 as a result of their being members of a class that is eligible to receive future grants.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Fourth Amended and Restated 2014 LTIP.

Exercise of Incentive Stock Option and Subsequent Sale of Shares

A participant who is granted an incentive stock option does not realize taxable income at the time of the grant or at the time of exercise (although the alternative minimum tax may apply). If the participant holds the shares acquired through the exercise of an incentive stock option until the later of two years after the date of grant or one year after the date of exercise (the statutory holding period) any gain (or loss) realized on the disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. If the amount realized in a disqualifying disposition exceeds the exercise price, the participant will recognize ordinary income from the disposition. The participant’s ordinary income generally will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price. We generally will be entitled to a deduction for the amount of ordinary income recognized by the participant. We are not required to withhold, or pay employment taxes, on ordinary income that a participant recognizes upon a disqualifying disposition. If the amount realized from the disposition exceeds the fair market value of the shares at the time of exercise, the participant’s additional gain will be a capital gain. The capital gain will be long-term or short-term, depending on how long the participant holds the shares following the exercise.

Special tax rules apply when all or a portion of the exercise price of an incentive stock option is paid by the delivery of shares the participant already owns, but generally it does not materially change the tax consequences described above. However, payment of the exercise price with shares that were acquired through the exercise of an incentive stock option before such shares have satisfied the statutory holding period generally will result in the disqualifying disposition of the shares surrendered.

Because incentive stock options can only be granted to employees, no discussion of the tax consequences applicable to a non-employee participant (e.g., a non-employee director) is included.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income upon exercise of the option in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. We generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant who is an employee is considered supplemental wages and we are required to withhold, and we and the participant are required to pay, applicable employment taxes on that ordinary income. The ordinary income recognized by a participant who is not an employee (e.g., a non-employee director) is considered income from self-employment, and such participant is required to pay applicable self-employment taxes on such ordinary income.

When a participant disposes of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on how long the participant holds the shares following the exercise.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock generally does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and we generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant who is an employee is considered supplemental wages and we are required to withhold, and we and the participant are required to pay, applicable employment taxes on such ordinary income. The ordinary income recognized by a participant who is not an employee (e.g., a non-employee director) is considered income from self-employment, and such participant is required to pay applicable self-employment taxes on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for the shares after their restrictions lapse.

Notwithstanding the foregoing, to the extent a participant files an election under Code Section 83(b) within thirty (30) days following such participant’s grant of an award of restricted stock, then in lieu of the treatment described above, such participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of grant over the amount, if any, paid for such shares, and we generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant who is an employee is considered supplemental wages and we are required to withhold, and we and the participant are required to pay, applicable employment taxes on such ordinary income. The ordinary income recognized by a participant who is not an employee (e.g., a non-employee director) is considered income from self-employment, and such participant is required to pay applicable self-employment taxes on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition (calculated based on the excess of the fair market value of the shares at the time of disposition over the fair market value at the time of grant) will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for the shares after the initial grant; provided that, if the restrictions applicable to such shares fail to lapse and such shares are forfeited, the participant may be unable to recover ordinary income, employment, or self-employment taxes paid by such participant.

Restricted Stock Units

A participant who has been awarded RSUs generally does not realize taxable income at the time of the grant. When shares are issued under the award, the participant will recognize ordinary income in an amount equal to the fair market value of the shares delivered at the time they are delivered and we generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by a participant who is an employee is considered supplemental wages and we are required to withhold, and we and such participant are required to pay, applicable employment taxes on such ordinary income. The ordinary income recognized by a participant who is not an employee (e.g., a non-employee director) is considered income from self-employment, and such participant is required to pay applicable self-employment taxes on such ordinary income. Upon disposition of the shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for the shares following their delivery.

SARs and Performance Units

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the cash or fair market value of the shares (if any) received upon exercise of the SAR, and we generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

A participant who has been awarded a performance unit does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the cash or the fair market value of shares (if any) delivered. We generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant who is an employee in connection with a SAR or performance unit award is considered supplemental wages and we are required to withhold, and we and the participant are required to pay, applicable employment taxes on such ordinary income. The ordinary income recognized by a participant who is not an employee (e.g., a non-employee director) in connection with a SAR or performance unit award is considered income from self-employment, and such participant is required to pay applicable self-employment taxes on such ordinary income.

To the extent, if any, that shares are delivered to a participant upon exercise of a SAR or in payment of amounts earned under a performance unit award, the participant’s gain (or loss) on the subsequent disposition of such shares will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for the shares following their delivery.

Director Shares

If a non-employer director elects to receive all or a portion of his or her annual retainer in shares, he or she will recognize ordinary income in an amount equal to the fair market value of the shares at the time such shares are delivered to the non-employee director, and we generally will be entitled to a deduction for the amount of ordinary income recognized by such non-employee director in respect of such shares. The ordinary income recognized by any such non-employee director is considered income from self-employment, and such non-employee director is required to pay applicable self-employment taxes on such ordinary income. Upon disposition of the shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the non-employee director’s holding period for the shares following their delivery.

Section 409A

Code Section 409A governs the tax treatment of nonqualified deferred compensation arrangements. Awards that provide for deferred compensation must comply with the requirements of Code Section 409A regarding the timing of participants’ elections to defer compensation, the events that can trigger the payment of deferred compensation and the timing of such payments. Certain officers may not begin to receive deferred compensation that is payable by reason of separation from service until six months after the officer separates from service.

Certain Other Tax Issues

In addition, (i) our officers and directors subject to liability under Section 16(b) of the Exchange Act may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on our part is subject to the applicable federal tax rules (including, when applicable, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation); and (iii) in the event that the exercisability or vesting of any award is accelerated because of a Fourth Amended and Restated 2014 LTIP Change-in-Control, payments relating to awards under the Fourth Amended and Restated 2014 LTIP, either alone or together with certain other payments, may constitute parachute payments under Code Section 280G, which excess amounts may be subject to excise taxes.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 for our compensation plans under which equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,610,050	$17.02	2,139,154
Equity compensation plans not approved by security holders	—	—	—
Total	3,610,050	$17.02	2,139,154

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4

Other Matters

Our Board does not intend to bring any other business before the Annual Meeting and is not aware that anyone else intends to do so. If any other business comes before the Annual Meeting, it is the intention of the persons named as proxies in the enclosed form of proxy to vote in accordance with their best judgment.

Appendix A

ENOVA INTERNATIONAL, INC. FOURTH AMENDED AND RESTATED
2014 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Enova International, Inc. 2014 Long-Term Incentive Plan (the “Plan”) is to promote the interests of Enova International, Inc. (the “Company”) and its stockholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the longer-term profitability of the Company’s business and increases in stockholder value and to afford such persons an opportunity to acquire a proprietary interest in the Company. This Plan is intended to amend and restate the prior Enova International, Inc. Third Amended and Restated 2014 Long-Term Incentive Plan (the “Prior Plan”) in accordance with Section 13 of the Prior Plan, which Prior Plan shall be amended, restated and superseded by this Plan on the date on which this Plan is approved by the Company’s stockholders.

SECTION 2. DEFINITIONS

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, is controlled by, controlling or under common control with the Company.

“Annual Election” has the meaning set forth in Section 12(a) below.

“Applicable Laws” means the legal requirements relating to the administration of stock and long-term cash incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable Exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

“Award” means a grant or award granted under the Plan, as evidenced by an Award

Agreement.

“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

“Board” means the Board of Directors of the Company.

“Change in Control” shall be deemed to occur if:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or its affiliates, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii) a merger or consolidation of the Company or a Subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or the ultimate Parent company of the Company outstanding immediately after such merger or consolidation; or

(iv) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code. Unless otherwise required by Code Section 409A, neither a change in ownership nor a change in effective control shall be considered to have occurred as a result of any acquisition or disposition of the Company’s stock by, or an increase in the percentage of the Company’s stock owned by, Cash America International, Inc. or any entity required to be aggregated with Cash America International, Inc. under Code Sections 414(b) or 414(c). For clarification purposes and without limiting the foregoing, the acquisition or disposition of the Company’s stock in a public offering or sale or in a spin-off transaction by Cash America International, Inc. shall not result in a Change in Control unless required by Code Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Committee” means the Management Development and Compensation Committee of the Board or other committee or subcommittee of Directors designated by the Board or the Management Development and Compensation Committee to administer the Plan. For purposes of Awards that are intended to be qualified performance-based awards under Section 162(m) of the Code, such Awards shall be approved and administered by a committee or a subcommittee that has been authorized by the Board or the Management Development and Compensation Committee to approve such Awards that is composed solely of Outside Directors, with the number of Outside Directors on such committee or subcommittee to be not less than the number required under Section 162(m) of the Code to permit Awards to qualify under Section 162(m) of the Code. For purposes of approving Awards that are to be qualified under Rule 16b-3, such Awards shall be approved either by (i) a committee or subcommittee that has been authorized by the Board or the Management Development and Compensation Committee to approve such Awards and that is composed solely of “non-employee” Directors within the meaning of Rule 16b-3, with the number of “non-employee” Directors on such committee or subcommittee to be not less than the number required under Rule 16b-3 for Awards to qualify under Rule 16b-3; or (ii) by the Board.

“Common Stock” or “Stock” means the common stock of the Company, par value $0.00001 per share.

“Company” has the meaning set forth in Section 1 above.

“Covered Employee” means a Participant designated prior to the grant of an Award by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which any such Award is expected to be deductible by the Company or an Affiliate (or deductible but for a limitation under Section 162(m) of the Code).

“Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant’s death. In the absence of an effective designation by the Participant, the term “Designated Beneficiary” means the Participant’s estate.

“Director” means a member of the Board, including any Outside Director.

“Effective Date” has the meaning set forth in Section 15 of the Plan.

“Eligible Individual” means any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Individual.

“Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company or any Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; PROVIDED, HOWEVER, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment without regard to any notice period or period of “garden leave,” as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

“Employer” means the Company or any Affiliate.

“Exercise Price” has the meaning set forth in Section 6 of the Plan.

“Exchange” means the New York Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock as designated by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price of the Common Stock on the most recent day prior to the date in question on which the Stock was traded on an Exchange, or if the Shares were not traded on an Exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Committee may select. Notwithstanding the foregoing, “Fair Market Value” on any day before the first day that Stock is traded on any Exchange shall be a price determined by the Committee in accordance with the requirements of Treasury Regulation Section 1.409A-1(b)(5)(iv).

“Fees” has the meaning set forth in Section 12(a) below.

“Grant Price” has the meaning set forth in Section 7 below.

“Grant Value” has the meaning set forth in Section 11(a) below.

“Incentive Stock Option” means any Stock Option granted under Section 6 of the Plan that is designated as, and intended to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means any Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

“Outside Director” means any Director who qualifies as an “outside director” within the meaning of Section 162(m) of the Code, as a “non-employee director” within the meaning of Rule 16b-3 and as an “independent director” within the meaning of the applicable Exchange requirements.

“Participant” means an Eligible Individual designated to be granted an Award under the Plan.

“Performance Cycle” means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Units or performance-based Restricted Stock or Restricted Stock Units has been earned.

“Performance Goals” means, for a Performance Cycle, the performance goals established by the Committee in connection with the grant of an Award, with such goals to be stated as one or more objective financial or objective strategic business initiative formulas, standards or measures established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to such goals. In the case of Qualified Performance-Based Awards, (i) the Performance Goals shall be stated in terms of one or any combination of the following objective measures with respect to the Company or an Affiliate or any division or department of the Company or an Affiliate: revenue growth (gross or net); gross margin; pre-tax margin; operating margin; earnings before interest, taxes, depreciation, and amortization; earnings before interest, taxes, depreciation and amortization margin; earnings before interest and taxes; operating income; pre- or after- tax income; pre- or after-tax income from continuing operations; pre-or after-tax income excluding extraordinary items; basic or diluted earnings per share; basic or diluted earnings per share from continuing operations; basic or diluted earnings per share excluding extraordinary items; cash flow; basic or diluted cash flow per share; cash flow on investment; return on equity; return on capital; return on invested capital; return on investment; return on assets (gross or net); return on revenue (gross or net); inventory turnover; growth in earning assets; economic value added (or an equivalent metric); share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of specified working capital levels; attainment of goals relating to geographic business expansion, increasing or decreasing the percent of revenue attributable to a specific type of product(s); or new product development or acquisitions, divestitures or similar transactions or other strategic initiatives; (ii) to the extent specified in an objectively determinable manner by the Committee at the time the Performance Goals are established, any financial measure or metric shall exclude the effect of unusual or non-recurring items and shall include or exclude (as applicable) specified components of the applicable financial measure; (iii) such Performance Goals shall be set by the Committee in writing within the time period prescribed by Section 162(m) of the Code so that the outcome is substantially uncertain at the time the Performance Goals are established; and (iv) after the end of each Performance Cycle, the Committee shall certify in writing the extent to which such Performance Goals were achieved for the Performance Cycle and the amount of the Qualified Performance-Based Award to be paid to each Participant. Such Performance Goals may be expressed in absolute or relative terms, including, without limitation, relative to a base period and/or to the performance of other companies.

“Performance Unit” means an Award granted to a Participant under Section 8 of the Plan that is denominated in cash, the amount of which may be based on the achievement of the Performance Goals established for such Award.

“Plan” has the meaning set forth in Section 1 above, as the same may be hereinafter amended pursuant to the terms hereof.

“Qualified Performance-Based Award” means an Award of Restricted Stock, Restricted Stock Units, or Performance Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, Restricted Stock Units, or Performance Units and (ii) the Committee intends for such Award to qualify for the Section 162(m) Exemption. The Committee shall have sole discretion to determine whether to grant Qualified Performance-Based Awards.

“Qualifying Termination” shall mean a separation from service (as defined in Treasury Regulation Section 1.409A-1(h)(1)) resulting from the Company’s or an Affiliate’s involuntary termination of a Participant’s employment, other than a termination for “Cause”, as such term is defined in a Participant’s Award Agreement.

“Restricted Period” means the period of time selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

“Restricted Stock” means Share(s) granted to a Participant under Section 9 of the Plan that are subject to the terms, conditions and restrictions as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means any unit granted under Section 9 or Section 11 of the Plan evidencing the right to receive a Share (or the cash payment equal to the Fair Market Value of a Share) at some future date.

“Rule 16b-3” means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

“Section 16 Officer” means an officer of the Company or an Affiliate who is considered an officer under Rule 16a-1 of the Exchange Act.

“Section 162(m) Exemption” means the “qualified performance-based compensation” exemption from the limitation on deductibility imposed by Section 162(m) of the Code.

“Separation from Service” or “Separate from Service” means a separation from service as defined in Code Section 409A. For purposes of determining whether a Separation from Service has occurred, the “Company” shall include the Company and all entities that would be treated as a single employer with the Company under Code Sections 414(b) or (c), but substituting “at least 50 percent” instead of “at least 80 percent” each place it appears in applying such rules. “Share” or “Shares” means a share or shares of Common Stock.

“Stock Appreciation Right” means a right granted under Section 7 of the Plan.

“Stockholders Meeting” means the annual meeting of stockholders of the Company in each year, excluding any meeting of stockholders of the Company that occurs before the first date on which the Common Stock is traded on an Exchange.

SECTION 3. ADMINISTRATION

(a)
POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the terms of the Plan and to Applicable Laws, the Committee shall have full power and authority to:

(i)
designate Participants;

(ii)
determine whether and to what extent any type (or types) of Award is to be granted hereunder;

(iii)
determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv)
determine the terms and conditions of any Award or Award Agreement, including but not limited to vesting and exercisability conditions (which shall provide for vesting no earlier than 12 months after the applicable grant date, subject to any accelerated vesting and/or exercisability, as applicable, determined by the Committee pursuant to an Award Agreement, the Plan or any other applicable arrangement to apply upon the occurrence of a specified event);

(v)
subject to Section 13 hereof, amend the terms and conditions of any Award or Award Agreement; PROVIDED, HOWEVER, that (A) except for adjustments pursuant to Section 5(c) of the Plan, in no event may any Option or Stock Appreciation Right granted under this Plan be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or Stock Appreciation Right, including (1) amending any outstanding Option or Stock Appreciation Right to decrease the Exercise Price of such Option or the Grant Price of such Stock Appreciation Right, (2) cancelling any outstanding Option or Stock Appreciation Right in conjunction with the grant of any new Option with a lower Exercise Price or any new Stock Appreciation Right with a lower Grant Price, (3) exchanging or authorizing the repurchase of any outstanding Option or Stock Appreciation Right for cash or other Awards if such exchange or repurchase would constitute a “repricing,” or (4) the taking of any other action that would constitute a “repricing,” unless any such action is approved by the stockholders of the Company to the extent required by Applicable Laws, and (B) the Committee may not adjust upward the amount payable to a Covered Employee with respect to a Qualified Performance- Based Award or waive or alter the Performance Goals associated therewith or herewith in a manner that would cause such Award to cease to qualify for the Section 162(m) Exemption;

(vi)
determine whether, to what extent and under what circumstances the Exercise Price of Awards may be paid in cash or Shares; determine at the time of grant whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof, subject to the requirements of Code Section 409A;

(vii)
interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(viii)
adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan;

(ix)
adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions; and

(x)
make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, stockholders, Eligible Individuals and any holder, beneficiary or transferee of any Award.

(b)
ACTION BY THE COMMITTEE; DELEGATION. Except to the extent prohibited by Applicable Laws, the Committee may delegate all or any part of its duties and powers under the Plan to one or more persons, including Directors, a committee of Directors or to a Section 16 Officer, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; PROVIDED, HOWEVER, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to Eligible Individuals who are Directors or Section 16 Officers or (ii) in a manner that would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and PROVIDED, FURTHER, that any such delegation may be revoked by the Committee at any time.

(c)
POWER AND AUTHORITY OF THE BOARD. Notwithstanding anything to the contrary contained herein, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 4. ELIGIBILITY

Any Eligible Individual shall be eligible to be designated a Participant. In determining which Eligible Individuals shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, Incentive Stock Options may be granted only to full-time or part-time Employees (which term as used herein includes, without limitation, officers and Directors who also are Employees), and an Incentive Stock Option shall not be granted to an Employee of an Affiliate unless such Affiliate also is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 5. SHARES AVAILABLE FOR AWARDS

(a)
SHARES AVAILABLE. Subject to adjustment as provided in Section 5(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be equal to 16,500,000 Shares (the “Plan Share Limit”), less the aggregate number of Shares that have been issued under the Prior Plan as of the Effective Date (subject to adjustments pursuant to Section 5(c)). Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 16,500,000 (the “Plan ISO Limit”) subject to adjustment as provided in Section 5(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

(b)
ACCOUNTING FOR AWARDS.

(i)
Subject to adjustment as provided in Section 5(c), (A) each Share with respect to which a Stock Option or Stock Appreciation Right is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by one Share and (B) each Share with respect to which any other Award denominated in Shares is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by 1.51 Shares. Upon exercise of a Stock Appreciation Right, each Share with respect to which such Stock Appreciation Right is exercised shall be counted as one Share against the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided above, regardless of the number of Shares actually delivered upon settlement of such Stock Appreciation Right. Awards that are required to be settled in cash will not reduce the Plan Share Limit.

(ii)
If any Award granted under the Plan is (A) forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto, or (B) is settled other than wholly by delivery of Shares (including cash settlement), then, in the case of clauses (A) and (B), the number of Shares subject to such Award that were not issued with respect to such Award will not be treated as issued for purposes of reducing the Plan Share Limit; provided, however, that in no event shall such Shares increase the Plan ISO Limit and, for the avoidance of doubt, no Shares that are surrendered or tendered to the Company in payment of the exercise price of an Option or Stock Appreciation Right or any taxes required to withheld in respect of an Award shall again become available to be delivered pursuant to Awards granted under the Plan.

(c)
ADJUSTMENTS. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split-up or stock dividend, a recapitalization, a combination or exchange of Shares or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Exercise Price and/or Grant Price of shares subject to outstanding Stock Options and/or Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, the provision of an amount in cash in consideration for the cancelation or termination of any such Awards); PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number. Without limiting the generality of the foregoing, in connection with any Disaffiliation (as defined below) of an Affiliate of the Company, the Committee shall have the authority to arrange for the assumption or replacement of Awards with new awards based on shares of the affected Affiliate or of an entity that controls, is controlled by or under common control with the affected Affiliate following the Disaffiliation. For purposes hereof, “Disaffiliation” of an Affiliate means the Affiliate’s ceasing to be an Affiliate of the Company for any reason (including, without limitation, as a result of a public offering, spinoff, sale or other distribution or transfer by the Company of the stock of the Affiliate). Any actions taken under this subsection (c) shall be made in accordance with the applicable restrictions of Code Section 409A, including with regard to the adjustment of stock options and stock appreciation rights that are considered exempt from Code Section 409A.

(d)
INDIVIDUAL AWARD LIMITATIONS.

(i)
Subject to Section 5(c), no more than 500,000 Shares may be subject to Qualified Performance-Based Awards granted to any Eligible Individual, including a Covered Employee, in any calendar year.

(ii)
Subject to Section 5(c), the maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted to any Eligible Individual, including a Covered Employee, in any one calendar year shall be 1,000,000.

(iii)
The amount of compensation that may be earned by any Eligible Individual, including a Covered Employee, under Performance Units granted in any one calendar year that are intended to be Qualified Performance-Based Awards may not exceed $10,000,000.

(iv)
The maximum aggregate Grant Date Value of all Awards granted during any calendar year to any Director who is not an Employee on the grant date of each such Award shall not exceed $500,000; provided, that the Committee shall have the authority to grant Awards to a Director with an aggregate Grant Date Value of up to an additional $750,000 in excess of the foregoing $500,000 limitation upon the Committee's determination that such Director has provided, or is expected to provide, extraordinary services during such calendar year; provided, further, that such Director shall not participate in such determination or otherwise participate in the decision to grant such additional Award. For clarity, the Awards granted to any Director under Section 11 shall be taken into account for purposes of applying the dollar limitations in this paragraph. For purposes of this paragraph, the “Grant Date Value” of an Award at the time of a grant that includes Options or Share Appreciation Rights shall be determined by the Committee in a manner consistent with the manner in which the Company would be required to determine such value for purposes of the Company’s financial and SEC reporting requirements and the “Grant Date Value” of Awards granted under Section 9, 10 or 11 shall be the aggregate grant date Fair Market Value of all Shares covered by such Awards.

SECTION 6. STOCK OPTIONS

(a)
GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price for each Option, and the conditions and limitations applicable to the exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.

(b)
EXERCISE PRICE. The “Exercise Price” per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(c)
TIME AND METHOD OF EXERCISE. Subject, in the case of Awards granted after the Effective Date, to the minimum vesting provisions of Section 3(a)(iv), the Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (which may include only cash or Shares, or any combination thereof, having a value on the exercise date equal to the applicable Exercise Price, with the value of any Shares to be based on Fair Market Value) in which payment of the Exercise Price with respect thereto may be made or deemed to have been made.

(d)
OPTION TERM. The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the date of grant.

(e)
INCENTIVE STOCK OPTIONS. The Committee may designate Options as Nonqualified Stock Options or as Incentive Stock Options. Any Incentive Stock Option authorized under the Plan shall contain such provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Stock Option as an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

SECTION 7. STOCK APPRECIATION RIGHTS

The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Individuals subject to the terms of the Plan, and such Stock Appreciation Rights may be granted as separate Awards or in tandem with Stock Options. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares or a combination of cash and Shares having a Fair Market Value on the date of exercise equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine at the time of grant, the average selling price of one Share during a specified period that is within 30 days before the date of exercise) over (b) the grant price (the “Grant Price”) of the Stock Appreciation Right, which Grant Price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan including, in the case of Awards granted after the Effective Date, the minimum vesting provisions of Section 3(a)(iv), the Grant Price, term, methods of exercise, dates of exercise, medium of settlement, the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, PROVIDED, that in no event shall the term of a Stock Appreciation Right be longer than ten years.

SECTION 8. PERFORMANCE UNITS

(a)
The Committee shall have sole and complete authority to determine the Eligible Individuals who shall receive Performance Units, the number of such Performance Units for each Performance Cycle, the Performance Goals on which each Award shall be contingent, and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The Committee may, prior to or at the time of the grant, designate Awards of Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the Committee’s certification that the amount to be paid under each such Award has been earned on the basis of performance achieved in relation to the established Performance Goals applicable to that Award.

(b)
The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select.

(c)
As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Units which have been earned under each Award on the basis of performance in relation to the established Performance Goals.

(d)
Except as otherwise provided under the terms of an Award and subject to the requirements of Code Section 409A, payment in respect of earned Performance Units shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee’s determination under paragraph (c) above. The Committee shall determine whether payment is to be made in the form of cash or Shares.

SECTION 9. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)
RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitation on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which, subject, in the case of Awards granted after the Effective Date, to the minimum vesting provisions of Section 3(a)(iv), restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of Performance Goals and the Committee’s certification that the Performance Goals have been met.

(b)
PERFORMANCE-BASED AWARDS. The Committee shall establish the Performance Cycle and the Performance Goals on which the grant or vesting of each Award of performance-based Restricted Stock or Restricted Stock Units shall be contingent. The Committee may, prior to or at the time of the grant, designate performance-based Restricted Stock or Restricted Stock Units as Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of any such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment during the specified Performance Cycle of the Performance Goals established by the Committee and the Committee’s certification that the Performance Goals have been met with respect to such Restricted Stock or Restricted Stock Units.

(c)
STOCK CERTIFICATES; DELIVERY OF SHARES.

(i)
Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(ii)
In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the Restricted Period relating to Restricted Stock Units (or at such later time as may be determined by the Committee and specified at the time of grant in accordance with the requirements of Code Section 409A), Shares or other cash or property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.

(d)
FORFEITURE. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or other applicable service (as determined under criteria established by the Committee) during the applicable Restricted Period, all applicable Restricted Stock Units and Shares of Restricted Stock subject to restriction at such time shall be forfeited. To the extent other vesting conditions are not met as of the last day of the applicable Restricted Period, all applicable Restricted Stock Units and Shares of Restricted Stock subject to such vesting conditions shall be forfeited.

SECTION 10. OTHER SHARE-BASED OR SHARE-RELATED AWARDS

In addition to granting Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, the Committee shall have authority to grant to Participants and to specify, subject, in the case of Awards granted after the Effective Date, to the minimum vesting provisions of Section 3(a)(iv), the terms and conditions of other forms of Share-based or Share-related awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company.

SECTION 11. DIRECTORS’ RESTRICTED STOCK UNITS

(a)
GRANT OF RESTRICTED STOCK UNITS. Except as provided in subsection (b), each Director who is (i) a member of the Board and (ii) not a Section 16 Officer as of the conclusion of a Stockholders Meeting shall automatically be granted Restricted Stock Units on the date of such Stockholders Meeting, with the number of shares to be determined by dividing the applicable Grant Value by the Fair Market Value of the Shares on that date. As used herein, “Grant Value” means the value for the annual grant authorized by the Board, from time to time; PROVIDED, HOWEVER, in no event shall the Grant Value exceed $250,000 per year.

(b)
COMMITTEE DISCRETION NOT TO GRANT RESTRICTED STOCK UNITS. The Committee shall have sole discretion to determine that an Award shall not be granted pursuant to this Section 11 to one or more Directors.

(c)
TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS. Subject to the minimum vesting provisions of Section 3(a)(iv), at the time of grant, the Committee shall specify the forfeiture and vesting conditions to which the Restricted Stock Units granted pursuant to this Section 11 shall be subject. Grantees will only be entitled to receive Shares upon the vesting of Restricted Stock Units. The Restricted Stock Units granted pursuant to this Section 11 shall be subject to such other terms and conditions as the Committee may specify.

SECTION 12. DIRECTORS’ SHARES

(a)
ELECTION GENERALLY. Each Director who is not an Employee on the last day of a calendar year may make an election (the “Annual Election”) to have payment of the annual retainer, meeting fees and committee meeting fees (collectively, the “Fees”) he or she earns during the next succeeding calendar year deferred under the Plan. Such election may be made in writing, through an interactive telephone or internet-based system or in such other manner as the Committee may prescribe.

(b)
TIMING OF ELECTION.

(i)
GENERAL. A Director’s Annual Election for the Fees earned during a calendar year must be made before the first day of such calendar year and within the enrollment period established by the Committee, except as provided in subsection (b)(ii).

(ii)
NEW DIRECTORS. If an individual initially becomes a Director during a calendar year, such individual may make a prospective Annual Election within 30 days after the date on which he is elected as a Director. Such election will apply to the Director’s Fees for services performed after the effective date of the election, so that the election will apply to the quarterly retainer for the first quarter beginning after the date of the election. This subsection (b)(ii) shall only apply to the extent permitted under Code Section 409A.

(c)
TERM OF ELECTION. Upon the latest of the deadlines specified in (b) above that applies to a Director, such Director’s Annual Election, or failure to elect, shall become irrevocable for the calendar year except as provided under this subsection (c). Each Director’s Annual Election for a calendar year shall remain in effect for such calendar year and all subsequent calendar years until the earlier of (i) the date the Director Separates from Service as a Director, or (ii) the effective date of the Director’s subsequent irrevocable Annual Election for amounts earned during a subsequent calendar year. The Annual Election may be cancelled in the discretion of the Committee only as permitted under Code Section 409A.

(d)
AMOUNT. A Director may elect to defer his Fees in 10% increments, up to a maximum of 100 percent (or such other maximum percentage and/or amount, if any, established by the Committee from time to time).

(e)
ACCOUNTS AND CREDITING OF CONTRIBUTIONS. All Fees deferred under this Section 12 shall be credited to a bookkeeping account for the Director and deemed invested in Shares on the last trading day of the calendar month in which the Fees are earned or as soon as practicable thereafter.

(f)
RABBI TRUST. Each time Fees are deferred under the Plan, the Company shall deposit an equal amount in a Rabbi trust. The amount deposited in the trust shall be invested in Shares. The trustee shall retain all dividends and other distributions paid or made with respect thereto in the trust (which shall be reinvested in Shares), and shall adjust the Director’s accounts for such amounts. The Shares credited to the account of a Director shall remain subject to the claims of the Company’s creditors, and the interests of the Director in his or her account under the Plan may not be anticipated, alienated, sold, assigned, transferred, pledged, encumbered, attached or garnished by creditors of such Director, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, no assets will be set aside to fund benefits under the Plan if such setting aside would be treated as a transfer of property under Code Section 83 pursuant to Code Section 409A(b).

(g)
DISTRIBUTIONS.

(i)
GENERAL TIMING AND SCHEDULE OF DISTRIBUTIONS. Any portion of a Director’s account under this Section for which no election is made pursuant to subsection (ii) below shall be paid in a single sum (A) except as provided in clause (B) of this paragraph, within 60 days after the Director Separates from Service; or (B) in the case of a Director who is a specified employee (as defined in Code Section 409A) on the date of his or her Separation from Service, to the extent required by Code Section 409A, six months after the date the Director Separates from Service.

(ii)
PAYMENT ELECTION. A Director may elect, at the time he makes an Annual Election, to have the portion of his account balance attributable to such Annual Election distributed in accordance with one of the following options (in each case, provided that, in the case of a Director who is a specified employee (as defined in Code Section 409A) on the date of his or her Separation from Service, to the extent required by Code Section 409A, no payment will be made earlier than six months after the date the Director Separates from Service):

(A)
In a single sum within 60 days after the later of (1) a date selected by the Director that is on or before the Director’s 65th birthday, and specified in the Annual Election, or (2) the date of the Director’s Separation from Service; or

(B)
In substantially equal annual installments paid over a number of years (not less than 2 and not more than 20) specified in the Annual Election, beginning within 60 days after the date the Director Separates from Service.

(iii)
MEDIUM OF PAYMENT. Distribution of a Director’s account under this Section shall be made in Shares; provided, the value of any fractional Shares shall be distributed in cash.

SECTION 13. AMENDMENT AND TERMINATION

(a)
AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; PROVIDED, HOWEVER, that no amendment, alteration, suspension, discontinuance or termination may be made that would cause a Participant to become subject to tax under Code Section 409A(a)(1), and, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made that:

(i)
requires stockholder approval under the rules or regulations of the applicable Exchange;

(ii)
increases the number of Shares authorized under the Plan as specified in Section 5(a) of the

Plan, except as permitted under Section 5(c) of the Plan; or

(iii)
without such stockholder approval, would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

(b)
AMENDMENTS TO AWARDS. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. The Committee may not amend any Qualified Performance-Based Award in a manner that would cause such Award to cease to qualify for the Section 162(m) Exemption.

(c)
CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry out the intent of the Plan.

SECTION 14. GENERAL PROVISIONS

(a)
WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes (or the income tax laws of any other foreign jurisdiction) with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise, settlement or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise, settlement or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company whole Shares or other property other than Shares issuable upon exercise, settlement or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, PROVIDED that, in either case, not more than the legally required minimum withholding, rounded up for any fraction of a Share, may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

(b)
AWARDS. Each Award hereunder shall be evidenced by an Award Agreement, delivered or made available electronically to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a Change in Control of the Company.

(c)
NO RIGHTS TO AWARDS. No Eligible Individual or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Individuals or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(d)
NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

(e)
NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award or otherwise determined by the Committee in accordance with the Plan, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each Award of Restricted Stock granted under Section 9, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Award of Restricted Stock.

(f)
DIVIDENDS AND DIVIDEND EQUIVALENTS. In the sole and complete discretion of the Committee, an Award granted pursuant to Sections 9, 10 and 11, may provide the Participant with dividends or dividend equivalents, and the Award Agreement shall specify if dividends or dividend equivalents are to be payable and the terms thereof. Notwithstanding anything to the contrary, dividends or dividend equivalents with respect to an Award subject to vesting conditions shall be paid only to the extent that the underlying vesting conditions of the Award are subsequently satisfied and the Award otherwise vests. For the avoidance of doubt, no dividends, or dividend equivalents, shall be paid on any Options, Stock Appreciation Rights or unvested performance-based Awards.

(g)
CONSTRUCTION OF THE PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Illinois.

(h)
CHANGE IN CONTROL. Unless otherwise provided in an Award Agreement, if, within 12 months after the occurrence of a Change in Control, a Participant has a Qualifying Termination the entire Award shall automatically become 100% vested as of the date of the Qualifying Termination as long as the Participant has remained continuously employed by the Company and its Affiliates from the grant date of the Award through the date of such Qualifying Termination.

(i)
FORMS OF PAYMENT UNDER AWARDS.

(i)
GENERALLY. Subject to the terms of the Plan and the applicable requirements of Code Section 409A, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such medium or media as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (PROVIDED, HOWEVER, that the acceptance of such notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof). In addition, such payments or transfers may be made in a single payment or transfer, in installments or on a deferred basis, in each case as determined by the Committee at the time of grant in accordance with the requirements of Code Section 409A and rules and procedures established by the Committee. The Company shall have no liability to a Participant, or any other party (in damages or otherwise) in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividends or dividend equivalents with respect to installment or deferred payments. Notwithstanding anything in the Plan to the contrary, (A) for Restricted Stock Units and any other Awards that provide nonqualified deferred compensation subject to Code Section 409A(a)(2), payment of the Award to a “specified employee,” as defined in Code Section 409A, upon Separation from Service, to the extent required under Code Section 409A, shall not be made before six months after the date on which the Separation from Service occurs, and (B) Restricted Stock Units and any other Awards that provide for nonqualified deferred compensation subject to Code Section 409A(a)(2) through (4) shall not be settled with promissory notes. All distributions under the Plan shall be made in the form of a single sum, unless otherwise specified under the terms of the Plan, Award Agreement or by the Committee at the time of grant.

(ii)
DEFERRALS. If permitted by the Committee for a given Award, all or a portion of an Award may be deferred (and paid in a form permitted by the Committee) at the election of a Participant, PROVIDED that all such deferral elections shall comply with Code Section 409A. To the extent that the Award provides for deferred compensation subject to Code Section 409A(a)(2), any cash payments provided in lieu of an Award may not change the timing of payment of such Award.

(iii)
CASH PAYMENTS. Cash payments shall be payable (A) at the time and pursuant to the payment schedule specified by the Committee at the time of grant, subject to the requirements of Code Section 409A, or (B) if the Committee does not provide a time and schedule of payment at the time of grant for amounts subject to Code Section 409A, in a lump sum within 90 days after the Participant’s Separation from Service; PROVIDED, to the extent required by Code Section 409A, no such cash payment will be made within the 6-month period following Separation from Service for a Participant who is a “specified employee,” as defined in Code Section 409A, on the date of his or her Separation from Service. Cash payments shall not be conditioned on the exercise of an Option or Stock Appreciation Right or otherwise be structured in such a way as to reduce the exercise price of the Option or Stock Appreciation Right.

(i)
SECTION 16 COMPLIANCE. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are Section 16 Officers or are Directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals.

(j)
RESTRICTIONS. Shares shall not be issued pursuant to the exercise or payment of the Exercise Price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of Applicable Law. As a condition to the exercise or payment of the Exercise Price or purchase price relating to such Award, the Company may require that the person exercising or paying the Exercise Price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

(k)
LIMITS ON TRANSFER OF AWARDS. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and PROVIDED, FURTHER, that, if so determined by the Committee, a Participant may transfer a Nonqualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Stock Option, whether directly or indirectly or by means of a trust or partnership or otherwise, PROVIDED that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under Applicable Laws, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee for an Award that does not provide nonqualified deferred compensation subject to Code Section 409A(a)(2), no Award (other than an Incentive Stock Option) or right under any such Award may be anticipated, assigned, garnished, pledged, alienated, attached or otherwise encumbered, and any purported anticipation, assignment, garnishment, pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the above, in the discretion of the Committee, awards may be transferable pursuant to the Qualified Domestic Relations Order, as determined by the Committee or its designee.

(l)
SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(m)
WAIVER OF JURY TRIAL. THE COMPANY AND EACH PARTICIPANT SHALL IRREVOCABLY AND UNCONDITIONALLY (A) WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE PLAN OR ANY AWARD AGREEMENT, (B) AGREE THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE EFFECTED BY MAILING A COPY OF SUCH PROCESS BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY, IN THE CASE OF A PARTICIPANT, AT THE PARTICIPANT’S ADDRESS SHOWN IN THE BOOKS AND RECORDS OF THE COMPANY OR, IN THE CASE OF THE COMPANY, AT THE COMPANY’S PRINCIPAL OFFICES, ATTENTION GENERAL COUNSEL, AND (C) AGREE THAT NOTHING IN THE PLAN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY THE LAWS OF THE STATE OF ILLINOIS.

(n)
COMPENSATION RECOVERY. Notwithstanding anything in the Plan to the contrary, in the event that the Company is required to materially restate its financial results due to the Company’s material noncompliance with any financial reporting requirement under Federal securities laws, excluding a restatement of such financial results due solely to a change in generally accepted accounting principles in the United States or such other accounting principles that may be adopted by the Securities and Exchange Commission and are or become applicable to the Company, the Committee may, in its discretion or as necessary to comply with Applicable Laws, (i) cancel part or all of the outstanding portion of any Award, whether or not vested, and/or (ii) require a Participant to repay the Company an amount equal to all or any portion of the value of Shares that have been issued and other payments that have been made to the Participant pursuant to any Award within the two years preceding the date on which the Company is required to prepare an accounting restatement, to the extent that such value or payment amount was based on the erroneous data and exceeded the value or amount that would have been paid to the Participant under the accounting restatement. Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation shall be satisfied in cash or in such other form of consideration, such as Shares, permitted by Applicable Laws and acceptable to the Committee, and the Committee may provide for an offset to any future payments owed by the Company or its Affiliates to the Participant if necessary to satisfy the repayment obligation; PROVIDED HOWEVER, that if any such offset is prohibited under Applicable Laws, the Committee shall not permit any such offset and may require immediate repayment by the Participant. Notwithstanding the foregoing, to the extent required to comply with Applicable Laws, and/or any compensation recovery or clawback policy adopted by the Company after the Effective Date, the Company may unilaterally amend this Section 14(o) and such amendment shall be binding on all Participants; PROVIDED, HOWEVER, regardless of whether the Company makes such a unilateral amendment, all Participants shall be bound by any compensation recovery or clawback policy adopted by the Company after the Effective Date.

SECTION 15. EFFECTIVE DATE OF PLAN

The Plan became effective on May 8, 2024, subject to the approval of the Company’s stockholders.

SECTION 16. TERM OF THE PLAN

The Plan will terminate on the tenth anniversary of the Effective Date or any earlier date of discontinuation or termination established pursuant to Section 3 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such discontinuation or termination may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ENOVA INTERNATIONAL, INC. 175 WEST JACKSON BLVD. CHICAGO, ILLINOIS 60604

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 7, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 7, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your signed and dated proxy card by 11:59 P.M. Eastern Time on May 7, 2024 in order to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V33029-P06470 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ENOVA INTERNATIONAL INC.
The Board of Directors of Enova International, Inc. (the “Company”) recommends a vote FOR all director nominees listed below and FOR proposals 2, 3 and 4. All matters are proposed by the Company.
1.	Election of Directors (term expires 2025)
	Nominees		For	Withhold	Abstain				For	Withhold	Abstain
	1a. Ellen Carnahan		☐	☐	☐		1h. Linda Johnson Rice		☐	☐	☐
	1b. Daniel R. Feehan		☐	☐	☐		1i. Mark A. Tebbe		☐	☐	☐
	1c. David Fisher		☐	☐	☐				For	Against	Abstain
	1d. William M. Goodyear		☐	☐	☐	2.	A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.		☐	☐	☐
	1e. James A. Gray		☐	☐	☐	3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.		☐	☐	☐
	1f. Gregg A. Kaplan		☐	☐	☐
	1g. Mark P. McGowan		☐	☐	☐	4.	To approve the Enova International, Inc. Fourth Amended and Restated 2014 Long-Term Incentive Plan.		☐	☐	☐
			Yes	No
Please indicate if you plan to attend this meeting.			☐	☐		NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Signature [PLEASE SIGN WITHIN BOX]	Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on May 8, 2024:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V33030-P06470

ENOVA INTERNATIONAL, INC. PROXY ANNUAL MEETING OF STOCKHOLDERS, MAY 8, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints David Fisher and Sean Rahilly, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Enova International, Inc., standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Enova International, Inc., to be held at 175 West Jackson Blvd., Chicago, Illinois 60604 on the 6th floor, Ruby Conference Room, on May 8, 2024 at 9:00 a.m., Central Time, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

 The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of Enova International, Inc. and the accompanying proxy statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4, AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be marked, dated and signed on the other side)